              As filed with the Securities and Exchange Commission
                                on June 18, 2003
                                                      Registration Nos. 811-6161
                                                                        333-

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM N-14

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                      [_] Pre-Effective Amendment No. ___

                      [_] Post-Effective Amendment No. ___
                        (Check Appropriate Box or Boxes)

                       PIMCO FUNDS: MULTI-MANAGER SERIES
               (Exact Name of Registrant as Specified in Charter)

                                 1-800-427-4648
                        (Area Code and Telephone Number)

               840 Newport Center Drive, Newport Beach, CA 92660
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Stephen J. Treadway     Newton B. Schott, Jr., Esq.    Joseph B. Kittredge, Esq.
c/o PIMCO Advisors      c/o PIMCO Advisors             Ropes & Gray LLP
Distributors LLC        Distributors LLC               One International Place
2187 Atlantic Street    2187 Atlantic Street           Boston, Massachusetts
Stamford, Connecticut   Stamford, Connecticut                          02110
                06920                  06920


                    (Name and Address of Agent For Service)

  As soon as practicable after this Registration Statement becomes effective.
                 (Approximate DAte of Proposed Public Offering)

It is proposed that this filing will become effective on July 18, 2003 pursuant to Rule 488.

The Registrant has registered an indefinite amount of its shares of beneficial interest under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon Rule 24f-2, no filing fee is being paid at this time.

                       PIMCO Advisors Fund Management LLC

                          1345 Avenue of the Americans

                            New York, New York 10105

                                    [ ], 2003

Dear PIMCO PPA Tax-Efficient Equity Fund Shareholder:

     We are proposing to merge the PIMCO PPA Tax-Efficient Equity Fund (your
Fund) with and into the RCM Tax-Managed Growth Fund. Each share of your Fund would be exchanged at net asset value and on a tax-free basis for shares of the PIMCO RCM Tax-Managed Growth Fund. The merger would allow you to pursue similar investment objectives in a Fund that uses different portfolio management strategies.

     We expect the proposed merger of your Fund will offer you the following advantages:

     . New Fund management. The PIMCO RCM Tax-Managed Growth Fund is sub-advised by Dresdner RCM Global Investors LLC ("DRCM"), an affiliate of PIMCO Advisors Fund Management LLC, the Fund's adviser ("PAFM"). The current sub-adviser of your Fund, Parametric Portfolio Associates, is no longer an affiliate of PAFM. The PIMCO RCM Tax-Managed Growth Fund is managed by DRCM's Private Client Group Equity Portfolio Management Team, who combined have over ___ years of experience managing portfolios.

     . More alternatives for shareholders. The merger will permit shareholders to continue their investment in a similar fund without recognition of gain or loss for tax purposes, while giving them the option of redeeming their shares before or after the Merger. Other alternatives, such as liquidating your Fund, would not give shareholders the option of maintaining their investment without the possible recognition of taxable gain or loss. Additionally, the Merger will preserve for shareholders the PPA Fund's net operating loss carryforwards, which will be lost if the PPA Fund is liquidated. Although, as described in the attached Prospectus/Proxy Statement, the PIMCO RCM Tax-Managed Growth Fund has higher fees than your Fund, we believe that this difference is justified when compared to the consequences of other alternatives, such as liquidation of your Fund.

WHAT STAYS THE SAME

     While this merger will bring about a number of changes, the basic opportunities provided by your Fund will stay the same.

     . Continued access to multiple PIMCO Funds. In addition to the PIMCO PPA Tax-Efficient Equity Fund and the PIMCO RCM Tax-Managed Growth Fund, the PIMCO Funds family offers over three dozen additional funds as part of PIMCO Funds: Multi-Manager Series. In addition, the PIMCO Funds family includes the fixed-income funds that are part of PIMCO
          Funds: Pacific Investment Management Series. Like the PIMCO PPA Tax-Efficient Equity Fund, the PIMCO RCM Tax-Managed Growth Fund generally permits shareholders to make free exchanges between other funds within the PIMCO Funds family in order to diversify or reallocate their portfolios in a cost-efficient manner.

     . Firm commitment to shareholders. PAFM and its affiliates remain committed to shareholders in terms of Fund performance, communications and service.

YOUR VOTE IS IMPORTANT

     After reviewing the proposed merger, your Board of Trustees unanimously agreed that it is in the best interests of Fund shareholders and voted to approve the transaction, all as more fully described in the accompanying Prospectus/Proxy Statement. Now it is your turn to review the proposal and vote. For more information about the issues requiring your vote, please refer to the accompanying Prospectus/Proxy Statement.

     A special meeting of the shareholders of the PIMCO PPA Tax-Efficient Equity Fund will be held at 10:00 a.m., Eastern Time, on Wednesday, September 24, 2003, to vote on the proposed merger. The meeting will be held at the offices of PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902. If you are not able to attend the meeting, please use the enclosed proxy and envelope to cast your vote so that you will be represented.

     No matter how many shares you own, your timely vote is important. If you are unable to attend the meeting, please complete, sign, date and mail the enclosed proxy card promptly, in order to avoid the expense of additional mailings or having our proxy solicitor Proxy Advantage telephone you. If you have any questions regarding the Prospectus/Proxy Statement, please call us at 1-800-690-6903.

     Thank you in advance for your participation in this important event.

                                                 Sincerely,


                                                 /s/ Stephen J. Treadway

                                                 Stephen J. Treadway
                                                 Managing Director

                        PIMCO FUNDS: MULTI-MANAGER SERIES
                       PIMCO PPA Tax-Efficient Equity Fund
                       840 Newport Center Drive, Suite 300
                         Newport Beach, California 92660

               For proxy information, please call 1-800-690-6903
                      For account information, please call:
        [1-800-927-4648] (Institutional and Administrative Class Shares)
                  [1-800-426-0107] (Class A, B, C and D Shares)

                                   ----------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               September 24, 2003

                                   ----------

To the Shareholders of PIMCO PPA Tax-Efficient Equity Fund:

     Notice is hereby given that a Special Meeting of Shareholders of PIMCO PPA Tax-Efficient Equity Fund (the "Tax-Efficient Equity Fund") will be held on Wednesday, September 24, 2003, at 10:00 a.m., Eastern time, at the offices of PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902 (the "Meeting"), to consider the following:

     1. To approve or disapprove an Agreement and Plan of Merger providing for the merger of the Tax-Efficient Equity Fund with and into the PIMCO RCM Tax-Managed Growth Fund (the "Tax-Managed Growth Fund"), in a transaction in which the Tax-Managed Growth Fund is the surviving Fund and which results in the receipt by Tax-Efficient Equity Fund shareholders of shares of the Tax-Managed Growth Fund in exchange for their Tax-Efficent Equity Fund Shares, all as described in more detail in the attached Prospectus/Proxy Statement. Both funds are series of PIMCO Funds: Multi-Manager Series.

     2. To consider and act upon such other matters as may properly come before the Meeting and any adjourned session thereof.

     Shareholders of record on July 18, 2003, are entitled to notice of, and to vote at, the Meeting.

                                By order of the Board of Trustees

                                Newton B. Schott, Jr.

                                President and Secretary

[      ], 2003

                             YOUR VOTE IS IMPORTANT

Please respond--your vote is important. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card(s) in the enclosed postage-prepaid envelope so that you will be represented at the meeting.

                                   ----------

                           PROSPECTUS/PROXY STATEMENT

                                   ----------

                                    [ ], 2003

ACQUISITION OF THE ASSETS OF:                        BY AND IN EXCHANGE FOR SHARES OF:

PIMCO PPA Tax-Efficient Equity Fund,                 PIMCO RCM Tax-Managed Growth Fund,
a series of PIMCO Funds: Multi-Manager Series        a series of PIMCO Funds:  Multi-Manager Series
840 Newport Center Drive, Suite 300                  840 Newport Center Drive, Suite 300
Newport Beach, California 92660                      Newport Beach, California  92660
1-800-927-4648                                       1-800-927-4648

     This Prospectus/Proxy Statement relates to the proposed merger (the "Merger") of PIMCO PPA Tax-Efficient Equity Fund (the "PPA Fund") with and into PIMCO RCM Tax-Managed Growth Fund (the "DRCM Fund"). The PPA Fund and the DRCM Fund are each a series of PIMCO Funds: Multi-Manager Series (the "Trust") and are sometimes referred to in this Prospectus/Proxy Statement, collectively, as the "Funds." The Merger is to be effected through the combination of the PPA Fund and the DRCM Fund in a transaction in which the DRCM Fund will be the surviving Fund. As a result of the proposed transaction, the PPA Fund will cease to be a separate series of the Trust and will terminate and you will receive in exchange for your PPA Fund shares a number of DRCM Fund shares of the same class, equal in value at the date of the Merger (the "Merger Shares") to the aggregate value of your PPA Fund shares.

     Because you are being asked to approve transactions which will result in your holding shares of the DRCM Fund, this Proxy Statement also serves as a Prospectus for the Merger Shares of the DRCM Fund. The investment objective of the DRCM Fund is after-tax growth of capital. The DRCM Fund attempts to enhance the after-tax returns of shareholders by investing in a broadly diversified portfolio of equity securities of U.S. companies. The DRCM Fund invests in companies of all capitalizations, ranging from larger well-established companies to smaller emerging-growth companies. The DRCM Fund typically invests in the securities of 25 to 65 companies. The DRCM Fund may invest up to 20% of its assets in companies with market capitalizations below $500 million (as measured at the time of purchase). The DRCM Fund may also invest up to 25% of its assets in foreign securities (but no more than 10% in any one country other than the U.S.) and up to 5% of its assets in companies located in emerging market countries. The DRCM Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

     The DRCM Fund and the PPA Fund are each diversified series of the Trust. The Trust is an open-end series management investment company, organized as a Massachusetts business trust in 1990, that currently consists of over three dozen separate investment series.

     This Prospectus/Proxy Statement explains concisely what you should know before investing in the DRCM Fund. Please read it and keep it for future reference.

     The following documents have been filed with the Securities and Exchange Commission (the "SEC") and, to the extent provided below, are incorporated into this Prospectus/Proxy Statement by reference, which means they are considered legally a part of this Prospectus/Proxy Statement.

     . The Trust's current Prospectus for Class A, Class B and Class C shares of its Domestic Stock Funds, dated November 1, 2002, as supplemented (the "Class A, B and C Prospectus"), but only with respect to information about the PPA Fund contained in the Class A, B and C Prospectus.

     . The Trust's current Prospectus for Class D shares of its Domestic Stock Funds, dated November 1, 2002, as supplemented (the "Class D Prospectus"), but only with respect to information about the PPA Fund contained in the Class D Prospectus.

     . The Trust's current Prospectus for Institutional Class and Administrative Class shares, dated November 1, 2002, as supplemented (the "Institutional Prospectus" and, together with the Class A, B and C Prospectus and the Class D Prospectus, the "Prospectuses"), but only with respect to information about the PPA Fund contained in the Institutional Prospectus.

     . The Trust's current Statement of Additional Information, dated April 1, 2003, as revised and supplemented from time to time (including the Report of Independent Accountants and financial statements in respect of the Funds incorporated by reference therein and the PIMCO Funds Shareholders' Guide for Class A, B, C and R Shares) (together, the "MMS Statement of Additional Information").

     . A Statement of Additional Information dated [_____], 2003, relating to the transactions described in this Prospectus/Proxy Statement (the "Merger Statement of Additional Information" and, together with the MMS Statement of Additional Information, the "Statement of Additional Information").

     For a free copy of the Prospectuses, Statement of Additional Information, Annual Reports and Semi-Annual Reports (each as defined below), please call [1-800-927-4648] (for the Institutional Prospectus, the Institutional Annual Report and Semi-Annual Report, and the Statement of Additional Information) or [1-800-426-0107] (for the Class A, B and C Prospectus, Class D Prospectus, ABC Annual Report, Class D Annual Report, ABC Semi-Annual Report, Class D Semi-Annual Report, and the Statement of Additional Information), or write to the Trust at the address appearing above. Text-only versions of these documents can be viewed online or downloaded from the EDGAR database on the SEC's internet site at www.sec.gov. You can inspect and copy information about the Funds by visiting the Securities and Exchange Commission's Public Reference Room at 450 Fifth Street, NW, Washington, D.C.; or at the public reference facilities in its Northeast and Midwest regional offices, at 233 Broadway, New York, NY, and 175
W. Jackson Boulevard Suite 900, Chicago IL, respectively. You may obtain copies, upon payment of a duplicating fee, by submitting an electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room, U.S. Securities and Exchange Commission, Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

     For purposes of this Prospectus/Proxy Statement, the term "Annual Report" refers to: (1) the Annual Reports to Class A, Class B and Class C shareholders of the Funds for the period ended June 30, 2002, including the Report of Independent Accountants and Financial Statements included therein, (the "ABC Annual Report); (2) the Annual Reports to Class D shareholders of the Funds for the period ended June 30, 2002, including the Report of Independent Accountants and Financial Statements included therein, (the "Class D Annual Report"); and
(3) the Annual Reports to Institutional Class and Administrative Class shareholders of the Funds for the period ended June 30, 2002, including the Report of Independent Accountants and Financial Statements included therein, (the "Institutional Annual Report").

     Similarly, the term "Semi-Annual Report" in this Prospectus/Proxy Statement refers to: (1) the Semi-Annual Reports to Class A, Class B and Class C shareholders of the Funds for the period ended December 31, 2002, including the financial statements included therein, (the "ABC Semi-Annual Report"); (2) the Semi-Annual Reports to Class D shareholders of the Funds for the period ended December 31, 2002, including the financial statements included therein, (the "Class D Semi-Annual Report"); and (3) including the financial statements included therein, the Semi-Annual Reports to Institutional Class and Administrative Class shareholders of the Funds for the period ended December 31, 2002, including the financial statements included therein, (the "Institutional Semi-Annual Report").

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

     An investment in the DRCM Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, Federal Reserve Board or any other government agency.

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
PROSPECTUS/PROXY STATEMENT................................................    i
OVERVIEW..................................................................    1
     Federal Income Tax Consequences......................................    6
     Principal Risk Factors...............................................    7
SPECIAL MEETING OF SHAREHOLDERS...........................................   10
PROPOSAL--APPROVAL OF AGREEMENT AND PLAN OF MERGER........................   10
     Background and Reasons for the Proposed Merger.......................   11
     Information About the Merger.........................................   12
ADDITIONAL INFORMATION ABOUT THE FUNDS....................................   15
OTHER INFORMATION ........................................................   20
     Financial Highlights.................................................   20
     Voting Information; Ownership of the Funds...........................   20
     Adjournments.........................................................   23
     Methods of Voting....................................................   23
     Shareholder Proposals at Future Meetings.............................   23
     Other Matters........................................................   24

APPENDIX A   Form of Agreement and Plan of Merger.........................  A-1

APPENDIX B   Information About the DRCM Fund..............................  B-1

APPENDIX C   Additional Performance Information About the DRCM Fund.......  C-1

APPENDIX D   Additional Performance Information About the PPA Fund........  D-1

APPENDIX E   Financial Highlights.........................................  E-1

                                    OVERVIEW

     The Board of Trustees of the Trust (the "Trustees") has unanimously approved the Merger of the PPA Fund with and into the DRCM Fund. The Merger is proposed to be accomplished pursuant to an Agreement and Plan of Merger. The completion of these transactions will result in:

     . The termination of the PPA Fund as a separate series of the Trust.

     .    Your becoming a shareholder of the DRCM Fund.

     Investment Objectives and Policies. The investment objectives, policies and restrictions of the Funds are briefly summarized below. See "Additional Information About the Funds--Comparison of Investment Objectives, Policies and Restrictions" below for additional information about the investment policies and restrictions of the Funds.

     . DRCM Fund. The investment objective of the DRCM Fund is to seek after-tax growth of capital. The Fund attempts to enhance the after-tax returns of shareholders by investing in a broadly diversified portfolio of equity securities of U.S. companies. The Fund invests in companies of all capitalizations, ranging from larger well-established companies to smaller emerging-growth companies. The Fund may invest up to 20% of its assets in companies with market capitalizations below $500 million (as measured at the time of purchase). The Fund may also invest up to 25% of its assets in foreign securities (but no more than 10% in any one country other than the U.S.) and up to 5% of its assets in companies located in emerging market countries. The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors. When selecting securities for the DRCM Fund, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The DRCM Fund normally invests in securities of 25 to 65 issuers.

     . PPA Fund. The investment objective, policies, and restrictions of the DRCM Fund are similar (although not identical) to those of the PPA Fund. The investment objective of the PPA Fund is to seek maximum after-tax growth of capital. The Fund seeks to achieve its investment objective by normally investing in a broadly diversified portfolio of at least 200 common stocks of companies with market capitalizations of more than $5 billion at the time of investment. The PPA Fund's portfolio is designed to have certain characteristics that are similar to those of S&P 500 Index, the Fund's performance benchmark, including such measures as dividend yield, P/E ratio, relative volatility, economic sector exposure, return on equity and market price-to-book value ratio. The PPA Fund normally invests in the securities of more than 200 issuers.

     Investment Advisers. PIMCO Advisors Fund Management LLC ("PAFM") is the investment adviser to each Fund. Parametric Portfolio Associates serves as the sub-adviser of the PPA Fund and Dresdner RCM Global Investors LLC ("DRCM") serves as the sub-adviser of the DRCM Fund. DRCM is a subsidiary of PAFM's parent, Allianz Dresdner Asset Management of America L.P. ("ADAM of America") while Parametric Portfolio Associates is not.

     Proposed Transaction. As a result of the Merger:

     . Each shareholder of the PPA Fund will receive, on a tax-free basis, a number of full and fractional Class A, Class B, Class C, Class D and/or Institutional Class Merger Shares of the DRCM Fund equal in value to the aggregate value of the shareholder's Class A, Class B, Class C, Class D and/or Institutional Class shares of the PPA Fund, respectively.

     . The PPA Fund will cease to be a separate series of the Trust and will liquidate.

     Distribution and Share Class Arrangements. The distribution and share class arrangements of Class A, Class B, Class C, Class D and Institutional Class Merger Shares are identical to those of the corresponding classes of shares of the PPA Fund.

     . Class A shares of the Funds are generally sold subject to an initial sales charge ("load") and are subject to a servicing fee at an annual rate of 0.25% of a Fund's average daily net assets attributable to its Class A shares. Class A shares are generally not subject to a contingent deferred sales charge (a "CDSC"), except in the case of certain purchases of Class A shares without a sales load which are redeemed within 18 months after purchase.

     . Class B shares of the Funds are sold at net asset value, without an initial sales charge, but are subject to a CDSC at declining rates if redeemed within seven years of purchase (the maximum CDSC is imposed on shares redeemed in the first year). Class B shares are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of a Fund's average daily net assets attributable to its Class B shares. Class B shares convert automatically to Class A shares seven years after purchase.

     . Class C shares of the Funds are sold at net asset value, without an initial sales charge, and are subject to a 1.00% CDSC if redeemed within one year after purchase. Class C Shares are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of a Fund's average daily net assets attributable to its Class C shares. Class C shares do not have a conversion feature.

     . Class D shares of the Funds are not subject to an initial sales charge or CDSC but are subject to an annual distribution and/or service fee of 0.25% of a Fund's average daily net assets attributable to its Class D shares.

     . Institutional Class shares of the Funds are not subject to an initial sales charge or CDSC or any distribution and/or service fees.

     Purchases of Shares. The purchase arrangements for shares of the Funds are substantially identical. As described in more detail in Appendix B, you may purchase all classes of shares of the DRCM Fund at their net asset value next determined after receipt of your purchase request, plus any applicable sales charges, directly from the Trust (except for Class D shares, which must be purchased through a financial service firm) or through an investor's financial representative or other financial intermediary. Depending on the share class purchased, the minimum investment amount ranges from $2,500 to $5,000,000.

     Exchanges. You may exchange your shares in the Funds at net asset value for shares of the same class of any other series of the Trust or of PIMCO Funds:
Pacific Investment Management Series, another trust in the PIMCO Funds family, subject to any restrictions on exchanges set forth in the applicable prospectus(es). See "Exchanging Shares" in Appendix B.

     Redemptions. Redemption procedures for the Funds are substantially identical. You may redeem Fund shares on any day the New York Stock Exchange is open at their net asset value next determined after receipt of the redemption request, less any applicable CDSC. Class A, B and C shares can be redeemed through a participating broker or by submitting a written redemption request directly to the Fund's transfer agent (for non-broker accounts only). Class D shares can be redeemed through the financial service firm through which you purchased the shares. Institutional and Administrative Class shares can be redeemed by a written, telephonic or other wire communication request submitted to the Fund's transfer agent. See "Selling Shares--Class A, B and C Shares," "Selling Shares--Class D Shares" and "Selling Shares--Institutional and Administrative Class Shares" in Appendix B.

     Reasons for Approving the Merger. The Trustees recommend approval of the Merger. In reviewing the Merger, the Trustees considered the following factors:

     . The Merger will offer shareholders of the PPA Fund an investment in a fund with similar (although not identical) investment objective, policies, and restrictions, and the Trustees believe that an investment in shares of the DRCM Fund will provide shareholders with an investment opportunity similar to that currently provided by the PPA Fund.

     . The Merger is expected to be tax-free to the PPA Fund and its shareholders. The Trustees also discussed other alternatives, such as the liquidation of the PPA Fund. During their discussion, the Trustees considered that the Merger will permit shareholders to continue investing in a similar fund without the recognition of gain or loss for tax purposes, while giving them the option of redeeming their shares before or after the Merger. A liquidation, on the other hand, would not give shareholders the option of maintaining their investment without the possible recognition of taxable gain or loss. Additionally, the Merger will preserve for PPA Fund shareholders the PPA Fund's capital loss carryforwards, which would have been lost if the PPA Fund had been liquidated. Capital loss carryforwards may be used to offset capital gains if certain conditions are met.

     Please review "Approval of Agreement and Plan of Merger--Background and Reasons for the Proposed Merger" below for a full description of the factors considered by the Trustees.

     Operating Expenses. The following tables allow you to compare the sales charges, if applicable, advisory and administrative fees and other expenses of the PPA Fund and the DRCM Fund and to analyze the estimated pro forma expenses that PAFM estimates the DRCM Fund will bear in the first year following the Merger. Because the DRCM Fund bears higher advisory fees and administrative fees than the PPA Fund, all other things being equal (including with respect to any trustees' expenses incurred), it is expected that the Merger will result in PPA Fund shareholders bearing a higher level of expenses than they would if the Merger does not take place. These tables summarize the following information for Class A, B, C and D and Institutional Class shares:

     . Expenses that the PPA Fund incurred in the calendar year ended December 31, 2002.

     . Expenses that the DRCM Fund incurred in the calendar year ended December 31, 2002.

     . Expenses that PAFM estimates the DRCM Fund would have incurred in the calendar year ended December 31, 2002, after giving effect to the proposed Merger on a pro forma combined basis assuming the Merger had occurred as of January 1, 2002. It is expected that the DRCM
          Fund's annual operating expense will not change as a result of the Merger. Therefore, the pro forma expenses of the DRCM Fund
          (taking into account the Merger) are expected to be the same as the Fund's expenses as reflected in the right-most column of the expense tables below.

     As summarized in footnotes following the tables, "Other Expenses" for each class of shares of the PPA Fund in the left-most column in the tables includes trustees' expenses incurred by the PPA Fund during the most recent calendar year in connection with transactions in portfolio securities (ranging from 0.00% to 0.01% per annum for the particular class of shares). "Other Expenses" for each class of shares of the DRCM Fund in the middle column in the tables includes trustees' expenses incurred by the DRCM Fund during the most recent calendar year in connection with transactions in portfolio securities (ranging from 0.00% to 0.01% per annum for the particular class of shares). The pro forma "Other Expenses" for each class of shares of the DRCM Fund in the right-most column include trustees' or other expenses incurred by the DRCM Fund during the most recent fiscal year, which were greater than those incurred by the PPA Fund. The actual expenses incurred by the DRCM Fund subsequent to the Merger may be higher than the pro forma figures shown to the extent that the DRCM Fund incurs a higher level of trustees' expenses in future periods.

     Sales charges are paid directly by shareholders to PIMCO Advisors Distributors LLC, the Funds' distributor. Annual Fund Operating Expenses are deducted from each Fund's assets. They include management fees, 12b-1 fees (if applicable), and administrative and other expenses.

                                                                       CURRENT EXPENSES                          PRO FORMA
                                                                          PPA Fund            DRCM               DRCM Fund
                                                                         (YEAR ENDED      FUND EXPENSES           EXPENSES
                                                                        DECEMBER 31,       (YEAR ENDED          (YEAR ENDED
                                                                           2002)/1/     DECEMBER 31, 2002)   DECEMBER 31, 2002)
                                                                       ---------------- ------------------   ------------------
CLASS A SHARES

Shareholder Fees (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases (as a
    percentage of offering  price)...................................       5.50%             5.50%                5.50%
   Maximum contingent deferred sales charge (load) (as a
    percentage of original purchase  price)/2/.......................       1.00%             1.00%                1.00%
Annual Fund Operating Expenses (expenses deducted from Fund Assets)
 (as a percentage of average net assets)
   Advisory Fee......................................................       0.45%             0.60%                0.60%
   Distribution and/or Service (12b-1) Fees..........................       0.25%             0.25%                0.25%
   Other Expenses....................................................       0.41%/3/          0.51%/4/             0.51%/4/
   Total Annual Fund Operating Expenses..............................       1.11%             1.36%                1.36%

CLASS B SHARES

Shareholder Fees (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases (as a
    percentage of offering  price)...................................       None              None                 None

   Maximum contingent deferred sales charge (load) (as a
    percentage of original purchase  price)/5/.......................       5.00%             5.00%                5.00%
   Annual Fund Operating Expenses (expenses that are deducted From
    Fund assets) (as a percentage of average net assets)
   Advisory  Fee.....................................................       0.45%             0.60%                0.60%
   Distribution and/or Service (12b-1) Fees/6/.......................       1.00%             1.00%                1.00%
   Other  Expenses...................................................       0.41%/3/          0.51%/4/             0.51%/4/
   Total Annual Fund Operating  Expenses.............................       1.86%             2.11%                2.11%


                                                                                               DRCM               PRO FORMA
                                                                       CURRENT EXPENSES    FUND EXPENSES          DRCM FUND
                                                                           PPA FUND         (YEAR ENDED        EXPENSES (YEAR
                                                                          (YEAR ENDED     DECEMBER 31, 2002)  ENDED DECEMBER 31,
                                                                       DECEMBER 31, 2002)                          2002)
                                                                       -----------------  -----------------   ------------------
CLASS C SHARES

Shareholder Fees (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases (as a
    percentage of offering  price)...................................       None              None                 None
   Maximum  contingent  deferred sales charge (load) (as a percentage
    of original purchase price)/7/...................................       1.00%             1.00%                1.00%
Annual Fund Operating Expenses (expenses deducted from Fund Assets)
 (as a percentage of average net assets)
   Advisory Fee......................................................       0.45%             0.60%                0.60%
   Distribution and/or Service (12b-1) Fees/6/.......................       1.00%             1.00%                1.00%
   Other Expenses....................................................       0.41%/3/          0.51%/4/             0.51%/4/
   Total Annual Fund Operating Expenses..............................       1.86%             2.11%                2.11%


CLASS D SHARES
Shareholder Fees (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases (as a percentage
    of offering price)...............................................       None              None                 None
   Maximum contingent deferred sales charge (load) (as a percentage
    of original purchase price)......................................       None              None                 None
Annual Fund Operating Expenses (expenses deducted from Fund Assets)
 (as a percentage of average net assets)
   Advisory Fee......................................................       0.45%             0.60%                0.60%
   Distribution and/or Service (12b-1) Fees/8/.......................       0.25%             0.25%                0.25%
   Other Expenses....................................................       0.41%/9/          0.51%/10/            0.51%/10/
   Total Fund Operating Expenses.....................................       1.11%             1.36%                1.36%


----------
     Footnotes begin on page 5.

INSTITUTIONAL CLASS SHARES
Shareholder Fees (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
    (as a percentage of  offering  price)............................       None              None                 None
   Maximum contingent deferred sales charge (load)
   (as a percentage of original purchase price)......................       None              None                 None
Annual Fund Operating Expenses (expenses deducted from Fund Assets)
 (as a percentage of average net assets)
   Advisory Fee......................................................       0.45%             0.60%                0.60%
   Distribution and/or Service (12b-1) Fees..........................       None              None                 None
   Other Expenses....................................................       0.26%/11/         0.31%/12/            0.31%/12/

   Total Annual Fund Operating Expenses..............................       0.71%             0.91%                0.91%


----------
/1/ In addition to Class A, Class B, Class C, Class D and Institutional Class shares, the PPA Fund also offers Administrative Class shares. Unlike the PPA Fund, the DRCM Fund does not offer Administrative Class shares. It is expected that prior to the Merger, Administrative Class shares held by shareholders of the PPA Fund will be redeemed, their accounts liquidated and the proceeds remitted to each shareholder. As a result, disclosure relating to operating expenses for Administrative Class shares of the PPA Fund have been excluded.

/2/ Imposed only in certain circumstances where Class A Shares are purchased without a front-end sales charge at the time of purchase.

/3/ Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.01% in trustees' expenses incurred during the most recent calendar year.

/4/ Other Expenses reflects a 0.50% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.01% in trustees' expenses incurred during the most recent calendar year.

/5/ The maximum CDSC on Class B shares is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B and Class C Shares" in Appendix B.

/6/ Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc. (the "NASD").

/7/ The CDSC on Class C shares is imposed only on shares redeemed in the first year.

/8/ Each Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement for each Fund may be Distribution and/or Service (12b-1) Fees. The PPA Fund will pay a total of 0.65% per year under the administration agreement and the DRCM Fund will pay a total of 0.75% per year under the administration agreement, regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Each Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the NASD. To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

/9/ Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees (0.40%) and 0.01% in trustees expenses incurred during the most recent fiscal year.

/10/ Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees (0.50%) and 0.01% in trustees' expenses incurred during the most recent fiscal year.

/11/ Other Expenses reflects a 0.25% Administrative Fee paid by the class and 0.01% in trustees' expenses paid by the Class during the most recent fiscal year.

/12/ Other Expenses reflects a 0.30% Administrative Fee paid by the class and 0.01% in trustees' expenses paid by the class during the most recent fiscal year.

     Examples. The following Examples are intended to help you compare the cost of investing in the PPA Fund with the cost of investing in the DRCM Fund and the cost of investing in other mutual funds. The Examples, which are based on the Total Annual Fund Operating Expenses shown above, assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

     Example.   Assuming you redeem your shares at the end of each period:

                                                                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                                  ------  -------  -------  --------
Class A Shares:
     PIMCO PPA Tax-Efficient Equity Fund (Current)..............................  $ 657   $ 883    $1,128   $1,827
     PIMCO RCM Tax-Managed Growth Fund (Current)................................  $ 681   $ 957    $1,254   $2,095
     PIMCO RCM Tax-Managed Growth Fund (Pro Forma)..............................  $ 681   $ 957    $1,254   $2,095

Class B Shares:
     PIMCO PPA Tax-Efficient Equity Fund (Current)..............................  $ 689   $ 885    $1,206   $1,982
     PIMCO RCM Tax-Managed Growth Fund (Current)................................  $ 714   $ 961    $1,334   $2,429
     PIMCO RCM Tax-Managed Growth Fund (Pro Forma)..............................  $ 714   $ 961    $1,334   $2,429

Class C Shares:
     PIMCO PPA Tax-Efficient Equity Fund (Current)..............................  $ 289   $ 585    $1,006   $2,180
     PIMCO RCM Tax-Managed Growth Fund (Current)................................  $ 314   $ 661    $1,334   $2,441
     PIMCO RCM Tax-Managed Growth Fund (Pro Forma)..............................  $ 314   $ 661    $1,334   $2,441

Class D Shares:
     PIMCO PPA Tax-Efficient Equity Fund (Current)..............................  $ 113   $ 353    $  612   $1,352
     PIMCO RCM Tax-Managed Growth Fund (Current)................................  $ 138   $ 431    $  745   $1,635
     PIMCO RCM Tax-Managed Growth Fund (Pro forma)..............................  $ 138   $ 431    $  745   $1,635

Institutional Class Shares:
     PIMCO PPA Tax-Efficient Equity Fund (Current)..............................  $  73   $ 227    $  395   $  883
     PIMCO RCM Tax-Managed Growth Fund (Current)................................  $  93   $ 290    $  504   $1,120
     PIMCO RCM Tax-Managed Growth Fund (Pro forma)..............................  $  93   $ 290    $  504   $1,120

     Example.   Assuming you do not redeem your shares at the end of each period:

                                                                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                                  ------  -------  -------- --------
Class A Shares:
     PIMCO PPA Tax-Efficient Equity Fund (Current)..............................  $ 657   $ 883    $1,128   $1,827
     PIMCO RCM Tax-Managed Growth Fund (Current)................................  $ 681   $ 957    $1,254   $2,095
     PIMCO RCM Tax-Managed Growth Fund (Pro forma)..............................  $ 681   $ 957    $1,254   $2,095

Class B Shares:
     PIMCO PPA Tax-Efficient Equity Fund (Current)..............................  $ 189   $ 585    $1,006   $1,982
     PIMCO RCM Tax-Managed Growth Fund (Current)................................  $ 214   $ 661    $1,134   $2,429
     PIMCO RCM Tax-Managed Growth Fund (Pro forma)..............................  $ 214   $ 661    $1,134   $2,429

Class C Shares:
     PIMCO PPA Tax-Efficient Equity Fund (Current)..............................  $ 189   $ 585    $1,006   $2,180
     PIMCO RCM Tax-Managed Growth Fund (Current)................................  $ 214   $ 661    $1,134   $2,441
     PIMCO RCM Tax-Managed Growth Fund (Pro forma)..............................  $ 214   $ 661    $1,134   $2,441

Class D Shares:
     PIMCO PPA Tax-Efficient Equity Fund (Current)..............................  $ 113   $ 353    $  612   $1,352
     PIMCO RCM Tax-Managed Growth Fund (Current)................................  $ 138   $ 431    $  745   $1,635
     PIMCO RCM Tax-Managed Growth Fund (Pro forma)..............................  $ 138   $ 431    $  745   $1,635

Institutional Class Shares:
     PIMCO PPA Tax-Efficient Equity Fund (Current)..............................  $  73   $ 227    $  395   $  883
     PIMCO RCM Tax-Managed Growth Fund (Current)................................  $  93   $ 290    $  504   $1,120
     PIMCO RCM Tax-Managed Growth Fund (Pro forma)..............................  $  93   $ 290    $  504   $1,120

     The Administrative Fee arrangements and the Distribution Fee arrangements for the DRCM Fund are discussed further under "Additional Information About the Funds" below. For information about the expenses associated with the Merger, see "Proposal--Approval of Agreement and Plan or Reorganization--Information About the Merger."

FEDERAL INCOME TAX CONSEQUENCES

     For federal income tax purposes, the Merger of the PPA Fund with and into the DRCM Fund will be a tax-free reorganization. Accordingly, no gain or loss will be recognized by the PPA Fund or its shareholders on the Merger, and the tax basis of the Merger Shares received by each PPA Fund shareholder will be the same in the aggregate as the tax basis of the shareholder's PPA Fund shares. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in the current recognition of gain or loss to such shareholder for federal income tax purposes. A substantial portion of the portfolio assets held by the PPA Fund may be sold in connection with its Merger into the DRCM Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the PPA Fund's basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the PPA Fund's shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders. For more information about the federal income tax consequences of the Merger, see "Approval of Agreement and Plan of Reorganization--Information About the Merger--Federal Income Tax Consequences."

PRINCIPAL RISK FACTORS

     Because the Funds have similar (although not identical) investment objectives and policies, the principal risks of investing in the Funds are similar. The principal risks of the Funds are summarized below. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. The sections captioned "Characteristics and Risks of Securities and Investment Techniques" in the Prospectuses and "Investment Objectives and Policies" in the Statement of Additional Information include more information about the Funds, their investments and the related risks, and are incorporated in this Prospectus/Proxy Statement by reference. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on investments in the Funds.

     Market Risk. The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

     Issuer Risk. The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

     Value Securities Risk. The Funds may invest in companies that may not be expected to experience significant earnings growth, but whose securities its portfolio manager believes are selling at a price lower than their true value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

     Growth Securities Risk. The Funds may invest in equity securities of companies that its portfolio manager or portfolio management team believes will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

     Smaller Company Risk. The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Unlike the PPA Fund, the DRCM Fund generally has substantial exposure to this risk.

     Liquidity Risk. The Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds, such as the DRCM Fund, with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     Focused Investment Risk. Focusing Fund investments in a small number of issuers, industries or foreign currencies or regions increases risk. Funds that are "non-diversified" because they invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value. Some of those issuers may also present substantial credit or other risks. Also, Funds, such as the DRCM Fund, may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as "technology" or "financial and business services," which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

     Sector Specific Risks. In addition to other risks, Funds that invest a substantial portion of their assets in related industries (or "sectors") may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments. Funds, such as the DRCM Fund, that from time to time invest a significant portion of their assets in securities issued by technology and/or healthcare companies may have significant exposure to this risk. The DRCM Fund may have significant exposure to this risk because it may from time to time invest a significant portion of its assets in securities issued by technology and/or healthcare companies.

     Healthcare Related Risk. Certain funds, such as the DRCM Fund, may make significant investments in the healthcare industry and may be subject to risks particular to that industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process.

     Technology Related Risk. Certain Funds, such as the DRCM Fund, may be subject to risks particularly affecting technology companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories to the extent they invest their assets in technology or technology-related companies.

     Foreign (non-U.S.) Investment Risk. A Fund, such as the DRCM Fund, that invests in foreign securities may experience more rapid and extreme changes in value than funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. However, if foreign securities present attractive investment opportunities, the Funds may increase their percentage of assets in foreign securities, subject to applicable limits. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign investments. Adverse developments in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund's investment in foreign securities.

     Emerging Markets Risk. Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. The DRCM Fund may invest a portion of its assets in emerging market securities. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under "Foreign (non-U.S.) Investment Risk") are generally more pronounced with respect to investments in emerging market countries.

     Derivatives Risk. The Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques - Derivatives" in the Prospectuses and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

     Leveraging Risk. Leverage, including borrowing, will cause the value of a Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

     Currency Risk. Funds, such as the DRCM Fund, may invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by the U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

     Credit Risk. The Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

     Management Risk. Each Fund is subject to management risk because it is an actively managed investment portfolio. PAFM, Parametric Portfolio Associates, DRCM and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

     Certain of the risks discussed above, such as Value Securities Risk, Focused Investment Risk and Credit Risk, are more pronounced for the PPA Fund and are discussed in greater detail in the Prospectuses, which are incorporated herein by reference.

                         SPECIAL MEETING OF SHAREHOLDERS

     The enclosed proxy is solicited by the Trustees of the Trust for use at a Special Meeting of Shareholders of the PPA Fund to be held at 10:00 a.m., Eastern time, on Wednesday, September 24, 2003, at the offices of PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902, and at any adjournment thereof (the "Meeting"). The Meeting is being held to consider the proposed Merger of the PPA Fund into the DRCM Fund by the transfer of all of the PPA Fund's assets and liabilities to the DRCM Fund in exchange for shares of the DRCM Fund, followed by the liquidation and dissolution of the PPA Fund. This Prospectus/Proxy Statement is being mailed to shareholders on or about July 25, 2003.

     The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                                    PROPOSAL

                              APPROVAL OF AGREEMENT
                               AND PLAN OF MERGER

     You are being asked to approve a Merger of the PPA Fund with and into the DRCM Fund. The Merger is proposed to take place pursuant to an Agreement and Plan of Merger between the PPA Fund and the DRCM Fund
(the "Agreement"), a form of which is attached to this Prospectus/Proxy Statement as Appendix A.

     The Agreement provides, among other things, for the combination of the PPA Fund and the DRCM Fund in a transaction in which the DRCM Fund will be the surviving fund and which will result in the receipt by PPA Fund Shareholders of the Merger Shares of the DRCM Fund in exchange for their PPA Fund shares, all as more fully described below under "Information About the Merger."

     Upon liquidation of the PPA Fund, you will receive a number of full and fractional Class A, Class B, Class C, Class D or Institutional Class Merger Shares equal in value at the date of the exchange to the aggregate value of your Class A, Class B, Class C, Class D or Institutional Class shares of the PPA Fund, respectively.

     Trustees' Recommendation. The Trustees have voted unanimously to approve the proposed Merger and to recommend that shareholders of the PPA Fund also approve the Merger.

     Required Shareholder Vote. At the meeting of shareholders of the PPA Fund, 30% of the shares of the PPA Fund outstanding as of the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business for the Fund. However, as required by the Investment Company Act of 1940, as amended (the "1940 Act"), approval of the Merger will require the affirmative vote of the lesser of:

     . 67% or more of the shares present at the meeting or represented by proxy, if more than 50% of the shares are present or represented by proxy, and

     .    more than 50% of the Fund's shares.

Therefore, in order for the Merger to be approved, more than 50% of the Fund's shares must be present at the meeting or represented by proxy.

     A shareholder of the PPA Fund objecting to the proposed Merger is not entitled under Massachusetts law or the Second Amended and Restated Agreement and Declaration of Trust of the Trust (the "Declaration of Trust") to demand payment for and an appraisal of his or her PPA Fund shares if the Merger is consummated over his or her objection. You may, however, redeem your shares at any time prior to the Merger and, if the Merger is consummated, you will still be free at any time to redeem your Merger Shares, for cash at net asset value (less any applicable CDSC) at the time of such redemption, or to exchange your Merger Shares for shares of other funds in the PIMCO Funds family at net asset value at the time of such exchange. See "Exchanging Shares" in "Appendix B--Information About the DRCM Fund."

     The Merger is subject to a number of conditions. In the event that the Merger is not approved by the shareholders of the PPA Fund, the PPA
Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies, and the Trustees may consider such alternatives, including the liquidation of the PPA Fund, as may be in the best interests of shareholders.

BACKGROUND AND REASONS FOR THE PROPOSED MERGER

     At meetings held on June 4 and June 5, 2003, the Trustees, including the Trustees who are not "interested persons" of the Trust (the "Independent
 Trustees"), determined that the Merger would be in the best interests of the PPA Fund, and that the interests of such shareholders would not be diluted as a result of effecting the Merger. The Trustees have unanimously approved the proposed Merger and have recommended its approval by shareholders.

     The principal reasons why the Trustees are recommending approval of the Merger are as follows:

     . Appropriate investment objectives, diversification, etc. The investment objective, policies, and restrictions of the DRCM Fund are similar (although not identical) to those of the PPA Fund, and the Trustees believe that an investment in shares of the DRCM Fund will provide shareholders with an investment opportunity similar to that currently provided by the PPA Fund.

     . Continued investment in a mutual fund without recognition of gain or loss for federal income tax purposes. The proposed Merger will permit PPA Fund shareholders to keep their investment in an open-end mutual fund, without recognition of gain or loss for federal income tax purposes. Shareholders will continue to have the option to redeem their shares before or after the merger. If the PPA Fund were to liquidate and shareholders were to receive the net asset value (minus applicable sales charges) of their shares in liquidating distributions, current gain or loss would be recognized for federal income tax purposes. Additionally, the Merger will preserve for shareholders the PPA Fund's net operating loss carryforwards, which would have been lost if the PPA Fund had been liquidated. Capital loss carryforwards may be used to offset capital gains if certain conditions are met.

     The Trustees also considered the fact that the sub-adviser to the DRCM Fund, DRCM, is a subsidiary of PAFM's parent, ADAM of America, while the sub-adviser of the PPA Fund, Parametric Portfolio Associates, is not. The Trustees also noted that the expenses of the DRCM Fund are higher than those of the PPA Fund due to higher advisory fees and higher administration fees. As a result, the Trustees recognized that PAFM has an incentive to recommend the Merger.

     The Trustees also considered information from PAFM relating to the comparative net operating results of the Funds, as well as the comparative realized and unrealized gains and losses of the Funds' securities. A summary of this information, as of December 31, 2002, is provided below. Additional comparative financial information for the Funds is included in the Merger Statement of Additional Information, and is incorporated herein by reference.

                                                                                     PPA          DRCM
                                                                                     FUND         FUND
Net operating income (loss)..................................................... $     11,000  $    (5,000)
Realized gains (losses) on securities........................................... $ (2,652,000) $  (852,000)
Unrealized gains (losses) on securities......................................... $ (5,764,000) $  (646,000)
Capital loss carryovers......................................................... $(10,079,374) $(9,090,416)

INFORMATION ABOUT THE MERGER

     Agreement and Plan of Merger. The Agreement provides that the DRCM
Fund will combine with the PPA Fund in a transaction in which the DRCM
Fund will be the surviving fund and which will result in the issuance to the PPA Fund's shareholders of the Class A, Class B, Class C, Class D and Institutional Class Merger Shares, all as of the Exchange Date (as defined in the Agreement). If the Merger is approved by shareholders of the PPA Fund, it is expected the Exchange Date will occur on or about September 26, 2003. The following discussion of the Agreement is qualified in its entirety by reference to the full text of the Agreement, the form of which is attached as Appendix A to this Prospectus/Proxy Statement.

     As a result of the Merger, (i) Class A shareholders of the PPA Fund will receive in exchange further Class A shares a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the net asset value of the PPA Fund attributable to its Class A shares, (ii) Class B shareholders of the PPA Fund will receive in exchange for their Class B shares a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the net asset value of the PPA Fund attributable to its Class B shares, (iii) Class C shareholders of the PPA Fund will receive in exchange further Class C shares a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the net asset value of the PPA Fund attributable to its Class C shares, (iv) Class D shareholders of the PPA Fund will receive in exchange for their Class D shares a number of full and fractional Class D Merger Shares having an aggregate net asset value equal to the net asset value of the PPA Fund attributable to its Class D shares, and (v) Institutional Class Shareholders of the PPA fund will receive in exchange for their Institutional Class shares a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the net asset value of the PPA Fund attributable to its Institutional Class shares. As a result of the Merger, each holder of Class A, Class B, Class C, Class D and Institutional Class shares of the PPA Fund would receive a number of full and fractional Class A, Class B, Class C, Class D and Institutional Class Merger Shares equal in aggregate value at the Exchange Date to the value of the Class A, Class B, Class C, Class D and Institutional Class shares, respectively, of the PPA Fund held by the shareholder. This will be accomplished by the establishment of accounts on the share records of the DRCM Fund in the names of the PPA Fund shareholders, each account representing the respective number of full and fractional Class A, Class B, Class C, Class D or Institutional Class Merger Shares due such shareholder. [New certificates for Merger Shares will not be issued. Shareholders of the PPA
Fund holding certificates for shares will be sent instructions on how they will be able to exchange those certificates for certificates representing shares of the DRCM Fund.] At the conclusion of the Merger, the PPA Fund will be terminated and will cease to be a separate series of the Trust, and any remaining PPA Fund shares will be cancelled.

     The consummation of the Merger is subject to the conditions set forth in the Agreement and the approval of the shareholders of the PPA Fund. The Agreement may be revised or amended at any time prior to the consummation of the Merger with the consent of the Trustees, but in no event shall any amendment cause any shareholder to receive less than net asset value for his or her PPA Fund shares in the Merger. In addition, the Agreement may be terminated and the Merger abandoned at any time, before or after approval by the shareholders of the PPA Fund, prior to the Exchange Date, by consent of the Trustees or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

     Expenses of the Merger. All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the transactions contemplated by the Agreement will be borne by PAFM, and not by the Funds.

     Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Internal Revenue Code.

     As noted above under "Overview--Investment Objectives and Policies," the PPA Fund normally invests in the securities of more than 200 issuers, and the DRCM Fund normally invests in the securities of 25-65 issuers. In connection with the Merger, the PPA Fund may restructure its investment portfolio and decrease the number of issuers held by the Fund. In addition, after the Merger, the DRCM Fund is expected to dispose of some of the PPA Fund's securities acquired in the Merger. Brokerage costs, transfer taxes and other expenses associated with these transactions have been estimated by PAFM to be approximately $_____. These costs will be borne by the Funds, and not by PAFM. These transactions will cause the PPA Fund to realize capital gains or losses prior to the Exchange Date. As noted below under "Federal Income Tax Consequences," any gains realized by the PPA Fund prior to the Exchange Date will be distributed to shareholders of the PPA Fund prior to the Exchange Date and therefore will be borne by PPA Fund shareholders.

     Federal Income Tax Consequences. The Merger will be a tax-free reorganization. The Merger will be conditioned on receipt of an opinion from Ropes & Gray LLP, counsel to the Trust, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes: (i) under Section 361 of the Code, no gain or loss will be recognized by the PPA Fund upon the Merger; (ii) under Section 354 of the Code, no gain or loss will be recognized by the PPA Fund shareholders on the distribution of Merger Shares to them pursuant to the Merger; (iii) under
Section 358 of the Code, the aggregate tax basis of the Merger Shares that each PPA Fund shareholder receives pursuant to the Merger will be the same as the aggregate tax basis of such shareholder's PPA Fund shares; (iv) under Section 1223(1) of the Code, the holding period of the Merger Shares that each PPA Fund shareholder receives pursuant to the Merger will include the holding period of such shareholder's PPA Fund shares, provided that the shareholder held the PPA Fund shares as capital assets; (v) under Section 1032 of the Code, no gain or loss will be recognized by the DRCM Fund upon the issuance of Merger Shares pursuant to the Merger; (vi) under Section 362(b) of the Code, the DRCM Fund's tax basis in the assets that the DRCM Fund receives from the PPA Fund will be the same as the PPA Fund's basis in such assets immediately prior to the Merger; and (vii) under Section 1223(2) of the Code, the DRCM Fund's holding period in such assets will include the PPA Fund's holding period in such assets. The opinion will be based on certain factual certifications made by the officers of the Trust and will also be based on customary assumptions.

     A substantial portion of the portfolio assets held by the PPA Fund may be sold in connection with its Merger with and into the DRCM Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the PPA Fund's basis in such assets. Any net capital gains recognized in these sales will be distributed to the PPA Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

     Prior to the Exchange Date, the PPA Fund will declare a distribution to shareholders which, together with all of its previous distributions, will have the effect of distribution to shareholders of all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

     This description of the federal income tax consequences of the Merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

     Description of the Merger Shares. Full and fractional Merger Shares will be issued to the PPA Fund's shareholders in accordance with the procedures under the Agreement as described above. The Merger Shares are Class A, Class B, Class C, Class D and Institutional Class shares of the DRCM Fund, which have characteristics identical to those of the corresponding class of shares of the PPA Fund with respect to sales charges, CDSCs, conversion and exchange privileges, and 12b-1 fees.

     Some of the important characteristics of the Merger Shares are discussed below:

     Class A Merger Shares

     . Investors purchasing Class A shares of the DRCM Fund generally pay a front-end sales charge of up to 5.50% at the time of purchase. The sales charge is deducted from the initial investment so that not all of the initial purchase payment will be invested. PPA Fund shareholders will not pay a sales charge on the DRCM Fund shares they receive in the Merger.

     . Class A shares are generally not subject to redemption fees, except that certain purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge but are subject to a 1% CDSC if redeemed within 18 months after purchase.1

     . Class A shares are subject to a 12b-1 servicing fee at the annual rate of 0.25% of a Fund's average daily net assets attributable to its Class A shares.

     Class B Merger Shares

     . Class B shares are sold without a front-end sales charge, but are subject to a CDSC of up to 5% if redeemed within seven years of original purchase./1/

     . Class B shares are subject to 12b-1 distribution and/or service fees at the annual rate of 1.00% of a Fund's average daily net assets attributable to its Class B shares.

     . Class B shares convert automatically into Class A shares after they have been held for seven years.

     Class C Merger Shares

     . Class C shares are sold without a front-end sales charge, but are subject to a CDSC of 1% if redeemed within one year after purchase./1/

     . Class C shares are subject to 12b-1 distribution and/or service fees at the annual rate of 1.00% of a Fund's average daily net assets attributable to its Class C shares.

     .    Unlike Class B Shares, Class C shares do not convert into Class A
          Shares.

     Class D Merger Shares

     .    Class D shares are not subject to a front-end sales charge or a CDSC.

     . Class D shares are subject to 12b-1 distribution and/or service fees at the annual rate of 0.25% of a Fund's average daily net assets attributable to its Class D shares.

     Institutional Class Merger Shares

     . Institutional Class shares are not subject to a front-end sales charge, a CDSC, or 12b-1 distribution and/or service fees.

     See "Information About the DRCM Fund" in Appendix B for more information about the characteristics of Class A, Class B, Class C, Class D and Institutional Class shares of the DRCM Fund.

     Interests of Certain Persons in the Merger. Stephen J. Treadway is a Trustee and is the Chairman of the Board of Directors of the Trust and a Managing Director and Chief Executive Officer of PAFM. Because of his position and compensation arrangement with PAFM, Mr. Treadway may be deemed to have a substantial interest in the Merger. Because the advisory fee rate and the administrative fee rate payable by the DRCM Fund are higher than that payable to the PPA Fund, as a result of the Merger, PAFM will receive higher aggregate advisory fees from the DRCM Fund than it had previously received from both the DRCM Fund and the PPA Fund prior to the Merger.
Mr. Treadway is compensated in part based on the performance of PIMCO Advisors Fund Management and may therefore receive higher levels of compensation as a result of the Merger. Similarly, the officers of the Trust are employees or officers of PAFM or its affiliates. For reasons like those discussed above with respect to Mr. Treadway, the officers may be deemed to have a substantial interest in the Merger.

----------
/1/ For purposes of determining the CDSC (if any) payable on redemption of Class A, Class B or Class C Merger Shares received by holders of Class A, Class B or Class C shares of the PPA Fund, as well as the conversion date of Class B Merger Shares, such shares will be treated as having been acquired as of the dates that, and for the prices at which, such shareholders originally acquired their Class A, Class B or Class C shares, as the case may be, of the PPA Fund, and the CDSC would be applied at the same rate as was in effect for the PPA Fund at the time the shares of the PPA Fund were originally purchased.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     Comparison of Investment Objectives, Policies and Restrictions. The investment objectives, policies and restrictions of the Funds are similar, as discussed below.

     . Investment Objectives. The investment objective of the PPA Fund is to seek maximum after-tax growth of capital, while the DRCM
          Fund seeks after-tax growth of capital. The PPA Fund attempts to provide a total return which exceeds the return of the S&P 500 Index by normally investing in a broadly diversified portfolio of at least 200 common stocks represented in the S&P 500 Index. The DRCM Fund attempts to enhance after-tax returns to shareholders by investing in a broadly diversified portfolio of equity securities of U.S. companies.

     . Primary Investments. Both Funds invest primarily in common stocks and other equity securities. The PPA Fund normally invests at least
          80% of its assets in equity securities of companies with market capitalizations of more than $5 billion at the time of investment; the DRCM Fund invests in companies of all market capitalizations, ranging from larger well-established companies to smaller emerging-growth companies. The DRCM Fund may invest up to 20% of its assets in companies with market capitalizations below $500 million (as measured at the time of purchase). The DRCM Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

     . Approximate Number of Holdings. The PPA Fund normally invests in the securities of more than 200 issuers. The DRCM Fund normally invests in the securities of 25-65 issuers.

     . Tax-Efficient Strategies. Both Funds utilize a range of active tax management strategies designed to reduce capital gains distributions to shareholders.

     . Other Securities. Each Fund may invest in equity securities other than common stocks. Both Funds may invest in derivatives.

     . Investments in Foreign Securities. The PPA Fund may not invest its assets in foreign securities. The DRCM Fund, however, may invest up to 25% of its assets in foreign securities (but no more than 10% in any one country other than the U.S.) and up to 5% of its assets in companies located in emerging market countries, except that the DRCM Fund may invest without limit in American Depository
          Receipts (ADRs).

     . Temporary and Defensive Investments. In response to unfavorable market and other conditions, the DRCM Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the DRCM Fund's investment objective and principal strategies. The PPA Fund does not make these types of defensive investments.

     . Investment Restrictions. The Funds have similar, although not identical, fundamental and non-fundamental investment restrictions, which are set forth in the Statement of Additional Information.

          . The PPA Fund is restricted from purchasing unregistered securities of any other investment company or investment trust registered under the 1940 Act to the extent the PPA Fund is required to pay a commission or profit to a sponsor or dealer in connection with the purchase and the purchase results in such securities exceeding 10% of the value of the PPA Fund's total assets.

          . Additionally, the DRCM Fund may not purchase securities from, or sell portfolio securities to, the officers, Trustees or other "interested persons" (as defined in the 1940 Act) of the Trust. The PPA Fund is not subject to such a restriction.

          . While the PPA Fund may borrow to the maximum extent permitted by law, the DRCM Fund may only borrow for temporary or emergency purposes, and borrowings for temporary or emergency purposes other than to meet redemption requests may not exceed 5% of the Fund's total assets.

          . Unlike the PPA Fund, the DRCM Fund has fundamental investment restrictions which prohibit it from acquiring more than 10% of the outstanding voting securities of any one issuer or investing in companies for the purpose of exercising control or management.

     . Portfolio Management Strategies. The principal investments and strategies of the PPA Fund are set forth in the Prospectuses, and are incorporated herein by reference. The principal investments and strategies of the DRCM Fund are set forth in "Appendix B--Information About the DRCM Fund."

     . Dividends and Distributions. The Funds declare and pay income dividends at least annually. Each Fund distributes its net realized capital gains at least annually.

     Advisory and Sub-Advisory Arrangements and Fees. PAFM serves as the investment adviser for both of the Funds. Organized in 2000, PAFM provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. PAFM is a wholly owned indirect subsidiary of ADAM of America. As of December 31, 2002, PAFM and its advisory affiliates had approximately $357 billion in assets under management.

     Subject to the supervision of the Board of Trustees, PAFM is responsible for managing, either directly or through others selected by it, the investment activities and business activities of the Funds. Shareholders of the Funds have approved a proposal permitting PAFM to enter into new or amended sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Trustees to approve any such agreement. In addition, the exemptive order prohibits PAFM from entering into sub-advisory agreements with affiliates of PAFM without shareholder approval, unless those affiliates are substantially wholly owned by ADAM of America, PAFM's parent company. Subject to the ultimate supervision of the Trustees, PAFM has the responsibility to oversee the sub-advisers and to recommend their hiring, termination and replacement.

     Parametric Portfolio Associates serves as sub-adviser to the PPA Fund. DRCM, an affiliate of PAFM, serves as sub-adviser to the DRCM Fund. In their capacity as sub-advisers, Parametric Portfolio Associates and DRCM directly manage the investments of their respective Funds. They have full investment discretion and make all determinations with respect to the investment of the respective Fund's assets. Parametric Portfolio Associates and DRCM are compensated for their services from the advisory fees paid to PAFM.

     The DRCM Fund pays PAFM a fee at the annual rate of 0.60% of the average daily net assets of the Fund in return for providing and/or arranging for the provision of investment-advisory services. The PPA Fund pays PAFM a fee at the annual rate of 0.45% of the average daily net assets of the Fund in return for providing and/or arranging for the provision of investment-advisory services.

     PAFM will remain the investment adviser to the DRCM Fund following the Merger. However, as indicated above, the annual advisory fee rate payable by the DRCM Fund (0.60% of average daily net assets) is higher than the annual advisory fee rate payable by the PPA Fund (0.45% of average daily net assets). DRCM will remain the sub-adviser to the DRCM Fund after the Merger unless and until it is replaced as sub-adviser.

     Administrative Arrangements and Fees. PAFM currently serves as administrator to each series of the Trust, including both Funds, pursuant to the Trust's Amended and Restated Administration Agreement. PAFM provides administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, preparation of reports to the Funds' shareholders and regulatory filings. In addition, PAFM, at its own expense, arranges for the provision of legal, audit, custody, portfolio accounting, transfer agency and other ordinary services for the Funds and is responsible for the costs of registration of the Funds' shares and the printing of prospectuses and shareholder reports for current shareholders.

     Administrative Fee Rates. For administrative services, the DRCM Fund pays PAFM an administrative fee at the annual rate of 0.50% of the first $2.5 billion of the Fund's average daily net assets attributable in the aggregate to its Class A, Class B and Class C shares. (This fee is subject to a reduction of 0.05% of average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.) The DRCM Fund pays PAFM an administrative fee at the annual rate of 0.75% of the Fund's average daily net assets attributable to its Class D shares, and at the annual rate of 0.30% of the Fund's average daily net assets attributable to its Institutional Class shares.

     The PPA Fund pays PAFM an administrative fee at the annual rate of 0.40% of the first $2.5 billion of the Fund's average daily net assets attributable in the aggregate to its Class A, Class B and Class C shares. (This fee is subject to a reduction of 0.05% of average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.) The PPA Fund pays PAFM an administrative fee at the annual rate of 0.65% of the Fund's average daily net assets attributable to its Class D shares. The PPA Fund pays PAFM an administrative fee at the annual rate of 0.25% of the Fund's average daily net assets attributable in the aggregate to its Institutional and Administrative Class shares. The administrative fee rate paid by Class A, B, C and D shares of the DRCM Fund is higher than the administrative fee rate paid by Class A, B, C and D shares of the PPA Fund.

     PAFM has retained its affiliate, Pacific Investment Management Company LLC, to provide various administrative and other services required by the Funds in its capacity as sub-administrator. PAFM and the sub-administrator may retain other affiliates to provide certain of these services.

     Certain expenses of the Funds are not borne by PAFM. The Funds are responsible for their share of the following expenses: (i) salaries and other compensation of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PAFM, Pacific Investment Management Company LLC ("Pacific Investment Management Company") or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction and investment-related expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trust's Trustees who are not "interested persons" of PAFM, Pacific Investment Management Company, any sub-adviser to any of the Trust's funds, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include distribution and/or service fees payable with respect to Class A, Class B, Class C, Class D and Administrative Class shares, and may include certain other expenses as permitted by the Trust's Second Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, as from time to time amended.

     Distribution Arrangements. PIMCO Advisors Distributors LLC (the "Distributor") serves as the principal underwriter of each class of the Trust's shares pursuant to a Distribution Contract with the Trust. The Distributor is an affiliate of PAFM. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.

     Class A, Class B and Class C Shares. Pursuant to separate Distribution and Servicing Plans for Class A, Class B and Class C shares, the Distributor receives (i) in connection with the distribution of Class B and Class C shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B and Class C shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

     The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries in connection with the sale of Class B and Class C shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year's distribution and servicing fee is generally paid at the time of sale. Pursuant to the Distribution Agreement, with respect to each Fund's Class A, Class B and Class C shares, the Distributor bears various other promotional and sales-related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

     Class D Shares. Class D shareholders of each Fund pay an administrative fee to PAFM, computed as a percentage of the Fund's average daily net assets attributable in the aggregate to its Class D shares. PAFM or an affiliate may pay financial service firms a portion of the Class D administrative fees in return for the firms' services (normally not to exceed an annual rate of 0.35% of a Fund's average daily net assets attributable to Class D shares purchased through such firms).

     The Funds' administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to 0.25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision or shareholder services.

     Institutional Class Shares. Institutional Class shares of the Funds may be offered through certain brokers and financial intermediaries ("Service Agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than the service and/or distribution fees discussed below paid with respect to Administrative Class shares. Service Agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service Agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges.

     The PPA Fund also offers Administrative Class shares. The DRCM
Fund does not offer Administrative Class shares. It is expected that all Administrative Class shares of the PPA Fund will be redeemed prior to the closing date. Information about Administrative Class shares is incorporated by references from the Prospectuses and Statement of Additional Information of the PPA Fund.

     Because the distribution and service fees discussed in this subsection are paid out of assets of the applicable class on an ongoing basis, over time they will increase the cost of an investment in shares of such classes and may cost an investor more than other types of sales charges.

     Declaration of Trust. Both the PPA Fund and the DRCM Fund are governed by the Trust's Declaration of Trust and Amended and Restated Bylaws ("Bylaws"). Therefore, both Funds are governed by the same provisions relating to the powers and liabilities of shares of the Trust, shareholder voting requirements generally, and indemnification of the Trust's officers and directors. Additional information about powers and liabilities relating to the Funds' shares and shareholder voting requirements relating to reorganizations is provided below.

     Powers and Liabilities Relating to Shares. Each of the Merger Shares will be fully paid and nonassessable by the Trust when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B Merger Shares will have the conversion rights specified above. The Declaration of Trust permits the Trust to divide its shares, without shareholder approval, into two or more series of shares representing separate investment portfolios and to further divide any such series, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. At the time of the Merger, the DRCM Fund's shares will be divided into five classes: Class A, Class B, Class C, Class D and Institutional Class.

     Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and/or the Funds and requires that notice of such disclaimer be given in each agreement, undertaking, or obligation entered into or executed by the Trust, a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of such Fund held personally liable for the obligations of such Fund as a result of holding shares of such Fund. Thus, the risk of a shareholder incurring financial loss from shareholder liability is limited to circumstances in which such a disclaimer was inoperative and the Fund was unable to meet its obligations. The likelihood of such a circumstance is considered remote.

     Shareholder Voting Requirements--Reorganizations. Neither the Declaration of Trust nor the Bylaws require any shareholder vote with respect to any proposed transaction whereby the Trust or any one or more series thereof, as successor, survivor, or non-survivor, consolidates with, merges into, or has merged into it, one or more trusts, partnerships or associations. Under the Declaration of Trust and Bylaws, the shareholders would be entitled to vote if, and to the extent that, the Trustees consider such a vote to be necessary or desirable. However, because the DRCM Fund's advisory fee rate is higher than the PPA Fund's, Rule 17a-8 under the 1940 Act requires that PPA Fund shareholders approve the Merger. There can be no assurances that the Trustees will seek or be required to seek shareholder approval of any future merger.

     Trustees and Officers of the Trust. The Trustees and officers of the Trust will not change as a result of the Merger. The current Trustees and officers, their ages, their addresses and their principal occupations are included in the Statement of Additional Information.

     Governing Law. The Trust is governed by Massachusetts law.

     Capitalization. The following table shows, on an unaudited basis, the capitalization of the PPA Fund and the DRCM Fund as of May 30, 2003, and on a pro forma combined basis as of that date, giving effect to the proposed
Merger:

                        CAPITALIZATION TABLE (Unaudited)
                                  May 30, 2003

                                                                  PIMCO PPA               PIMCO
                                                                TAX-EFFICIENT        RCM TAX-MANAGED     PRO FORMA
                                                                 EQUITY FUND           GROWTH FUND       COMBINED*
                                                                -------------        ---------------  --------------
Net Assets
     Class A..................................................  $  5,953,363.69       $ 1,821,602.70  $ 7,774,966.39
     Class B..................................................  $  5,241,000.79       $ 1,374,690.82  $ 6,615,691.61
     Class C..................................................  $  8,244,668.01       $   449,302.94  $ 8,693,970.95
     Class D..................................................  $    109,288.44       $ 3,118,998.71  $ 3,228,287.15
     Institutional Class......................................  $    463,985.47       $ 2,875,421.11  $ 3,339,406.58
     Administrative Class.....................................  $     82,857.62                   --  $           --

Shares outstanding
     Class A..................................................      709,603.080          192,736.760     822,747.766
     Class B..................................................      647,868.510          146,918.740     706,804.659
     Class C..................................................    1,019,032.070           47,994.460     928,843.050
     Class D..................................................       13,053.450          331,156.450     342,705.642
     Institutional Class......................................       54,380.930          302,582.580     351,516.482
     Administrative Class.....................................        9,811.930                   --              --
Net asset value per share
     Class A..................................................             8.39                 9.45            9.45
     Class B..................................................             8.09                 9.36            9.36
     Class C..................................................             8.56                 9.36            9.36
     Class D..................................................             8.37                 9.42            9.42
     Institutional Class......................................             8.53                 9.50            9.50
     Administrative Class.....................................             8.44                   --              --

* The pro forma capitalization information assumes the Merger was consummated on May 30, 2003, and is for informational purposes only. No assurance can be given as to how many shares of the DRCM Fund will be received by the shareholders of the PPA Fund on the actual date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the DRCM Fund that actually will be received on or after such date.

                                OTHER INFORMATION

     You will find information relating to the DRCM Fund, including information with respect to its investment objectives, policies and restrictions, at Appendix B to this Prospectus/Proxy Statement. Additional information about the PPA Fund is incorporated by reference from the Class
A, B and C Prospectus, the Class D Prospectus and the Institutional Prospectus and is available free of charge by calling the Trust at [1-800-927-4648] (Institutional Prospectus) or [1-800-426-0107] (Class A, B and C Prospectus and Class D Prospectus). Additional information and commentary from the Institutional Annual Report relating to the DRCM Fund's investment performance is included in Appendix C to this Prospectus/Proxy Statement. Additional information relating to the PPA Fund's investment performance is set forth in Appendix D to this Prospectus/Proxy Statement. You may find additional information regarding the Funds, including financial information, in the Merger Statement of Additional Information, the Class A, B and C Prospectus, the Class D Prospectus, the Institutional Prospectus, the MMS Statement of Additional Information, the Annual Reports and the Semi-Annual Reports, which are available free of charge as discussed at the beginning of this Prospectus/Proxy Statement.

     You may inspect and copy proxy materials, reports, proxy and information statements and other information filed by the Trust with respect to the Funds at the Public Reference Facilities maintained by the SEC at 450 Fifth Street N.W., Washington, D.C. 20549; or at the public reference facilities in its Northeast and Midwest regional offices, at 233 Broadway, New York, NY, and 175 W. Jackson Boulevard, Suite 900, Chicago, IL, respectively. You may also obtain such material from the Public Reference Section, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. You may also access reports and other information about the Trust on the EDGAR database on the Commission's web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number (811-6161).

FINANCIAL HIGHLIGHTS

     Appendix E includes financial highlights for the DRCM and the PPA Fund.

VOTING INFORMATION; OWNERSHIP OF THE FUNDS

     Record Date and Method of Tabulation. Shareholders of record of the PPA Fund at the close of business on July 18, 2003 (the "Record Date"), will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the DRCM Fund will not vote on the Merger.
Shareholders are entitled to one vote for each share held, and each fractional share shall be entitled to a proportional fractional vote. The holders of 30% of the shares of the PPA Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Fund at the Meeting. However, as required by the 1940 Act, approval of the Merger will require the affirmative vote of the lesser of:

     . 67% or more of the shares present at the meeting or represented by proxy, if more than 50% of the shares are present or represented by proxy, and

     .    more than 50% of the Fund's shares.

Therefore, in order for the Merger to be approved, more than 50% of the Fund's shares must be present at the meeting or represented by proxy.

     Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made with respect to the proposal, shares will be voted FOR the Proposal. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the Trust, prior to any such exercise, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

     Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Since these shares will be counted as present, but not as voting in favor of the Merger, these shares will have the same effect as if they cast votes against the Merger.

     As of the Record Date, as shown on the books of the Trust, there were issued and outstanding the following numbers of shares of beneficial interest of each class of the Funds:

DRCM Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                                                            INSTITUTIONAL        ADMINISTRATIVE
       CLASS A                CLASS B               CLASS C              CLASS D                CLASS                 CLASS
-------------------------------------------------------------------------------------------------------------------------------
         [ ]                    [ ]                   [ ]                  [ ]                   [ ]                   N/A
-------------------------------------------------------------------------------------------------------------------------------

PPA Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                                                            INSTITUTIONAL        ADMINISTRATIVE
       CLASS A                CLASS B               CLASS C              CLASS D                CLASS                CLASS /1/
-------------------------------------------------------------------------------------------------------------------------------
         [ ]                    [ ]                   [ ]                  [ ]                   [ ]                    --
-------------------------------------------------------------------------------------------------------------------------------

     As of the Record Date, to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the PPA Fund and the DRCM Fund:

                                                                PERCENTAGE OF
                                            PERCENTAGE       OUTSTANDING SHARES
                                           OF SHARES OF        OF CLASS OWNED
                                               CLASS          UPON CONSUMMATION
   FUND AND CLASS       SHARES OWNED        OUTSTANDING          OF MERGER**

  [To be added]

                                                                PERCENTAGE OF
                                            PERCENTAGE       OUTSTANDING SHARES
                                           OF SHARES OF      OF CLASS OWNED UPON
                                               CLASS           CONSUMMATION OF
   FUND AND CLASS       SHARES OWNED        OUTSTANDING            MERGER**

----------
/1/ As of the Record Date, the PPA Fund had ____ Administrative Class shares outstanding. However, it is believed that prior to the Merger, Administrative Class shares held by shareholders of the PPA Fund will be redeemed, their accounts liquidated and the proceeds remitted to each shareholder.

*    Shares are believed to be held only as nominee.

** The column captioned "Percentage of Outstanding Shares of Class Owned Upon Consummation of Merger" assumes the Merger was consummated on ___________ ___, 2002, and is for informational purposes only. No assurance can be given as to how many shares of the DRCM Fund will be received by the shareholders of the PPA Fund on the actual date the Merger takes place and the foregoing should not be relied upon to reflect the number of shares of the DRCM Fund that actually will be received on or after such date.

     As of the Record Date, to the best of the knowledge of the Trust, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the DRCM Fund and the PPA Fund, respectively.

ADJOURNMENTS

     In the event that a quorum is not present for purposes of acting on the Proposal, or if sufficient votes in favor of the Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal and will not vote any proxies that direct them to abstain from voting on such Proposals.

     The costs of any additional solicitation and of any adjourned session will be borne by PAFM. Any Proposal for which sufficient favorable votes have been received by the time of the Meeting will be acted upon, and such action will be final regardless of whether the Meeting is adjourned for any reason.

METHODS OF VOTING

     The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of the Trust and officers and employees of PAFM, its affiliates and other representatives of the Trust. The Trust has retained Proxy Advantage to aid in the solicitation of proxies (which is estimated to cost $______), and this cost and the costs of holding the Meeting will be borne by PAFM and not by the Funds.

     Electronic Voting. In addition to voting by mail, you may also give your voting instructions via the Internet or by touch-tone telephone by following the instructions enclosed with the proxy card.

     Telephone Voting. You may give your voting instructions over the telephone by calling 1-800-690-6903. A representative of Proxy Advantage will answer your call. When receiving your instructions by telephone, the representative is required to ask you for your full name, address, the last four digits of your social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the name of the Fund for which you are voting and confirmation that you have received the proxy statement in the mail. If the information you provide matches the information provided to Proxy Advantage by the Trust, then the Proxy Advantage representative will explain the proxy process. Proxy Advantage is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement. Proxy Advantage will record your instructions and transmit them to the official tabulator.

     As the Meeting date approaches, you may receive a call from a representative of Proxy Advantage if the Trust has not yet received your vote. The representative may ask you for authority, by telephone or by electronically transmitted instructions, to permit Proxy Advantage to sign a proxy on your behalf. Proxy Advantage will record all instructions it receives from shareholders by telephone or electronically, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trustees of the Trust believe those procedures are reasonably designed to determine accurately the shareholder's identity and voting instructions.

     Voting by Mail or Facsimile. If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can still complete, sign and mail or fax the proxy card received with the proxy statement by following the instructions enclosed with the proxy card, or you can attend the Meeting in person.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

     The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. Any such proposals should be submitted to PIMCO
Advisors: Multi-Manager Series, c/o PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902, Attention: Newton B. Schott, Jr.

OTHER MATTERS

     The Trust is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

                                                                      Appendix A

                                     FORM OF

                          AGREEMENT AND PLAN OF MERGER

         This Agreement and Plan of Merger (the "Agreement") is made as of ________ __, 2003, by and between PIMCO PPA Tax-Efficient Equity Fund (the "PPA Fund"), a series of PIMCO Funds: Multi-Manager Series, a Massachusetts business trust (the "MMS Trust"), and PIMCO RCM Tax-Managed Growth Fund (the "DRCM Fund"), a series of the MMS Trust.

                                 PLAN OF MERGER

     (a) The Second Amended and Restated Declaration of Trust of the MMS Trust, as from time to time in effect (the "Declaration of Trust"), is governed by the laws of The Commonwealth of Massachusetts. The Declaration of Trust gives the Board of Trustees all powers necessary or convenient to manage the business of the MMS Trust. Chapter 156B, Section 78 of the General Laws of The Commonwealth of Massachusetts (the "Massachusetts Merger Statute") provides a mechanism for the merger of two Massachusetts corporations, but the Massachusetts Merger statute does not apply to series of a Massachusetts business trust. The Trustees of the MMS Trust have determined, however, that the combination of the PPA Fund and the DRCM Fund should be accomplished pursuant to the Massachusetts Merger Statute, mutatis mutandis, as if each of the PPA Fund and the DRCM Fund were separate Massachusetts corporations. /1/

     (b) Subject to the terms and conditions of this Agreement, as of the Valuation Time (as defined in Section 3(c)) on the Exchange Date (as defined in
Section 6), the PPA Fund and the DRCM Fund shall combine (the "Merger") pursuant to and in accordance with the Declaration of Trust, and the DRCM Fund shall be the surviving series. As of the Valuation Time, the identity and separate existence of the PPA Fund will cease, and the DRCM Fund shall continue its existence as a series of the MMS Trust. Without limiting the generality of the foregoing, from and after the consummation of the transactions discussed in this paragraph (a), the DRCM Fund shall possess all of the rights, privileges, powers, franchises, properties and other interests of the PPA Fund and the DRCM Fund.

     On the Exchange Date by virtue of the Merger and without any action on the part of the MMS Trust or any shareholder, (i) Class A shares of the PPA Fund shall be converted into such number of full and fractional Class A shares of beneficial interest of the DRCM Fund (the "Class A Merger Shares") having an aggregate net asset value equal to the value of the assets of the PPA Fund attributable to Class A shares of the PPA Fund on such date less the value of the liabilities of the PPA Fund attributable to Class A shares of the PPA Fund on such date, (ii) Class B shares of the PPA Fund shall be converted into such number of full and fractional Class B shares of beneficial interest of the DRCM Fund (the "Class B Merger Shares") having an aggregate net asset value equal to the value of the assets of the PPA Fund attributable to Class B shares of the PPA Fund on such date less the value of the liabilities of the PPA Fund attributable to Class B shares of the PPA Fund on such date, (iii) Class C shares of the PPA Fund shall be converted into such number of full and fractional Class C shares of beneficial interest of the DRCM Fund (the "Class C Merger Shares") having an aggregate net asset value equal to the value of the assets of the PPA Fund attributable to Class C shares of the PPA Fund on such date less the value of the liabilities of the PPA Fund attributable to Class C shares of the PPA Fund on such date, (iv) Class D shares of the PPA Fund shall be converted into such number of full and fractional Class D shares of beneficial interest of the DRCM Fund (the "Class D Merger Shares") having an aggregate net asset value equal to the value of the assets of the PPA Fund attributable to Class D shares of the PPA Fund on such date less the value of the liabilities of the PPA Fund attributable to Class D shares of the PPA Fund on such date and (v) Institutional class shares of the PPA Fund shall be converted into such number of full and fractional Institutional Class shares of beneficial interest of the DRCM Fund (the "Institutional Class Merger Shares") having an aggregate net asset value equal to the value of the assets of the PPA Fund attributable to Institutional Class shares of the PPA Fund on such date less the value of the liabilities of the PPA Fund attributable to Institutional Class shares of the PPA Fund on such date. (The Class A Merger Shares, the Class B Merger Shares, the Class C Merger Shares, the Class D Merger Shares and the Institutional Class Merger Shares shall be referred to collectively as the "Merger Shares.") It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

     (c) Each shareholder shall receive that proportion of such Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class D Merger Shares and Institutional Class Merger Shares which the number of Class A, Class B, Class C, Class D and Institutional Class shares of beneficial interest of the PPA Fund held by such shareholder bears to the total number of Class A, Class B, Class C, Class D and Institutional Class shares of the PPA Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. Any issued and outstanding shares of the PPA Fund and all PPA Fund shares held in Treasury existing after such conversion shall be cancelled on the books of the PPA Fund without any conversion thereof and no payment or distribution shall be made with respect thereto.

     (d) Immediately upon the consummation of the transactions described in paragraphs (a) and (b) of this Agreement, the PPA Fund shall be dissolved pursuant to the provisions of the Agreement and Declaration of Trust of the MMS Trust, as amended or restated, and applicable law, and its legal existence terminated. Any reporting responsibility of the PPA Fund is and shall remain the responsibility of the PPA Fund up to and including the Exchange Date.

/1/ The MMS Trust will be unable to satisfy certain provisions of the Massachusetts Merger Statute (e.g.; the requirement that a Certificate of Merger be filed with the Secretary of The Commonwealth, because there is no statutorily authorized form for the filing of a Certificate of Merger by series of Massachusetts business trusts). The MMS Trust will not comply with such requirements.

                                    AGREEMENT

     The DRCM Fund and the PPA Fund agree as follows:

     1. Representations, Warranties and Agreements of the DRCM Fund. The DRCM Fund represents and warrants to and agrees with the PPA Fund that:

          a. The DRCM Fund is a series of shares of the MMS Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The MMS Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the MMS Trust or the DRCM Fund. Each of the MMS
Trust and the DRCM Fund has all necessary federal, state and local authorizations to carry on its business as an investment company and to carry out this Agreement.

          b. The MMS Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

          c. A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the DRCM Fund as of and for the period ended [June 30, 2003], will be furnished to the PPA Fund prior to the Exchange Date.
Such statement of assets and liabilities and schedule will fairly present the financial position of the DRCM Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

          d. The prospectuses and statement of additional information of the MMS Trust, each as in effect as of the date hereof, and each as from time to time amended or supplemented (collectively, the "MMS Prospectus"), previously furnished to the PPA Fund, did not as of such date and do not contain, with respect to the MMS Trust or the DRCM Fund, any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the MMS Trust, threatened against the MMS Trust or the DRCM Fund, which assert liability on the part of the MMS Trust or the DRCM Fund. The MMS Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          f. The DRCM Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are or will be shown as belonging to it on its statement of assets and liabilities as of [June 30, 2003], and those incurred in the ordinary course of business as an investment company since such date. Prior to the Exchange Date, the DRCM Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the PPA Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to [June 30, 2003], whether or not incurred in the ordinary course of business.

          g. As of the Exchange Date, the DRCM Fund will have filed all federal and other tax returns and reports which, to the knowledge of the MMS Trust's officers, are required to have been filed by the DRCM Fund and will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the DRCM Fund. All tax liabilities of the DRCM Fund have been adequately provided for on its books, and no tax deficiency or liability of the DRCM Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

          h. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the DRCM Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

          i. There are no material contracts outstanding to which the DRCM Fund is a party, other than as are or will be disclosed in the Registration Statement or the PPA Fund Proxy Statement (each as defined in Section
(1)(o) herein) or the MMS Prospectus.

          j. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the DRCM Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the DRCM Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

          k. The DRCM Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

          l. The Merger Shares issued upon the conversion of PPA Fund shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

          m. The Merger Shares have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, except as described in the Registration Statement, nonassessable by the DRCM Fund, and no shareholder of the DRCM Fund will have any preemptive right of subscription or purchase in respect thereof.

          n. All issued and outstanding shares of the DRCM Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as described in the MMS Prospectus, nonassessable by the DRCM Fund. The DRCM Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the DRCM Fund's shares, nor is there outstanding any security convertible into any of the DRCM Fund's shares, except that Class B shares of the DRCM Fund are convertible into Class A shares of the DRCM Fund in the manner and on the terms described in the MMS Prospectus.

          o. The registration statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by the MMS Trust on Form N-14 on behalf of the DRCM Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the PPA Fund relating to the meeting of the PPA Fund's shareholders referred to in Section 7 herein
(together with the documents incorporated therein by reference, the "PPA Fund Proxy Statement"), on the effective date of the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in
Section 7 and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the MMS Trust, and the PPA Fund
Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the PPA Fund Proxy
Statement made in reliance upon and in conformity with information furnished by the PPA Fund for use in the Registration Statement or the PPA Fund
Proxy Statement.

     2. Representations, Warranties and Agreements of the PPA Fund. The PPA Fund represents and warrants to and agrees with the DRCM Fund that:

          a. The PPA Fund is a series of shares of the MMS Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement. The MMS Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the MMS Trust. Each of the MMS Trust and the PPA Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as an investment company and to carry out this Agreement.

          b. The MMS Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

          c. A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the PPA Fund as of and for the period ended [June
30, 2003], will
be furnished to the DRCM Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the PPA Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

          d. The MMS Prospectus previously furnished to the DRCM Fund did not contain as of such date and does not contain, with respect to the MMS Trust and the PPA Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the MMS Trust, threatened against the MMS Trust or the PPA Fund, which assert liability on the part of the MMS Trust or the PPA Fund. The MMS Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          f. There are no material contracts outstanding to which the PPA
Fund is a party, other than as are or will be disclosed in the MMS Prospectus, the Registration Statement or the PPA Fund Proxy Statement.

          g. The PPA Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown on the PPA
Fund's statement of assets and liabilities as of [June 30, 2003], referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the PPA Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the DRCM Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to [June 30, 2003], whether or not incurred in the ordinary course of business.

          h. As of the Exchange Date, the PPA Fund will have filed all federal and other tax returns and reports which, to the knowledge of the MMS Trust's officers, are required to have been filed by the PPA Fund and will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the PPA Fund. All tax liabilities of the PPA Fund have been adequately provided for on its books, and no tax deficiency or liability of the PPA Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

          i. At the Exchange Date, the MMS Trust, on behalf of the PPA
Fund, will have good and marketable title to all of its Investments (as defined below) and all of its other assets and properties and will have full right, power and authority to consummate to transactions contemplated by this Agreement. At the Exchange date, the DRCM Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests (other than customary liens of custodians for fees) whatsoever and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the PPA Fund's investments shown on the schedule of its investments as of [June 30, 2003], referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the PPA Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

          j. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the DRCM Fund or the PPA Fund, except as previously disclosed to the DRCM Fund by the PPA Fund.

          k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the PPA Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

          l. The PPA Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

          m. At the Exchange Date, the PPA Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the transactions contemplated by this Agreement, the DRCM Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the MMS Prospectus, as amended through the Exchange Date.

          n. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the PPA Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the PPA Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

          o. All issued and outstanding shares of the PPA Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the MMS Prospectus, non-assessable by the PPA Fund. The PPA Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the PPA Fund's shares, nor is there outstanding any security convertible into any of the PPA Fund's shares, except that Class B shares of the PPA Fund are convertible into Class A shares of the PPA Fund in the manner and on the terms described in the MMS Prospectus.

          p. The Registration Statement and the PPA Fund Proxy Statement, on the effective date of the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Exchange Date, the PPA Fund Proxy Statement and the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the PPA Fund Proxy Statement made in reliance upon and in conformity with information furnished by the DRCM Fund for use in the Registration Statement or the PPA Fund Proxy Statement.

     3.   Merger.

          a. Subject to the requisite approval of the shareholders of the PPA Fund and to the other terms and conditions contained herein (including the PPA Fund's obligation to distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 8(j) hereof), the PPA Fund and the DRCM Fund agree that as of the Valuation Time on the Exchange Date the PPA Fund will merge with and into the DRCM Fund pursuant to and in accordance with the direction of the Trustees referred to in clause (a) of the Plan of Merger with the DRCM Fund as the surviving series. As of the Valuation Time, the identity and separate existence of the PPA Fund will cease, and the DRCM Fund shall continue its existence as a series of the MMS Trust. Without limiting the generality of the foregoing, from and after the consummation of the transactions discussed in this paragraph (a), the DRCM Fund shall possess all of the rights, privileges, powers, franchises, properties and other interests of the PPA Fund and the DRCM Fund.

     As of the Valuation Time by virtue of the Merger and without any action on the part of the MMS Trust or any shareholder, Class A shares, Class B shares, Class C shares, Class D shares and Institutional Class shares of the PPA Fund shall be converted into Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class D Merger Shares and Institutional Class Merger Shares, respectively.

          b. The MMS Trust will pay or cause to be paid to the DRCM Fund any interest, cash or such dividends, rights and other payments received for the account of the PPA Fund on or after the Exchange Date with respect to the Investments and other properties and assets of the PPA Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets of the DRCM Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the PPA Fund as of the Exchange Date.

          c. The Valuation Time shall be 4:00 p.m. Eastern time on [______________] or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

     4. Exchange Date; Valuation Time. Subject to the terms and conditions contained herein, on the Exchange Date, (i) Class A shares of the PPA Fund shall be converted into such number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of the assets of the PPA Fund attributable to Class A shares of the PPA Fund on such date less the value of the liabilities of the PPA Fund attributable to Class A shares of the PPA Fund on such date (ii) Class B shares of the PPA Fund shall be converted into such number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of the assets of the PPA Fund attributable to Class B shares of the

PPA Fund on such date less the value of the liabilities of the PPA Fund attributable to Class B shares of the PPA Fund on such date, (iii) Class C shares of the PPA Fund shall be converted into such number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the value of the assets of the PPA Fund attributable to Class C shares of the PPA Fund on such date less the value of the liabilities of the PPA Fund attributable to Class C shares of the PPA Fund on such date, (iv) Class D shares of the PPA Fund shall be converted into such number of full and fractional Class D Merger Shares having an aggregate net asset value equal to the value of the assets of the PPA Fund attributable to Class D shares of the PPA Fund on such date less the value of the liabilities of the PPA Fund attributable to Class D shares of the PPA Fund on such date and (v) Institutional Class shares of the PPA Fund shall be converted into such number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the value of the assets of the PPA Fund attributable to Institutional Class shares of the PPA Fund on such date less the value of the liabilities of the PPA Fund attributable to Institutional Class shares of the PPA Fund on such date, determined as hereinafter provided in this Section 4.

          a. The net asset value of the Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class D Merger Shares and Institutional Class Merger Shares issued hereunder, the value of the assets attributable to the Class A, Class B, Class C, Class D and Institutional Class shares of the PPA Fund, and the value of the liabilities attributable to the Class A, Class B, Class C, Class D and Institutional Class shares of the PPA Fund, shall in each case be determined as of the Valuation Time.

          b. The net asset value of the Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class D Merger Shares and Institutional Class Merger Shares shall be computed in the manner set forth in the MMS Prospectus. The value of the assets and liabilities of the Class A, Class B, Class C, Class D and Institutional Class shares of the PPA Fund shall be determined by the DRCM Fund, in cooperation with the PPA Fund, pursuant to procedures which the DRCM Fund would use in determining the fair market value of the DRCM Fund's assets and liabilities.

          c. No adjustment shall be made in the net asset value of either the PPA Fund or the DRCM Fund to take into account differences in realized and unrealized gains and losses.

          d. The DRCM Fund shall issue the Merger Shares to the PPA Fund.
Upon the conversion of shares of the PPA Fund into Merger Shares, the DRCM
Fund shall establish open accounts for each PPA Fund shareholder on the transfer records of the DRCM Fund. The PPA Fund and the DRCM Fund agree to cooperate in the establishment of such accounts. With respect to any PPA Fund shareholder holding share certificates as of the Exchange Date, such certificates will from and after the Exchange Date be deemed to be certificates for the Merger Shares issued to each shareholder in respect of the PPA Fund shares represented by such certificates. Certificates representing the Merger Shares will not be issued to PPA Fund shareholders.

          e. As of the Valuation Time, the identity and separate existence of the PPA Fund will cease, and the DRCM Fund shall continue its existence as a series of the MMS Trust. Without limiting the generality of the foregoing, from and after the consummation of the transactions contemplated bt this Agreement, the PPA Fund shall possess all of the rights, privileges, powers, franchises, properties and other interests of the PPA Fund and the DRCM Fund.

     5.   Expenses, Fees, etc.

          a. Except as otherwise provided in this Section 5, [PIMCO Advisors Fund Management LLC ("PAFM")], by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transaction incurred by the DRCM Fund and the PPA Fund; provided, however, that the PPA Fund will pay all brokerage commissions, dealer mark-ups and similar expenses, if any, incurred by it in connection with the transactions contemplated by this agreement, including any costs and expenses incurred by it in connection with the liquidation of its assets contemplated by this Agreement. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

          b. In the event the transaction contemplated by this Agreement is not consummated solely by reason of the DRCM Fund's failure to satisfy or fulfill any of its obligations or duties under this Agreement or its being either unwilling or unable to go forward other than by reason of the nonfulfillment or failure of any condition to the DRCM Fund's obligations referred to in Section 8, [PAFM] agrees that it shall pay directly all of the DRCM Fund's costs and expenses and all reasonable costs and expenses incurred by or on behalf of the PPA Fund in connection with such transaction, including, without limitation, legal, accounting and filing fees.

          c. In the event the transaction contemplated by this Agreement is not consummated solely by reason of the PPA Fund's failure to satisfy or fulfill any of its obligations or duties under this Agreement or its being either unwilling or unable to go forward other than by reason of the nonfulfillment or failure of any condition to the PPA Fund's obligations referred to in Section 9, [PAFM] agrees that it shall pay directly all of the PPA Fund's costs and expenses and all reasonable costs and expenses incurred by or on behalf of the DRCM Fund in connection with such transaction, including, without limitation, legal, accounting and filing fees.

          d. In the event (i) the transaction contemplated by this Agreement is not consummated for reasons specified in both paragraphs (b) and (c) of this
Section 5, or (ii) the transaction contemplated by this Agreement is not consummated for reasons other than those specified in paragraphs (b) or (c) of this Section 5, then [PAFM] agrees that it shall bear all of the costs and expenses incurred by both the DRCM Fund and the PPA Fund in connection with such transaction.

          e. Notwithstanding any other provisions of this Agreement, if for any reason the transaction contemplated by this Agreement is not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

     6. Exchange Date. Delivery of the assets of the PPA Fund to be transferred, assumption of the liabilities of the PPA Fund to be assumed, and delivery of the Merger Shares to be issued shall be made at the offices of Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, as of the close of business on [_________, 2003], or at such other time and date agreed to by the DRCM Fund and the PPA Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

     7.   Meeting of Shareholders; Dissolution.

          a. The MMS Trust, on behalf of the PPA Fund, agrees to call a meeting of the PPA Fund's shareholders to take place after the effective date of the Registration Statement for the purpose of approving this Agreement and the transactions contemplated hereby.

          b. The DRCM Fund has, after the preparation and delivery to the DRCM Fund by the PPA Fund of a preliminary version of the PPA Fund Proxy Statement which was satisfactory to the DRCM Fund and to Ropes & Gray LLP for inclusion in the Registration Statement, filed the Registration
Statement with the Commission. Each of the PPA Fund and the DRCM Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement.

     8. Conditions to the DRCM Fund's Obligations. The obligations of the DRCM Fund hereunder shall be subject to the following conditions:

          a. That the PPA Fund shall have furnished to the DRCM Fund a statement of the PPA Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the PPA Fund's behalf by the MMS Trust's President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the PPA Fund since [June 30, 2003], other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the PPA Fund, or changes due to dividends paid or losses from operations.

          b. That the PPA Fund shall have furnished to the DRCM Fund a statement, dated the Exchange Date, signed by the MMS Trust's President (or any Vice President) and Treasurer (or assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the PPA Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the PPA Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

          c. That the PPA Fund shall have delivered to the DRCM Fund a letter from the MMS Trust's independent accountants, dated the Exchange Date, stating that such firm has employed certain procedures whereby it has obtained schedules of the tax provisions and qualifying tests for regulated investment companies and that, in the course of such procedures, nothing came to their attention which caused them to believe that the PPA Fund (i) would not qualify as a regulated investment company for federal, state, or local income tax purposes or (ii) would owe any federal, state or local income tax or excise tax, in each case for both the taxable year ended [June 30, 2003], and for any taxable year or period beginning on [July 1, 2003] and ending on or prior to the Exchange Date (the latter period being based on unaudited data).

          d. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

          e. That the DRCM Fund shall have received an opinion of Ropes & Gray LLP, counsel to the PPA Fund, dated the Exchange Date (which may be subject to certain qualifications and, with respect to all or some of the following, may indicate that a matter is not free from doubt), to the effect that (i) the MMS Trust is an unincorporated voluntary association with transferable shares existing under and by virtue of the laws of the Commonwealth of Massachusetts (commonly known as a Massachusetts business trust), and is duly authorized to exercise all of its powers recited in its Declaration of Trust, which powers include the power to own all of its properties and to carry on its business as is, to our knowledge, presently conducted; (ii) this Agreement has been duly authorized by all necessary action of the MMS Trust and has been duly executed and delivered by the MMS Trust on behalf of the PPA Fund and, assuming that the Registration Statement, the MMS Prospectus and the PPA Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the MMS Trust on behalf of the DRCM Fund, is a valid and binding obligation of the MMS Trust, enforceable against the PPA Fund in accordance with its terms; (iii) the MMS Trust, on behalf of the PPA Fund, has the power to execute and deliver this Agreement and to perform its obligations hereunder; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the MMS Trust's Agreement and Declaration of Trust or Bylaws, it being understood that with respect to investment restrictions contained in the MMS Trust's Agreement and Declaration of Trust, Bylaws or then-current prospectuses or statement of additional information, such counsel may rely upon a certificate of an officer of the MMS Trust whose responsibility it is to advise the MMS Trust and the PPA Fund with respect to such matters; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the MMS Trust on behalf of the PPA Fund of the transactions contemplated hereby under Section 17 of the 1940 Act.

          f. That the DRCM Fund shall have received an opinion of Ropes & Gray LLP, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization and the DRCM Fund and the PPA Fund will each be a party to the reorganization; (ii) no gain or loss will be recognized by the DRCM Fund upon the Merger (iii) the basis to the DRCM Fund of the Investments will be the same as the basis of the Investments in the hands of the PPA Fund immediately prior to the Merger; (iv) the DRCM Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the PPA Fund; and (v) the DRCM Fund will succeed to and take into account the items of the PPA Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder. It is recognized that for U.S. federal income tax purposes, the Merger will not be treated as a statutory merger or consolidation because, as noted above, the Massachusetts Merger Statute does not technically apply to series of a Massachusetts business trust. Rather, for U.S. Federal income tax purposes the Merger will be treated as a transfer of all the assets of the PPA Fund to the DRCM Fund in exchange for Merger Shares and the assumption by the DRCM Fund of the liabilities of the PPA Fund.

          g. That, as of the Exchange Date, the assets of the PPA Fund will include no assets which the DRCM Fund, by reason of charter limitations or of investment restrictions disclosed in the MMS Prospectus in effect on the Exchange Date, may not properly acquire.

          h. That the MMS Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

          i. That all actions taken by the MMS Trust on behalf of the PPA
Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the DRCM Fund and Ropes & Gray LLP.

          j. That, prior to the Exchange Date, the PPA Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the PPA Fund (i) all of the excess of (x) the PPA Fund's investment income excludable from gross income under Section 103 of the Code over (y) the PPA Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the PPA Fund's investment company taxable income (as defined in Section 852 of the Code), computed without regard to any deduction for dividends paid, and
(iii) all of the PPA Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for both the taxable year ended on June 30, 2002, and for any taxable year or period beginning on July 1, 2002 and ending on or prior to the Exchange Date.

          k. That the PPA Fund shall have furnished to the DRCM Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the MMS Trust, as to the tax cost to the PPA Fund of the assets delivered to the DRCM Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the DRCM Fund may reasonably request.

          l. That the PPA Fund's custodian shall have delivered to the DRCM Fund a certificate identifying all of the assets of the PPA Fund held or maintained by such custodian as of the Valuation Time.

          m. That the PPA Fund's transfer agent shall have provided to the DRCM Fund (i) the originals or true copies of all of the records of the PPA Fund in the possession of such transfer agent as of the Exchange Date,
(ii) a certificate setting forth the number of shares of the PPA Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such PPA Fund shareholder.

          n. That all of the issued and outstanding shares of beneficial interest of the PPA Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the PPA Fund or its transfer agent by the DRCM Fund or its agents shall have revealed otherwise, either (i) the PPA Fund shall have taken all actions that in the opinion of the DRCM Fund or Ropes & Gray are necessary to remedy any prior failure on the part of the PPA Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the PPA Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the DRCM Fund in amounts sufficient and upon terms satisfactory, in the opinion of the DRCM Fund or Ropes & Gray LLP, to indemnify the DRCM Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the PPA
Fund to have offered and sold such shares in conformity with such laws.

          o. That the DRCM Fund shall have received from the MMS Trust's independent accountants a letter addressed to the DRCM Fund, dated as of the Exchange Date, satisfactory in form and substance to the DRCM Fund to the effect that, on the basis of limited procedures agreed upon by the DRCM Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), as of the Valuation Time the value of the assets and liabilities of the PPA Fund to be exchanged for the Merger Shares has been determined in accordance with the provisions of the MMS Trust's Declaration of Trust, pursuant to the procedures customarily utilized by the DRCM Fund in valuing its assets and issuing its shares.

          p. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the PPA Fund entitled to vote.

          q. That the DRCM Fund shall have received an opinion of Ropes & Gray LLP with respect to the matters specified in Section 9(f) of this Agreement, and such other matters as the DRCM Fund may reasonably deem necessary or desirable.

          r. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the MMS Trust or the DRCM Fund, threatened by the Commission.

     9. Conditions to the PPA Fund's Obligations. The obligations of the PPA Fund hereunder shall be subject to the following conditions:

          a. That the DRCM Fund shall have furnished to the PPA Fund a statement of the DRCM Fund's net assets, together with a list of portfolio holdings with values determined as provided in Section 4, all as of the Valuation Time, certified on the DRCM Fund's behalf by the MMS Trust's
President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the DRCM Fund since
[June 30, 2003], other than changes in its portfolio securities since that date, changes in the market value of the portfolio securities, or changes due to net redemptions, dividends paid or losses from operations.

          b. [Reserved].

          c. That the DRCM Fund shall have furnished to the PPA Fund a statement, dated the Exchange Date, signed by the MMS Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the DRCM Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that the DRCM Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

          d. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

          e. That the PPA Fund shall have received an opinion of Ropes &
Gray LLP, counsel to the DRCM Fund, and dated the Exchange Date (which may be subject to certain qualifications and, with respect to some or all of the following, may indicate that a matter is not free from doubt), to the effect that (i) the MMS Trust is an unincorporated voluntary association with transferable shares existing under and by virtue of the laws of the Commonwealth of Massachusetts (commonly known as a Massachusetts business trust), and is duly authorized to exercise all of its powers recited in its Declaration of Trust, which powers include the power to own all of its properties and to carry on its business as is, to our knowledge, presently conducted; (ii) the Merger Shares to be issued pursuant to this Agreement are duly authorized and upon such issuance and delivery will be validly issued and will be fully paid and, except as described in the Registration Statement, nonassessable by the MMS Trust and the DRCM Fund and no shareholder of the DRCM Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized by all necessary action of the Trust and has been duly executed and delivered by the MMS Trust on behalf of the DRCM Fund and, assuming that the MMS Prospectus, the Registration Statement and the PPA Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the MMS Trust on behalf of the PPA Fund, is a valid and binding obligation of the MMS Trust, enforceable against the DRCM Fund in accordance with its terms; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the MMS Trust's Declaration of Trust or Bylaws, it being understood that with respect to investment restrictions as contained in the MMS Trust's Declaration of Trust, Bylaws or then-current prospectuses or statement of additional information, such counsel may rely upon a certificate of an officer of the MMS Trust whose responsibility it is to advise the MMS Trust and the DRCM Fund with respect to such matters; (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the MMS Trust on behalf of the DRCM Fund of the transactions contemplated herein under
Section 17 of the 1940 Act; and (vi) the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

fairness of the statements contained in the Registration Statement, on the basis of the foregoing (relying as to materiality upon the opinions of officers and other representatives of the DRCM Fund), no facts have come to their attention that lead them to believe that the Registration Statement as of its date, as of the date of the PPA Fund shareholders' meeting, or as of the Exchange Date, contained an untrue statement of a material fact regarding the DRCM Fund or omitted to state a material fact required to be stated therein or necessary to make the statements therein regarding the DRCM Fund, in light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the PPA Fund, contained in the PPA Fund Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the PPA Fund, its Trustees and its officers.

          f. That the PPA Fund shall have received an opinion of Ropes &
Gray LLP, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), in form satisfactory to the PPA Fund to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization and the DRCM Fund and the PPA Fund will each be a party to the reorganization; (ii) no gain or loss will be recognized by the PPA Fund as a result of the Merger; (iii) no gain or loss will be recognized by the PPA Fund shareholders on the distribution of Merger Shares to them pursuant to the Merger; (iv) the aggregate tax basis of the Merger Shares that each PPA Fund shareholder receives pursuant to the Merger will be the same as the aggregate tax basis of such shareholder's PPA Fund shares; and (v) the holding period of the Merger Shares that each PPA Fund shareholder receives pursuant to the Merger will include the holding period of such shareholder's PPA Fund shares, provided that the shareholder held the PPA Fund shares as a capital asset. It is recognized that for U.S. federal income tax purposes, the Merger will not be treated as a statutory merger or consolidation because, as noted above, the Massachusetts Merger Statute does not technically apply to series of a Massachusetts business trust. Rather, for U.S. Fedreal income tax purposes the Merger will be treated as a transfer of all the assets of the PPA Fund to the DRCM Fund in exchange for Merger Shares and the assumption by the DRCM Fund of the liabilities of the PPA Fund.

          g. That all actions taken by the MMS Trust on behalf of the DRCM
Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the PPA Fund and Ropes & Gray LLP.

          h. That the MMS Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

          i. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the PPA Fund entitled to vote.

          j. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the MMS Trust or the DRCM Fund, threatened by the Commission.

     10.  Indemnification.

          a. The PPA Fund shall indemnify and hold harmless, out of the assets of the PPA Fund (which shall be deemed to include the assets of the DRCM Fund represented by the Merger Shares following the Exchange Date) but no other assets, the MMS Trust and the trustees and officers of the MMS Trust (for purposes of this Section 10(a), the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the PPA Fund contained in this Agreement, the Registration Statement, the MMS Prospectus or the PPA Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the MMS Trust or the PPA Fund required to be stated therein or necessary to make the statements relating to the MMS Trust or the PPA Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the MMS Trust or the PPA Fund. The Indemnified Parties will notify the MMS Trust and the PPA Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The PPA Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this

Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the PPA Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The PPA Fund's obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the PPA Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties' first paying the same.

          b. The DRCM Fund shall indemnify and hold harmless, out of the assets of the DRCM Fund but no other assets, the MMS Trust and the trustees and officers of the MMS Trust (for purposes of this Section 10(b), the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the DRCM Fund contained in this Agreement, the Registration Statement, the MMS Prospectus or the PPA Fund Proxy Statement or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the MMS Trust or the DRCM
Fund required to be stated therein or necessary to make the statements relating to the MMS Trust or the DRCM Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the MMS Trust or the DRCM Fund. The Indemnified Parties will notify the MMS Trust and the DRCM Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The DRCM Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the DRCM Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The DRCM Fund's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the DRCM Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties' first paying the same.

     11. No Broker, etc. Each of the PPA Fund and the DRCM Fund represents that there is no person who has dealt with it or the MMS Trust who, by reason of such dealings, is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

     12. Termination. The PPA Fund and the DRCM Fund may, by mutual consent of the trustees on behalf of each Fund, terminate this Agreement, and the PPA Fund or the DRCM Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by [_________, 2003], this Agreement shall automatically terminate on that date unless a later date is agreed to by the PPA Fund and the DRCM Fund.

     13. Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

     14. Rule 145. Pursuant to Rule 145 under the 1933 Act, the DRCM Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

          "THESE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO PIMCO RCM TAX-MANAGED GROWTH FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND SUCH REGISTRATION IS NOT REQUIRED."

and, further, the DRCM Fund will issue stop transfer instructions to the DRCM Fund's transfer agent with respect to such shares. The PPA Fund will provide the DRCM Fund on the Exchange Date with the name of any PPA Fund shareholder who is to the knowledge of the PPA Fund an affiliate of the PPA Fund on such date.

     15. Sole Agreement; Amendments; Governing Law. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

     16. Declaration of Trust. A copy of the Agreement and Declaration of Trust of the MMS Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the MMS Trust on behalf of the DRCM Fund and/or the PPA Fund, as the case may be, as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the MMS Trust individually but are binding only upon the assets and property of the DRCM Fund and/or the PPA Fund, as the case may be.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

                            PIMCO FUNDS:  MULTI-MANAGER SERIES,
                            on behalf of its PIMCO RCM Tax-Managed Growth Fund

                            By:
                               ---------------------------------------
                            Name:
                            Title:

                            PIMCO FUNDS: MULTI-MANAGER SERIES,
                            on behalf of its PIMCO PPA Tax-Efficient Equity Fund

                            By:
                               ---------------------------------------
                            Name:
                            Title:

Agreed and accepted as to Section 5 only:
[PIMCO ADVISORS FUND MANAGEMENT LLC]

By:
   ---------------------------------------
Name:
Title:

                                                                      APPENDIX B

                         INFORMATION ABOUT THE DRCM FUND

                                  FUND SUMMARY

INVESTMENT OBJECTIVE

The DRCM Fund's investment objective is to seek after-tax growth of capital.

PRINCIPAL INVESTMENTS AND STRATEGIES

     The Fund attempts to enhance the after-tax returns of shareholders by investing in a broadly diversified portfolio of equity securities of U.S. companies. The Fund invests in companies of all capitalizations, ranging from larger well-established companies to smaller emerging-growth companies. The Fund may invest up to 20% of its assets in companies with market capitalizations below $500 million (as measured at the time of purchase). The Fund may also invest up to 25% of its assets in foreign securities (but no more than 10% in any one country other than the U.S.) and up to 5% of its assets in companies located in emerging market countries. The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

     To maximize after-tax returns, the Fund may use certain investment techniques designed to reduce capital gains distributions to shareholders. These techniques may include, among others, holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and selling securities that have declined in value to offset past or future gains realized on the sale of other securities. These techniques will not completely eliminate taxable distributions by the Fund. In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.

     In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

     In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

PRINCIPAL RISKS

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

  .  Market Risk             .  Liquidity Risk                       .  Currency Risk
  .  Issuer Risk             .  Derivatives Risk                     .  Sector Specific Risk
  .  Growth Securities Risk  .  Foreign (non-U.S.) Investment Risk   .  Leveraging Risk
  .  Smaller Company Risk    .  Emerging Markets Risk                .  Management Risk

     Please see "Overview--Risk Factors" in the Prospectus/Proxy Statement for a description of these risks of investing in the DRCM Fund.

PERFORMANCE INFORMATION

     The following information shows summary performance information for the DRCM Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual total returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares, but the returns do not reflect the impact of sales charges (loads) applicable to Class A, B, C and D shares of the Fund. If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B, C and D shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (2/5/02) and Class D shares (2/12/99), performance of information shown in the Average Annual Total Returns table for those classes is based on the performance of the Fund's Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (if any), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B, C and D shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

CALENDAR YEAR TOTAL RETURNS -- INSTITUTIONAL CLASS

[GRAPH]

    1999            52.54%
    2000            -8.07%
    2001           -21.63%
    2002           -18.43%

                                    MORE RECENT RETURN INFORMATION

                                    1/1/03-3/31/03     -2.50%

                                    Highest and Lowest Quarter Returns
                                    (for periods shown in the bar chart)

                                    Highest (10/1/99-12/31/99)    31.89%

                                    Lowest (1/1/01-3/31/01)     -18.29%


                        Calendar Year End (Through 12/31)

AVERAGE ANNUAL TOTAL RETURNS (for periods ended 12/31/02)

                                                                            FUND
                                                                         INCEPTION
                                                               1 YEAR  (12/30/98)/(4)/
    ---------------------------------------------------------------------------------
    Institutional Class--Before Taxes/(1)/                    -18.43%     -2.71%
    ---------------------------------------------------------------------------------
    Institutional Class--After Taxes on Distributions/(1)/    -18.43%     -2.87%
    ---------------------------------------------------------------------------------
    Institutional Class--After Taxes on Distributions & Sale  -11.31%     -2.20%
    of Fund Shares
    ---------------------------------------------------------------------------------
    Class A                                                   -23.18%     -4.23%
    ---------------------------------------------------------------------------------
    Class B                                                   -23.36%     -4.07%
    ---------------------------------------------------------------------------------
    Class C                                                   -20.14%     -3.60%
    ---------------------------------------------------------------------------------
    Class D                                                   -18.76%     -2.88
    ---------------------------------------------------------------------------------
    S&P 500 Index/(2)/                                        -22.10%        --
    ---------------------------------------------------------------------------------
    Lipper Large-Cap Growth Funds Average/(3)/                -28.28%        --
    ---------------------------------------------------------------------------------

----------
     /(1)/ After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Classes A, B, C and D will vary.

     /(2)/ The S&P 500 Index is an unmanaged index of middle capitalization common stocks. It is not possible to invest directly in the index.

     /(3)/ The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.

     /(4)/ The Fund began operations on 12/30/98. Index comparisons begin on 12/30/98.

FEES AND EXPENSES OF THE FUND

     The fees and expenses you may pay if you buy and hold Class A, Class B, Class C, Class D or Institutional Class shares of the DRCM Fund are described in the Prospectus/Proxy Statement under "Overview--Operating Expenses."

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER AND ADMINISTRATOR

     PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund Management" or the "Adviser") serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the DRCM Fund.
Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the DRCM Fund and the DRCM Fund's business affairs and other administrative matters.

     The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly-owned indirect subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM of America"). As of December 31, 2002, the Adviser and its advisory affiliates had approximately $357 billion in assets under management.

     Dresdner RCM Global Investors LLC ("Dresdner RCM"), serves as the Sub-Adviser to the DRCM Fund. See "Dresdner RCM Global Investors LLC" below. The Adviser has retained its affiliate, Pacific Investment Management Company LLC ("Pacific Investment Management Company"), to provide various administrative and other services required by the DRCM Fund in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

     The DRCM Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the DRCM Fund) pays a portion of the advisory fees it receives to Dresdner RCM in return for its services.

DRESDNER RCM GLOBAL INVESTORS LLC

     Dresdner RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the sucessor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, Dresdner RCM provides advisory services to mutual funds and institutional accounts. Dresdner RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of December 31, 2002, Dresdner RCM had approximately $29.2 billion in assets under management.

     The Private Client Group Equity Portfolio Management Team is primarily responsible for the day-to-day management of the DRCM Fund. Information about some of the professionals comprising the investment team is located in the Statement of Additional Information under "Other Information."

DISTRIBUTOR

     The Trust's Distributor is PIMCO Advisors Distributors LLC, an affiliate of the Adviser. The Distributor, located at 2187 Atlantic Street, Stanford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.

                               INVESTMENT OPTIONS

     The DRCM Fund offers investors Class A, Class B, Class C, Class D and Institutional Class shares. Each class of shares is subject to different types and levels of sales charges than the other classes and bears a different level of expenses.

     The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class.

     Because the share class arrangements for the DRCM Fund and the PPA Fund are similar, the information below also applies to shares of the PPA Fund. In addition to Class A, B, C, D and Institutional Class shares, the PPA Fund also offers Administrative Class shares. However, it is expected that all Administrative Class shares of the PPA Fund will be redeemed prior to the closing. More extensive information about the Trust's multi-class arrangements is included in the PIMCO Funds Shareholders' Guide for Class A, B, C, and R Shares (the "Guide"), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See "How to Buy and Sell Shares--PIMCO Fund Shareholders' Guide" below.

CLASS A, B AND C SHARES

   Class A Shares

     . You pay an initial sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

     . You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

     . Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

     . You normally pay no contingent deferred sales charge ("CDSC") when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

   Class B Shares

     . You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

     . You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

     . Class B shares are subject to higher 12b-1 fees than Class A shares for the first eight years they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

     . Class B shares automatically convert into Class A shares after they have been held for eight years. After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares. (The conversion period for Class B shares purchased prior to January 1, 2002, is seven years.)

   Class C Shares

     . You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

     . You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

     . Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

     . Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after eight years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than eight years.

     The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

INITIAL SALES CHARGES--CLASS A SHARES

     Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the DRCM Fund is the net asset value ("NAV") of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital-gains distributions.

                                 CLASS A SHARES

                                    INITIAL SALES CHARGE    INITIAL SALES CHARGE
                                        AS % OF NET            AS % OF PUBLIC
  AMOUNT OF PURCHASE                 AMOUNT INVESTED          OFFERING PRICE
  ------------------                --------------------    --------------------
  $0-$49,999...................            5.82%                   5.50%
  $50,000-$99,000..............            4.71%                   4.50%
  $100,000-$249,999............            3.63%                   3.50%
  $250,000-$499,999............            2.56%                   2.50%
  $500,000-$999,999............            2.04%                   2.00%
  $1,000,000 +.................            0.00%*                  0.00%*

*    As shown, investors that purchase $1,000,000 or more of the DRCM
     Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See "CDSCs on Class A Shares" below.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)--CLASS B AND CLASS C SHARES

     Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules.

                                 CLASS B SHARES

                                                       PERCENTAGE CONTINGENT
          YEARS SINCE PURCHASE PAYMENT WAS MADE        DEFERRED SALES CHARGE
          ------------------------------------------   ----------------------
          First.....................................            5
          Second....................................            4
          Third.....................................            3
          Fourth....................................            3
          Fifth.....................................            2
          Sixth.....................................            1
          Seventh and thereafter....................            0*

* After the eighth year, Class B shares convert into Class A shares. As noted above, Class B shares purchased prior to January 1, 2002 convert into Class A shares after seven years.

                                 CLASS C SHARES

                                                       PERCENTAGE CONTINGENT
          YEARS SINCE PURCHASE PAYMENT WAS MADE        DEFERRED SALES CHARGE
          -------------------------------------        ---------------------
          First.....................................            1
          Thereafter................................            0

CDSCs ON CLASS A SHARES

     Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See "Reductions and Waivers of Initial Sales Charges and CDSCs" below.

HOW CDSCs ARE CURRENTLY CALCULATED

     A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital-gains distributions or if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment for the particular class of shares in your account from which a redemption or exchange has not already been effected.

     For example, the following illustrates the operation of the Class B CDSC:

     . Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of the DRCM Fund and that six months later the value of the investor's account for the Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from the Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

HOW CDSCs WILL BE CALCULATED - SHARES PURCHASED AFTER DECEMBER 31, 2001

     The Trust expects that the manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) purchased after December 31, 2001, will change from that described above. The Trust will provide shareholders with at least 60 days' notice prior to implementing the change. When the Trust implements the change, the CDSC on all shares purchased after December 31, 2001, will be subject to the change, not only shares purchased after the date of such notice. It is expected that the change will be implemented no later than January 1, 2008.

     Under the new calculation method, the following rules will apply:

     . Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

     . For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current net asset value of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund's NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

     . CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

     . In determining whether a CDSC is payable, the first-in first-out, or "FIFO," method will be used to determine which shares are being redeemed.

     For example, the following illustrates the operation of the Class B CDSC beginning no later than January 1, 2008:

     . Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor's account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

     In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all shares of a particular class of a Fund in the shareholder's account are aggregated, and the current value of all such shares is aggregated.

REDUCTIONS AND WAIVERS OF INITIAL SALES CHARGES AND CDSCs

     The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The Guide is available free of charge from the Distributor. See "How to Buy and Sell Shares--PIMCO Funds Shareholders' Guide" below.

DISTRIBUTION AND SERVICING (12b-1) PLANS

     The DRCM Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of DRCM Fund shares
("distribution fees") and/or in connection with personal services rendered to DRCM Fund shareholders and the maintenance of shareholder accounts
("servicing fees"). These payments are made pursuant to Distribution and Servicing Plans ("12b-1 Plans") adopted by the DRCM Fund pursuant to Rule
12b-1 under the Investment Company Act of 1940. The PPA Fund has the same distribution and servicing arrangements as the DRCM Fund, and therefore the discussion below also applies to the PPA Fund.

CLASS A, CLASS B AND CLASS C SHARES

     There is a separate 12b-1 Plan for each of Class A, B and C shares. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the DRCM Fund's average daily net assets attributable to the particular class of shares):

                                    SERVICING          DISTRIBUTION
           SERVICING CLASS             FEE                 FEE
           ---------------          ---------          ------------
           Class A........            0.25%                None
           Class B........            0.25%               0.75%
           Class C........            0.25%               0.75%

     Because 12b-1 fees are paid out of the DRCM Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than sales charges which are deducted at the time of investment. Therefore, although Class B and Class C shares do not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for eight years (seven for Class B shares purchased prior to January 1, 2002) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

CLASS D SHARES

     The DRCM Fund does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Class D shares.

     . Service and Distribution (12b-1) Fees--Class D Shares. The DRCM
Funds' administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to 0.25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. Because 12b-1 fees would be paid out of a Fund's

Class D share assets on an ongoing basis, over time these fees would increase the cost of your investment in Class D shares and may cost you more than other types of sales charges.

INSTITUTIONAL CLASS SHARES

     The DRCM Fund does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class shares.

     . Arrangements with Service Agents. Institutional Class shares of the
DRCM Fund may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of DRCM Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of DRCM Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

                           HOW FUND SHARES ARE PRICED

     The net asset value ("NAV") of the DRCM Fund's Class A, Class B, Class
C, Class D and Institutional Class shares is determined by dividing the total value of the Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

     For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market maker, or pricing services. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

     Investments initially valued in currencies other than the U.S. Dollar are converted to U.S. Dollars using foreign exchange rates obtained from pricing services. As a result, the NAV of the DRCM Fund's shares may be affected by changes in the value of currencies in relation to the U.S. Dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. Dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to buy, redeem or exchange shares.

     Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the DRCM Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed-income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the DRCM Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

     In unusual circumstances, instead of valuing securities in the usual manner, the DRCM Fund may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

     The NAV of the PPA Fund's shares is determined in the same manner as described above for the DRCM Fund.

                           HOW TO BUY AND SELL SHARES

     The following section provides basic information about how to buy, sell (redeem) and exchange shares of the DRCM Fund. The PPA Fund has the same purchase, sale and exchange arrangements as the DRCM Fund.

PIMCO FUNDS SHAREHOLDERS' GUIDE

     More detailed information about the purchase, sale and exchange arrangements for Class A, B and C shares of the DRCM Fund is provided in the Guide, which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

     .    Automated telephone and wire-transfer procedures

     .    Automatic purchase, exchange and withdrawal programs

     . Programs that establish a link from your Fund account to your bank account

     .    Special arrangements for tax-qualified retirement plans

     . Investment programs which allow you to reduce or eliminate initial sales shares

     . Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

CALCULATION OF SHARE PRICE AND REDEMPTION PAYMENTS

     When you buy shares of the DRCM Fund, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC. NAVs are determined at the close of regular trading (normally, 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See "How Fund Shares Are Priced" above for details. Generally, purchase and redemption orders for DRCM Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the close of regular trading on the New York Stock Exchange and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed according to that day's NAV). Please see the Guide for details.

     The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (according to the succeeding day's NAV).

BUYING SHARES--CLASS A, B AND C

     You can buy Class A, Class B or Class C shares of the Funds in the following ways:

          . Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

          . Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

     If you wish to invest directly by mail, please send a check payable to PIMCO Advisors Distributors LLC, along with a completed application form to:

          PIMCO Advisors Distributors LLC
          P.O. Box 9688
          Providence, Rhode Island 02940-0926

     The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PIMCO Advisors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

     The Guide describes a number of additional ways you can make direct investments, including through the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See "PIMCO Funds Shareholders' Guide" above.

     The Distributor, in its sole discretion, may accept or reject any order for purchase of DRCM Fund shares. No share certificates will be issued unless specifically requested in writing.

   Investment Minimums

     The following investment minimums apply for purchases of Class A, Class B and Class C shares of the DRCM Fund.

          INITIAL INVESTMENT        SUBSEQUENT INVESTMENTS
          ------------------        ----------------------
               $ 2,500                    $ 100

     Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. Please see the Guide for details.

     Small Account Fee

     Because of the disproportionately high costs of servicing accounts with low balances, if you have a direct account with the Distributor, you will be charged a fee at the annual rate of $16 if your account balance for the DRCM Fund falls below a minimum level of $2,500, except for Uniform Gift to Minors, IRA, Roth IRA and Auto-Invest accounts for which the limit is $1,000. The fee also applies to employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs and SAR/SEPs. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum account in quarterly installments and paid to the Administrator. Each account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

     Minimum Account Size

     Due to the relatively high cost to the DRCM Fund of maintaining small accounts, you are asked to maintain an account balance in the DRCM Fund of at least the minimum investment necessary to open the particular type of account. If your balance for the DRCM Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that account after giving you 60 days to increase your balance. Your account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000.

BUYING SHARES--CLASS D

     . Financial Service Firms. Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the DRCM Fund. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by your account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. Your firm may independently establish and charge you transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce your investment returns on Class D shares of the DRCM Fund.

     Your financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm may be paid for its services directly or indirectly by the DRCM Fund, the Adviser or an affiliate (normally not to exceed an annual rate of 0.35% of the Fund's average daily net assets attributable to its Class D shares and purchased through such firm for its clients). Your firm may establish various minimum investment requirements for Class D shares of the DRCM Fund and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Please contact your firm for information.

     Class D shares of the DRCM Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the DRCM Fund in particular investment products, programs or accounts for which a fee may be charged. See "Financial Service Firms" below.

     You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. If you wish to purchase shares of the DRCM Fund directly from the Trust or the Distributor, you should inquire about the other classes of shares offered by the Trust. Please call the Distributor at 1-888-87-PIMCO for information about other investment options.

     Class D shares of the DRCM Fund will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. In most cases, the Trust's Transfer Agent for Class A, B, C and D shares, PFPC, Inc., will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your accounts only through your financial service firm. In certain circumstances, your firm may arrange to have your shares held in your own name or you may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, please contact the Distributor at 1-888-87-PIMCO for information about your account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

     This Prospectus/Proxy Statement should be read in connection with your firm's materials regarding its fees and services.

  Investment Minimums

     The following investment minimums apply for purchases of Class D shares.

          INITIAL INVESTMENT             SUBSEQUENT INVESTMENTS
          ------------------             ----------------------
           $ 2,500 per Fund                  $ 100 per Fund

     In addition, accounts with balances of $2,500 or less may be charged an annual fee of $16. This fee may be deducted in quarterly installments from your below-minimum account and paid to the Administrator.

     Your financial service firm may impose different investment minimums than the Trust. For example, if your firm maintains an omnibus account with the DRCM Fund, the firm may impose higher or lower investment minimums than the Trust when you invest in Class D shares of the Fund through your firm. Please contact your firm for information.

     Minimum Account Size

     Due to the relatively high cost to the DRCM Fund of maintaining small accounts, you are asked to maintain an account balance in the DRCM Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for the DRCM Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000.

BUYING SHARES--INSTITUTIONAL SHARES

     Investors may purchase Institutional Class shares of the DRCM Fund at the relevant net asset value ("NAV") of that class without a sales charge or other fee.

     Institutional Class shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee-benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the DRCM Fund.

     Pension and profit-sharing plans, employee-benefit trusts and employee-benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase Institutional Class shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for the DRCM Fund and will not require the DRCM Fund to pay any type of administrative payment per participant account to any third party.

     Investment Minimums. The minimum initial investment for Institutional Class shares of the DRCM Fund is $5 million, except that the minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000. At the discretion of the Adviser, the minimum initial investment may be waived for Institutional Class shares offered to clients of the Adviser, the sub-administrator, Pacific Investment Management Company or to clients of the sub-adviser to the Trust's Funds, and their affiliates, and to the benefit plans of the Adviser and its affiliates. In addition, the minimum initial investment does not apply to Institutional Class shares offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor in which each investor pays an asset-based fee at an annual rate of at least 0.50% of the assets in the account to a financial intermediary for investment-advisory and/or administrative services.

     The Trust and the Distributor may waive the minimum initial investment for other categories of investors at their discretion.

     . Initial Investment. Investors may open an account by completing and signing a Client Registration Application and mailing it to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. A Client Registration Application may be obtained by calling 1-800-927-4648.

     Except as described below, an investor may purchase Institutional Class shares only by wiring federal funds to the Transfer Agent, National Financial Data Services, 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.

     An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Adviser or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

     . Additional Investments. An investor may purchase additional Institutional Class shares at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

     . Other Purchase Information. Purchases of Institutional Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

     The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the DRCM Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

     Institutional Class shares of the DRCM Fund may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of the DRCM Fund are available for offer and sale in the investor's state of residence. Shares of the DRCM Fund may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

     Subject to the approval of the Trust, an investor may purchase shares of the DRCM Fund with liquid securities that are eligible for purchase by the DRCM Fund (consistent with the DRCM Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Adviser or the Sub-Adviser intends to retain the security in the DRCM
Fund as an investment. Assets purchased by the DRCM Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the DRCM Fund's shares, if such assets were included in the DRCM Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

     . Retirement Plans. Shares of the DRCM Fund are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee-benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the DRCM Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee-benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

BUYING SHARES--GENERAL

     The Distributor, in its sole discretion, may accept or reject any order for purchase of DRCM Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the DRCM Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

     An investor should invest in the DRCM Fund for long-term investment purposes only. The Trust and PIMCO Advisors each reserves the right to restrict purchases of DRCM Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

EXCHANGING SHARES

     Class A, B and C Shares. Except as provided below and/or in the applicable Fund's prospectus(es), you may exchange your Class A, Class B, or Class C shares of the DRCM Fund for the same class of shares of any other Fund or of another series of the Trust or PIMCO Funds: Pacific Investment Management Series. Shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently the Trust does not charge any exchange fees or charges. Exchanges are subject to the $2,500 minimum initial purchase requirements for the DRCM Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" below and "Taxation" in the Statement of Additional Information. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to PIMCO Advisors Distributors LLC, P.O. Box 9688, Providence, Rhode Island 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

     The Trust reserves the right to refuse exchange purchases if, in the judgment of the Adviser, the purchase would adversely affect a Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of "round trip" exchanges an investor may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different PIMCO Fund and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B and C shares.

     The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See "PIMCO Funds Shareholders' Guide" above.

     Class D Shares. Except as provided below or in the applicable Fund's or series' prospectus(es), you may exchange your Class D shares of any Fund for Class D shares of any other Fund or series of PIMCO Funds: Pacific Investment Management Series that offers Class D shares. Unless eligible for a waiver, shareholders who exchange shares of the Funds within 30 days of the acquisition will be subject to a Redemption Fee of up to 2.00% of the NAV of shares exchanged. See "Redemption Fees" below. Unless subject to a Redemption Fee, shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor's state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" below and "Taxation" in the Statement of Additional Information. Please contact your financial service firm to exchange your shares and for additional information about the exchange privilege.

     The Trust reserves the right to refuse exchange purchases if, in the judgment of the Adviser, the purchase or other activity would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of "round trip" exchanges an investor may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different PIMCO Fund and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so at any time. Except as otherwise permitted by Securities and Exchange Commission regulations, the Trust will give 60 days' advance notice to your financial service firm of any termination or material modification of the exchange privilege with respect to Class D shares.

     Institutional Class Shares. Except as provided below or in the applicable prospectus(es), an investor may exchange Institutional Class shares of the DRCM Fund for shares of the same class of any other Fund or other series of the Trust that offers that class based on the respective NAVs (subject to any applicable redemption fees or fund reimbursement fees) of the shares involved. An exchange may be made by following the redemption procedure described below under "Selling Shares--Institutional Class Shares--Redemptions by Mail" or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648. An investor may also exchange Institutional Class shares of the DRCM Fund for shares of the same class of a series of PIMCO Funds:
Pacific Investment Management Series, an affiliated mutual fund company composed primarily of fixed income portfolios managed by Pacific Investment Management Company, subject to any restrictions on exchanges set forth in the applicable series' prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO Funds: Pacific Investment Management Series at the same address and telephone number as the Trust.

     The Trust reserves the right to refuse exchange purchases if, in the judgment of the Adviser, the purchase would adversely affect a Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of "round trip" exchanges investors may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different Fund, and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 30 days' prior notice whenever it is reasonably able to do so.

     Limitations on Exchanges. An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor's state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" below and "Taxation" in the Statement of Additional Information.

SELLING SHARES--CLASS A, B AND C SHARES

     You can sell (redeem) Class A, Class B or Class C shares of the DRCM Fund in the following ways:

     . Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return.

     . Directly from the Trust by written request. To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust's Transfer Agent for Class A, B and C shares, PFPC, Inc., P.O. Box 9688, Providence, Rhode Island 02940-0926:

          (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

          (2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Guarantee" below;

          (3) any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and

          (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

     A signature guarantee is not required for redemptions requested and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request to the Trust if they are held in broker "street name" accounts--you must redeem through your broker.

     If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records, or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Guarantee" below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

     The Guide describes a number of additional ways you can redeem Class A, B or C shares, including:

     .    Telephone requests to the Transfer Agent

     .    PIMCO Funds Automated Telephone System (ATS)

     .    Expedited wire transfers

     .    Automatic Withdrawal Plan

     .    PIMCO Funds Fund Link

     Unless you specifically elect otherwise, your initial account application permits you to redeem Class A, B or C shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

     Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your Class A, B or C shares. However, if you sell your shares, through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

  Timing of Redemption Payments

     Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Certificated Shares

     If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly-endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "Signature Guarantee" below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee

     When a signature guarantee is called for, a "medallion" signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents' Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented Prospectus.

SELLING SHARES--CLASS D SHARES

     You can sell (redeem) Class D shares through your financial service firm on any day the New York Stock Exchange is open. Unless eligible for a waiver, shareholders who exchange shares of the Funds within 30 days of the acquisition will be subject to a Redemption Fee of up to 2.00% of the NAV of the shares exchanged. See "Redemption Fees" below. You do not pay any fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may contact the Distributor at 1-888-87-PIMCO for information regarding how to sell your shares directly to the Trust.

     Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust's transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

     Redemption Fee. Investors in Class D shares of the Funds will be subject to a "Redemption Fee" on redemptions and exchanges of up to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or "FIFO," method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

     Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund's Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

     The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by "market timers" and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser's estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor's redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of "bid/asked" spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

     Waiver of Redemption Fees. Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial service firms that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time.

SELLING SHARES--INSTITUTIONAL CLASS SHARES

     Redemption Fees. Investors in Institutional Class shares of the Funds will be subject to a "Redemption Fee" on redemptions and exchanges of up to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or "FIFO," method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

     Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund's Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

     The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by "market timers" and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser's estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor's redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of "bid/asked" spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

     Waiver of Redemption Fees. Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time.

     Redemptions by Mail. An investor may redeem (sell) Institutional Class shares of the DRCM Fund by submitting a written request to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

     Redemptions by Telephone or Other Wire Communication. An investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-949-725-6830, by sending an e-mail to shareholder.services@pimco.com or by other means of wire communication. Investors should state the Fund and the class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

     In electing a telephone redemption, the investor authorizes Pacific Investment Management Company and the Transfer Agent for Institutional Class shares to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management Company or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described herein. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Pacific Investment Management Company or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Other Redemption Information."

     Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

     Defined contribution plan participants may request redemptions of Institutional Class shares by contacting the employee-benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

     Other Redemption Information. Subject to any applicable Redemption Fees, redemption requests for Institutional Class shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.

     Unless eligible for a waiver, shareholders who redeem their shares within 30 days of acquisition will pay a Redemption Fee of up to 2.00% of the NAV of the shares redeemed. See "Redemption Fees" above.

     Redemption proceeds will ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

     For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that is required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

     Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

SELLING SHARES--GENERAL

     The Trust agrees to redeem shares of the DRCM Fund solely in cash up to the lesser of $250,000 or 1% of the DRCM Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the DRCM Fund in lieu of cash. It is unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

     Redemptions of shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the DRCM Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

                               FUND DISTRIBUTIONS

     The DRCM Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on DRCM Fund shares the day after the Trust receives your purchase payment. Dividends paid with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class A, Class B, Class C and Class D shares are expected to be lower than the dividends on Institutional Class shares as a result of the service and/or distribution fees applicable to those classes. The DRCM Fund intends to declare and distribute income dividends to shareholders of record at least annually. In addition, the DRCM Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

     Class A, B and C Shares. Dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. Class A, B and C shareholders can choose from the following distribution options:

     . Reinvest all distributions in additional shares of the same class of the DRCM Fund at NAV. This will be done unless you elect another option.

     . Invest all distributions in shares of the same class of any other series of the Trust or PIMCO Funds: Pacific Investment Management Series which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

     . Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

          You do not pay any sales charges on shares you receive through reinvestment of Fund distributions.

     For further information on distribution options relating to Class A, B and C shares, please contact your broker or call the Distributor at 1-800-426-0107.

     Class D Shares. Class D shareholders can choose from the following distribution options:

     . Reinvest all distributions in additional Class D shares of your Fund at NAV. This will be done unless you elect another option.

     . Invest all distributions in Class D shares of any other Fund or another series of the Trust or PIMCO Funds: Pacific Investment Management Series which offers Class D shares at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. This option must be elected when your account is set up.

     . Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). This option must be elected when your account is set up.

     Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

     You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions. If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

     For further information on distribution options for Class D shares, please contact your financial service firm or call the Distributor at 1-888-87-PIMCO.

     Institutional Class Shares. The DRCM Fund's dividend and capital-gain distributions with respect to Institutional Class shares will automatically be reinvested in additional shares of the same class at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

     Shareholders do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions. For further information on distribution options relating to Institutional Class shares, please contact the Trust at 1-800-927-4648.

     The information provided above with respect to the DRCM Fund also applies to the PPA Fund.

TAX CONSEQUENCES

     Taxes on Distributions. If you are subject to U.S. federal income tax, you will be subject to tax on DRCM Fund distributions whether you received them in cash or reinvested them in additional shares of the DRCM Fund. For federal income tax purposes, distributions will be taxable to you as either ordinary income or capital gains.

     DRCM Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on DRCM Fund distributions of gains are determined by how long the DRCM Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that the DRCM Fund owned for more than 12 months will generally be taxable to you as capital gains. Distributions of gains from investments that the DRCM Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable to you as ordinary income.

     Distributions are taxable to you even if they are paid from income or gains earned by the DRCM Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

     The DRCM Fund utilizes a number of tax-efficient management techniques designed to minimize taxable distributions. For instances, the DRCM Fund generally seeks to minimize taxable gains and, when realizing gains, attempts to realize gains that will be taxed as capital gains (i.e., as gains on investments owned for more than 12 months) when distributed to shareholders. Although the DRCM Fund attempts to minimize taxable distributions, it may be expected to earn and distribute taxable income and realize and distribute capital gains from time to time.

     Taxes When You Sell (Redeem) or Exchange Your Shares. Any gain resulting from the sale of DRCM Fund shares will be subject to federal income tax.
When you exchange shares of the DRCM Fund for shares of another series, the transaction will be treated as a sale of DRCM Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

     A Note on Foreign Investments. The DRCM Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the DRCM Fund's yield on those securities would be decreased. In addition, the DRCM

Fund's investments in foreign securities or foreign currencies may increase or accelerate the DRCM Fund's recognition of ordinary income and may affect the timing or amount of the DRCM Fund's distributions.

     Recent Tax Legislation. As you may be aware, President Bush recently signed the Job and Growth Tax Relief Reconciliation Act of 2003 (the Act). Among other provisions, the Act temporarily reduces the long-term capital gain rates applicable to individuals and lowers the tax rate on some dividends. For taxable years beginning on or before December 31, 2008:

     . the long-term capital gain rate applicable to most shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets); and

     . provided holding period and other requirements are met, the Funds may designate distributions of investment income as derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income." Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided these same holding period and other requirements are met by the shareholder.

Distributions of investment income derived from the Funds' debt securities cannot be designated as qualified dividend income and will not qualify for the reduced rates.

     Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter. As described in the Statement of Additional Information under the section captioned "Taxation," the Funds are required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number.

     This section relates only to federal income tax consequences of investing in the DRCM Fund; the consequences under other tax laws may differ. You should consult your tax adviser as to the possible application of foreign, state and local income-tax laws to DRCM Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the DRCM Fund.

     The tax consequences described above with respect to the DRCM Fund also apply to the PPA Fund.

                                                                      APPENDIX C

             ADDITIONAL PERFORMANCE INFORMATION ABOUT THE DRCM FUND

                             As of December 31, 2002

PIMCO RCM Tax-Managed Growth Fund

Total net assets: $ 7.2 million

Number of securities in the portfolio:  42

PERFORMANCE/1/

Average Annual Total Return (for periods ended 12/31/02)

                                                                                                                      CLASS
                                                                                                                    INCEPTION
                                                                6 MONTH     1 YEAR     3 YEAR    5 YEAR  10 YEAR    (12/30/98)
  ------------------------------------------------------------------------------------------------------------------------------
  PIMCO RCM Tax-Managed Growth Fund Institutional Class          -6.77%    -18.43%     -16.24%     --      --        -2.71%
  ------------------------------------------------------------------------------------------------------------------------------
  Institutional Shares after taxes on distribution                 N/A     -18.43%     -16.24%     --      --        -2.87%
  ------------------------------------------------------------------------------------------------------------------------------
  Institutional Shares after taxes on distributions & sale of
  fund shares                                                      N/A     -11.31%     -12.49%     --      --        -2.20%
  ------------------------------------------------------------------------------------------------------------------------------
  Class A                                                        -6.99%    -18.71%     -16.39%     --      --        -2.87%
  ------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        -7.43%    -19.33%     -17.03%     --      --        -3.60%
  ------------------------------------------------------------------------------------------------------------------------------
  Class C (adjusted)                                             -8.36%    -20.14%     -17.03%     --      --        -3.60%
  ------------------------------------------------------------------------------------------------------------------------------
  Class D                                                        -7.01%    -18.76%     -16.35%     --      --        -2.88%
  ------------------------------------------------------------------------------------------------------------------------------
  S&P 500 Index                                                 -10.30%    -22.10%     -14.55%     --      --           --
  ------------------------------------------------------------------------------------------------------------------------------
  Lipper Large-Cap Growth Funds Average                         -11.72%    -23.63%     -22.67%     --      --           --
  ------------------------------------------------------------------------------------------------------------------------------

  Change in Value  $5,000,000 invested at the Fund's inception

  Months        RCM Tax-Managed Growth Fund            S&P 500 Index
==========      ===========================            =============
12/31/1998                        5,000,000                5,000,000
 1/31/1999                        5,395,000                5,209,100
 2/28/1999                        5,254,730                5,047,201
 3/31/1999                        5,804,900                5,249,140
 4/30/1999                        5,749,754                5,452,439
 5/31/1999                        5,564,612                5,323,707
 6/30/1999                        6,064,314                5,619,173
 7/31/1999                        5,889,055                5,443,742
 8/31/1999                        5,929,101                5,416,627
 9/30/1999                        5,774,351                5,268,321
10/31/1999                        6,119,080                5,601,701
11/30/1999                        6,533,953                5,715,583
12/31/1999                        7,620,550                6,052,231
 1/31/2000                        7,447,563                5,748,271
 2/29/2000                        7,732,060                5,639,354
 3/31/2000                        8,286,449                6,191,052
 4/30/2000                        7,686,510                6,004,763
 5/31/2000                        7,351,378                5,881,546
 6/30/2000                        7,910,818                6,026,526
 7/31/2000                        7,707,510                5,932,271
 8/31/2000                        8,287,115                6,300,724
 9/30/2000                        7,905,908                5,968,109
10/31/2000                        7,814,199                5,942,864
11/30/2000                        6,914,003                5,474,351
12/31/2000                        7,005,268                5,501,098
 1/31/2001                        7,040,995                5,696,277
 2/28/2001                        6,288,313                5,176,891
 3/31/2001                        5,724,251                4,848,935
 4/30/2001                        6,262,903                5,225,745
 5/31/2001                        6,237,225                5,260,758
 6/30/2001                        6,003,329                5,132,711
 7/31/2001                        5,769,199                5,082,184
 8/31/2001                        5,362,471                4,764,040
 9/30/2001                        5,016,592                4,379,361
10/31/2001                        5,112,910                4,462,876
11/30/2001                        5,509,161                4,805,223
12/31/2001                        5,488,777                4,847,316
 1/31/2002                        5,356,497                4,776,594
 2/28/2002                        5,346,320                4,684,478
 3/31/2002                        5,437,742                4,860,686
 4/30/2002                        5,082,114                4,565,982
 5/31/2002                        5,061,785                4,532,331
 6/30/2002                        4,802,597                4,209,448
 7/31/2002                        4,624,723                3,881,431
 8/31/2002                        4,650,134                3,907,048
 9/30/2002                        4,284,222                3,482,426
10/31/2002                        4,589,149                3,788,946
11/30/2002                        4,645,052                4,011,740
12/31/2002                        4,477,342                3,776,058

--------
/1/ Past performance is no guarantee of future results. The returns include the effect of applicable sales charges and assumes all dividend and capital gain distributions were reinvested. The DRCM Fund's Class A, B, C and D shares commenced operations after the inception date shown. These returns represent the performance of the DRCM Fund's Class A, B, C and D shares, respectively, and, for periods prior to the inception date of such class, the performance of the DRCM Fund's Institutional Class shares, adjusted as necessary to reflect Class A, B, C and D share current sales charges, and different operating expenses. Class A, B and C shares were first offered in February 2002. Class D shares were first offered in February 1999.

     Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph assumes the investment of $5,000,000 on 12/30/98, the DRCM Fund's inception date, compared to the S&P 500 Index, an unmanaged market index. The information depicted in the Change in Value graph relates only to the DRCM Fund's Institutional Class shares. Class A, B, C and D performance would be lower than Institutional Class performance, as discussed above in Appendix B. For Class A, B, C and D shares only, the graph and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PORTFOLIO COMPOSITION  (as of 12/31/02)*

          TOP TEN HOLDINGS                               % of Total Investments
                                                         ----------------------
          Microsoft Corp.                                        4.8%
          SYSCO Corp.                                            3.9%
          Pharmacia Corp.                                        3.8%
          Walgreen Co.                                           3.7%
          Colgate-Palmolive Co.                                  3.6%
          Wyeth                                                  3.4%
          BP PLC SP - ADR                                        3.3%
          Teva Pharmaceutical Industries Ltd. SP - ADR           3.2%
          Federated Investors, Inc.                              3.2%
          Anheuser-Busch Cos., Inc.                              3.2%
                                                                ----
          Top Ten Total                                         36.1%

          TOP 5 RELATED INDUSTRIES                       % of Total Investments
                                                         ----------------------
          Healthcare                                            23.4%
          Consumer Staples                                      17.4%
          Financial & Business Services                         16.8%
          Technology                                            10.1%
          Energy                                                 8.1%

          PORTFOLIO COMPOSITION                          % of Total Investments
                                                         ----------------------
          Common Stock                                          89.5%
          Cash Equivalents                                      10.5%

PORTFOLIO INSIGHTS**

The third quarter of 2002 was similar to the first and second quarters, with corporate misconduct, weakening economic statistics and the growing threat of war holding stock process down. But, stocks picked up dramatically in the fourth quarter. The rally was sparked by better-than-expected earnings reports from lower-tier technology and telecommunication companies, but it spread to other sectors as well. Unfortunately, follow-up economic news was not strong, and stocks prices retreated in mid-December. PIMCO RCM Tax-Managed Growth Fund Institutional Class shares rose 4.51% during this short-lived rally. The increase was not enough to overcome earlier losses, however, leaving the Fund to finish the six-month period down -6.77%. This return was significantly better than the Fund's benchmark (S&P 500 Index -10.30%) and an average of funds with a similar objective (Lipper Large-Cap Growth Funds Average -11.72). In addition, the Fund had no distributions in 2002.

As we mentioned in our June 30, 2002 report, we anticipated continued economic weakness for the third quarter. As a result, we postured the Fund defensively, focusing on investing in high quality companies that we believed could grow through this difficult and volatile economic environment. Therefore, the Fund was overweighted in sectors relatively immune to the economy, including healthcare and consumer staples. This defensive posture benefited the Fund's relative performance from July to mid-October. Two Fund holdings that made strong contributions during this period were Pharmacia, a large-cap pharmaceutical company, and Sysco Corporation, a food distributor.

In a complete reversal, the Fund's cautious stance hurt performance in the fourth quarter. As we said, the fourth quarter rally was led by lower-priced, lower-quality stocks, primarily in the technology and telecommunications sectors. The Fund was relatively underweight in these sectors because they did not meet our fundamental parameters. In addition, the Fund's performance was held back by select stocks, including Federated Investors, a financial services firm. Federated lowered its earnings estimates during this period, driving down the stock price. We believe the company is still in a strong, competitive position, however, and continue to hold it in the Fund.

-------------
* Portfolio holdings are subject to change and may have changed significantly since December 31, 2002.
** Portfolio Insights represents the opinions of the Fund's portfolio managers as of December 31, 2002, which may have changed since such date, and are subject to further change.

While there has been some good news to embrace, we still do not see any clear signs of sustained economic recovery. The U.S. consumer is discouraged and overextended. U.S. corporations are posting waning profits and making few new expenditures. We believe fiscal and monetary policy may help, but too many details still need to be worked out. For all of these reasons, we will maintain the Fund's defensive posture, underweighting cyclical sectors and overweighing more stable growth sectors.

                                                                      APPENDIX D

                       ADDITIONAL PERFORMANCE INFORMATION
                               ABOUT THE PPA FUND

     The following shows summary performance information for the PPA Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class D shares. Although Institutional Class and Class A, B and C shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class D performance would be higher than Class A, B and C performance because of the lower expenses and/or no sales charges paid by Class D shares and lower than Institutional Class performance because of the lower expenses and/or no sales charges paid by Institutional Class shares. For periods prior to the inception date of the Institutional Class shares, performance information shown in the Average Annual Returns table for that class is based on the performance of the Fund's Class D shares. The prior Class D performance has been adjusted to reflect that there are lower administrative fees and other expenses paid by Institutional Class shares (including no distribution and/or service (12b-1) fees paid by Institutional Class shares). Performance for Class A, B and C shares depicted in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily and indication of how the Fund will perform in the future.

CALENDAR YEAR TOTAL RETURNS--CLASS D

                                            More Recent Return Information

                   [GRAPH]                  1/1/03-3/31/03     -2.62%

      1999                 -17.19%          Highest and Quarter Returns
      2000                  -9.64%          (for shown in the bar chart)
      2001                 -12.74%
      2002                 -21.65%          Highest (10/1/99-12/31/99)  14.90%

                                            Lowest (7/1/02-9/30/02)    -16.57%

Calendar Year End (Through 12/31)

Average Annual Total Return (for periods ended 12/31/02)

                                                                           FUND
                                                                         INCEPTION
                                                           1 YEAR       (7/10/98)/(4)/
    -----------------------------------------------------------------------------------
    Class D--Before Taxes/(1)/                           -21.65%           -5.88%
    -----------------------------------------------------------------------------------
    Class D--After Taxes on Distributions/(1)/           -21.65%           -5.88%
    -----------------------------------------------------------------------------------
    Class D--After Taxes on Distributions & Sale of      -13.29%           -4.60%
    Fund Shares
    -----------------------------------------------------------------------------------
    Class A                                              -26.03%           -7.03%
    -----------------------------------------------------------------------------------
    Class B                                              -26.12%           -6.98%
    -----------------------------------------------------------------------------------
    Class C                                              -23.01%           -6.56%
    -----------------------------------------------------------------------------------
    Institutional Class                                  -21.33%           -5.43%
    -----------------------------------------------------------------------------------
    S&P 500 Index/(2)/                                   -22.10%              --
    -----------------------------------------------------------------------------------
    Lipper Large-Cap Core Funds Average/(3)/             -23.76%              --
    -----------------------------------------------------------------------------------

     /(1)/ After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares though tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
     /(2)/ The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
     /(3)/ The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid- Cap 400 Index. It does not take into account sales charges.
     /(4)/ The Fund began operations on 7/10/98. Index comparisons begin on 6/30/98.

                                                                      APPENDIX E

                              FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the financial performance of each class of shares offered by the Funds for the five years ended December 31, 2002 or, if the class is less than five years old, since the class of shares was first offered through December 31, 2002. Certain information reflects financial results for a single Fund share. The financial information shown below for the DRCM Fund for periods prior to February 2, 2002 is that of the corresponding series of Dresdner RCM Global Funds, Inc., which was reorganized into the DRCM Fund on February 1, 2002. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. Information for the periods ended June 30, 2002 has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants, whose reports, along with the Fund's financial statements, are included in the Annual Reports. The Annual Reports are incorporated by reference in the Statement of Additional Information and are available free of charge as discussed on page ii of the Prospectus/Proxy Statement. Information for the period ended December 31, 2002 is unaudited.

   Tables depicting Financial Highlights can be found on the following pages.

                                                                Net Realized/                                       Distributions
                                Net Asset Value                 Unrealized Gain   Total Income     Dividends from   fron Net
Selected Per Share for          Beginning of     Net Investment (Loss) on         from Investment  Net Investment   Realized Capital
the Year of Period Ended:       Period           Income (Loss)  Investments       Operations       Income           Gains
                                ---------------  -------------- ---------------   ---------------  --------------   ----------------
PPA Tax-Efficient Equity Fund
  Class A
    12/31/2002+                 $          8.47  $     0.02 (a) $     (0.86)(a)   $        (0.84)  $         0.00   $           0.00
    06/30/2002                            10.34        0.02 (a)       (1.89)(a)            (1.87)            0.00               0.00
    06/30/2001                            12.24        0.00 (a)       (1.90)(a)            (1.90)            0.00               0.00
    06/30/2000                            11.59        0.00 (a)        0.65 (a)             0.65             0.00               0.00
    07/10/1998-06/30/1999                 10.00        0.03 (a)        1.56 (a)             1.59             0.00               0.00
  Class B
    12/31/2002+                            8.22       (0.01)(a)       (0.83)(a)            (0.84)            0.00               0.00
    06/30/2002                            10.11       (0.05)(a)       (1.84)(a)            (1.89)            0.00               0.00
    06/30/2001                            12.06       (0.08)(a)       (1.87)(a)            (1.95)            0.00               0.00
    06/30/2000                            11.51       (0.09)(a)        0.64 (a)             0.55             0.00               0.00
    07/10/1998-06/30/1999                 10.00       (0.05)(a)        1.56 (a)             1.51             0.00               0.00
  Class C
    12/31/2002+                            8.22       (0.01)(a)       (0.83)(a)            (0.84)            0.00               0.00
    06/30/2002                            10.11       (0.05)(a)       (1.84)(a)            (1.89)            0.00               0.00
    06/30/2001                            12.06       (0.08)(a)       (1.87)(a)            (1.95)            0.00               0.00
    06/30/2000                            11.51       (0.09)(a)        0.64 (a)             0.55             0.00               0.00
    07/10/1998-06/30/1999                 10.00       (0.05)(a)        1.56 (a)             1.51             0.00               0.00
  Class D
    12/31/2002+                 $          8.45  $     0.02 (a) $     (0.85)(a)   $        (0.83)  $         0.00   $           0.00
    06/30/2002                            10.32        0.02 (a)       (1.89)(a)            (1.87)            0.00               0.00
    06/30/2001                            12.22        0.00 (a)       (1.90)(a)            (1.90)            0.00               0.00
    06/30/2000                            11.59        0.02 (a)        0.61 (a)             0.63             0.00               0.00
    07/10/1998-06/30/1999                 10.00        0.03 (a)        1.56 (a)             1.59             0.00               0.00
  Institutional Class
    12/31/2002+                 $          8.58  $     0.04 (a) $     (0.86)(a)   $        (0.82)  $        (0.01)  $           0.00
    06/30/2002                            10.44        0.06 (a)       (1.92)(a)            (1.86)            0.00               0.00
    06/30/2001                            12.31        0.05 (a)       (1.92)(a)            (1.87)            0.00               0.00
    07/02/1999-06/30/2000                 11.79        0.05 (a)        0.47 (a)             0.52             0.00               0.00

+   Unaudited
*   Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding trustees' expense is 1.10%.
(c) Ratio of expenses to average net assets excluding trustees' expense is 1.85%.
(d) Ratio of expenses to average net assets excluding interest expense is 1.10%.
(e) Ratio of expenses to average net assets excluding trustees' expense is 1.95%.
(f) Ratio of expenses to average net assets excluding interest expense is 1.85%.
(g) Ratio of expenses to average net assets excluding trustees' and interest expense is 1.10%.
(h) Ratio of expenses to average net assets excluding trustees' expense is 0.70%.




















                                                                  Fund
                                Tax Basis                         Reimbursement    Net Asset
Selected Per Share for          Return of        Total            Fee added to     Value End                        Net Assets End
the Year of Period Ended:       Capital          Distributions    Paid-in-Capital  of Period        Total Return    of Period (000s)
                               ---------------  ----------------  ---------------  ---------------  -------------   ---------------
PPA Tax-Efficient Equity Fund
  Class A
    12/31/2002+                $          0.00  $         0.00    $         0.00   $      7.63            (9.88)%   $      5,659
    06/30/2002                            0.00            0.00              0.00          8.47           (18.08)           5,361
    06/30/2001                            0.00            0.00              0.00         10.34           (15.52)           6,896
    06/30/2000                            0.00            0.00              0.00         12.24             5.61            9,226
    07/10/1998-06/30/1999                 0.00            0.00              0.00         11.59            15.90            6,579
  Class B
    12/31/2002+                           0.00            0.00              0.00          7.38           (10.22)           4,897
    06/30/2002                            0.00            0.00              0.00          8.22           (18.69)           6,026
    06/30/2001                            0.00            0.00              0.00         10.11           (16.17)           9,600
    06/30/2000                            0.00            0.00              0.00         12.06             4.78           10,794
    07/10/1998-06/30/1999                 0.00            0.00              0.00         11.51            15.10            6,370
  Class C
    12/31/2002+                           0.00            0.00              0.00          7.38           (10.22)          11,585
    06/30/2002                            0.00            0.00              0.00          8.22           (18.69)          10,090
    06/30/2001                            0.00            0.00              0.00         10.11           (16.17)          13,559
    06/30/2000                            0.00            0.00              0.00         12.06             4.78           15,651
    07/10/1998-06/30/1999                 0.00            0.00              0.00         11.51            15.10           10,742
  Class D
    12/31/2002+                $          0.00  $         0.00    $         0.00   $      7.62            (9.78)%   $         71
    06/30/2002                            0.00            0.00              0.00          8.45           (18.12)              65
    06/30/2001                            0.00            0.00              0.00         10.32           (15.55)              79
    06/30/2000                            0.00            0.00              0.00         12.22             5.44               11
    07/10/1998-06/30/1999                 0.00            0.00              0.00         11.59            15.90              869
  Institutional Class
    12/31/2002+                $          0.00  $        (0.01)   $         0.00   $      7.75            (9.59)%   $        421
    06/30/2002                            0.00            0.00              0.00          8.58           (17.82)             466
    06/30/2001                            0.00            0.00              0.00         10.44           (15.19)             567
    07/02/1999-06/30/2000                 0.00            0.00              0.00         12.31             4.41            1,172













































                                                 Ratio of Net
                                Ratio of         Investment
                                Expenses to      Income(loss)
Selected Per Share for          Average Net      to Average       Portfolio
the Year of Period Ended:       Assets           Net Assets       Turnover Rate
                               --------------    ---------------  -----------------
PPA Tax-Efficient Equity Fund
  Class A
    12/31/2002+                     1.11%(d)*          0.54 %*               20%
    06/30/2002                      1.11 (b)           0.23                  19
    06/30/2001                      1.10               0.04                  41
    06/30/2000                      1.11 (b)           0.02                  32
    07/10/1998-06/30/1999           1.11 (b)*          0.25*                 13
  Class B
    12/31/2002+                     1.86 (f)*         (0.22)*                20
    06/30/2002                      1.86 (c)          (0.52)*                19
    06/30/2001                      1.85              (0.71)                 41
    06/30/2000                      1.86 (c)          (0.74)                 32
    07/10/1998-06/30/1999           1.85*             (0.50)*                13
  Class C
    12/31/2002+                     1.86 (f)*         (0.20)*                20
    06/30/2002                      1.86 (c)          (0.52)                 19
    06/30/2001                      1.85              (0.71)                 41
    06/30/2000                      1.86 (c)          (0.73)                 32
    07/10/1998-06/30/1999           1.84*             (0.52)*                13
  Class D
    12/31/2002+                     1.11%(d)*          0.54%*                20%
    06/30/2002                      1.11 (g)           0.24                  19
    06/30/2001                      1.10               0.02                  41
    06/30/2000                      1.11 (b)           0.16                  32
    07/10/1998-06/30/1999           1.11 (b)           0.30*                 13
  Institutional Class
    12/31/2002+                     0.71%(h)*          0.94%*                20%
    06/30/2002                      0.71 (h)           0.63                  19
    06/30/2001                      0.70               0.43                  41
    07/02/1999-06/30/2000           0.71 (h)*          0.42*                 32

                                                                Net Realized/                                       Distributions
                                Net Asset Value                 Unrealized Gain   Total Income     Dividends from   fron Net
Selected Per Share for          Beginning of     Net Investment (Loss) on         from Investment  Net Investment   Realized Capital
the Year of Period Ended:       Period           Income (Loss)  Investments       Operations       Income           Gains
                                ---------------  -------------- ---------------   ---------------  --------------   ----------------
RCM Tax-Managed Growth Fund
  Class A
    12/31/2002+                 $          9.44  $    (0.01)(a) $     (0.65)(a)   $        (0.66)  $         0.00   $          0.00
    02/05/2002-06/30/2002                 10.36       (0.01)(a)       (0.91)(a)            (0.92)            0.00              0.00
  Class B
    12/31/2002+                            9.42       (0.03)(a)       (0.67)(a)            (0.70)            0.00              0.00
    02/05/2002-06/30/2002                 10.36       (0.04)(a)       (0.90)(a)            (0.94)            0.00              0.00
  Class C
    12/31/2002+                            9.42       (0.03)(a)       (0.67)(a)            (0.70)            0.00              0.00
    02/05/2002-06/30/2002                 10.36       (0.04)(a)       (0.90)(a)            (0.94)            0.00              0.00
  Class D
    12/31/2002+                 $          9.41  $    (0.01)(a) $     (0.65)(a)   $        (0.66)  $         0.00   $          0.00
    06/30/2002                            11.78       (0.04)(a)       (2.33)(a)            (2.37)            0.00              0.00
    01/01/2001-06/30/2001                 13.75       (0.04)(a)       (2.17)(a)            (2.21)            0.00              0.00
    12/31/2000                            14.95       (0.11)(a)       (1.09)(a)            (1.20)            0.00              0.00
    02/12/1999-12/31/1999                 10.34       (0.29)(a)        5.13 (a)             4.84             0.00             (0.23)
  Institutional Class
    12/31/2002+                 $          9.45  $     0.01 (a) $     (0.65)(a)   $        (0.64)  $         0.00   $          0.00
    06/30/2002                            11.81       (0.01)(a)       (2.35)(a)            (2.36)            0.00              0.00
    01/01/2001-06/30/2001                 13.78       (0.02)(a)       (2.13)(a)            (2.15)            0.00              0.00
    12/31/2000                            14.99       (0.09)(a)       (1.12)(a)            (1.21)            0.00              0.00
    12/31/1999                            10.00       (0.06)(a)        5.28 (a)             5.22             0.00             (0.23)
    12/30/1998-12/31/1998                 10.00        0.00 (a)        0.00 (a)             0.00             0.00              0.00

+   Unaudited
*   Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding trustees' expense is 1.35%.
(c) Ratio of expenses to average net assets excluding trustees' expense is 2.10%.
(d) Ratio of expenses to average net assets excluding trustees' expense is 0.90%.





































                                                 Fund
                                                 Reimbursement    Net Asset
Selected Per Share for          Total            Fee added to     Value End                         Net Assets End
the Year of Period Ended:       Distributions    Paid-in-Capital  of Period        Total Return     of Period (000s)
                               ---------------  ----------------  -------------    ---------------  -----------------
RCM Tax-Managed Growth Fund
  Class A
    12/31/2002+                 $          0.00  $         0.00           8.78           (6.99)%    $       550
    02/05/2002-06/30/2002                  0.00            0.00           9.44           (8.88)             262
  Class B
    12/31/2002+                            0.00            0.00           8.72           (7.43)             700
    02/05/2002-06/30/2002                  0.00            0.00           9.42           (9.07)              14
  Class C
    12/31/2002+                            0.00            0.00           8.72           (7.43)             383
    02/05/2002-06/30/2002                  0.00            0.00           9.42           (9.07)               9
  Class D
    12/31/2002+                 $          0.00  $         0.00  $        8.75  $        (7.01)%    $     3,317
    06/30/2002                             0.00            0.00           9.71          (20.12)           3,860
    01/01/2001-06/30/2001                  0.00            0.24          11.78          (14.26)           5,889
    12/31/2000                             0.00            0.00          13.75           (8.09)           6,052
    02/12/1999-12/31/1999                 (0.23)           0.00          14.95           47.07              759
  Institutional Class
    12/31/2002+                 $          0.00  $         0.00  $        8.81           (6.77)%    $     2,261
    06/30/2002                             0.00            0.00           9.45          (19.98)           2,825
    01/01/2001-06/30/2001                  0.00            0.18          11.81          (14.30)           4,298
    12/31/2000                             0.00            0.00          13.78           (8.07)          25,774
    12/31/1999                            (0.23)           0.00          14.99           52.44            1,499
    12/30/1998-12/31/1998                  0.00            0.00          10.00            0.00            1,000














































                                Ratio of        Ratio of
                                Expenses to     Expenses to                        Ratio of Net
                                Average Net     Average Net       Ratio of         Investment
                                Assets with     Assets without    Expenses to      Income(loss)
Selected Per Share for          Waiver and      Waiver and        Average Net      to Average       Portfolio
the Year of Period Ended:       Reimbursement   Reimbursement     Assets           Net Assets       Turnover Rate
                               ---------------  ----------------  -------------    ---------------  -----------------
RCM Tax-Managed Growth Fund
  Class A
    12/31/2002+                       0.00           0.00            1.36%(b)*         (0.14)%*               60%
    02/05/2002-06/30/2002             0.00           0.00            1.35*             (0.31)*                68
  Class B
    12/31/2002+                       0.00           0.00            2.11 (c)*         (0.67)*                60
    02/05/2002-06/30/2002             0.00           0.00            2.10*             (0.92)*                68
  Class C
    12/31/2002+                       0.00           0.00            2.09 (c)*         (0.75)*                60
    02/05/2002-06/30/2002             0.00           0.00            2.10*             (0.92)*                68
  Class D
    12/31/2002+                       1.36%(b)*      1.36%(b)*         --              (0.17)%*               60%
    06/30/2002                        1.46           2.58              --              (0.42)                 68
    01/01/2001-06/30/2001             1.50*          2.98*             --              (0.67)*                40
    12/31/2000                        1.50           3.03              --              (0.75)                 85
    02/12/1999-12/31/1999             1.50*         35.08*             --              (2.66)*                43
  Institutional Class
    12/31/2002+                       0.91%(d)*      0.91%(d)*         --               0.25 %*               60%
    06/30/2002                        1.14           2.47              --              (0.10)                 68
    01/01/2001-06/30/2001             1.25*          2.06*             --              (0.31)*                40
    12/31/2000                        1.25           1.58              --              (0.58)                 85
    12/31/1999                        1.25          14.36              --              (0.47)                 43
    12/30/1998-12/31/1998             0.00           0.00              --               0.00                   0

                        PIMCO FUNDS: MULTI-MANAGER SERIES

                        PIMCO RCM TAX-MANAGED GROWTH FUND

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                  July __, 2003

         This Statement of Additional Information (the "SAI") relates to the proposed Merger (the "Merger") of PIMCO PPA Tax-Efficient Equity Fund
(the "PPA Fund") into PIMCO RCM Tax-Managed Growth Fund (the "DRCM Fund" and, together, the "Funds"). Both funds are series of PIMCO Funds: Multi-Manager Series (the "Trust").

         This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated July __, 2003 (the "Prospectus/Proxy Statement") of the DRCM Fund which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger is to be effected through the combination of the PPA Fund and the DRCM Fund in a transaction in which the DRCM Fund will be the surviving Fund. As a result of the proposed transaction, the PPA Fund will cease to be a separate series of the Trust and will terminate and PPA Fund shareholders will receive in exchange for their PPA Fund shares a number of DRCM Fund shares of the same class, equal in value at the date of the Merger to the aggregate value of their PPA Fund shares.

         This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to PIMCO Funds: Multi-Manager Series at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, or by calling 1-800-524-7107.

                                Table of Contents

I.       Additional Information about the DRCM Fund and the PPA Fund................................2
II.      Financial Statements.......................................................................2
         A.  Incorporation by Reference.............................................................2
         B.  Unaudited Pro Forma Combined Financial Statements......................................2

I.       Additional Information about the DRCM Fund and the PPA Fund.

         This SAI is accompanied by the Statement of Additional Information of the Trust dated April 1, 2003 (the "Trust SAI"), which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Trust SAI contains additional information about the DRCM Fund and the PPA Fund.

II.      Financial Statements.

         A. Incorporation by Reference: This SAI is accompanied by (i) the Annual Reports for Class A, Class B and Class C shares of the Funds for the year ended June 30, 2002; (ii) the Annual Reports for Class D shares of the Funds for the year ended June 30, 2002 and (iii) the Annual Reports for Institutional and Administrative Class shares of the Funds for the year ended June 30, 2002 (together, the "Annual Reports"). The Annual Reports contain historical financial information regarding both the PPA Fund and the DRCM Fund. The Annual Reports, including the reports of PricewaterhouseCoopers LLP contained therein, have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

         This SAI is also accompanied by (i) the Semi-Annual Reports for Class A, Class B and Class C shares of the Funds for the period ended December 31, 2002; (ii) the Semi-Annual Reports for Class D shares of the Funds for the period ended December 31, 2002; and (iii) the Semi-Annual Reports for Institutional and Administrative class shares of the Funds for the period ended December 31, 2002 (together, the "Semi-Annual Reports"). The Semi-Annual Reports contain unaudited historical information regarding both the PPA Fund and the DRCM Fund. The Semi-Annual Reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

         B. Unaudited Pro Forma Combined Financial Statements: Unaudited pro forma combined financial statements for the Funds, relating to the Merger of the Funds, including notes to such pro forma financial statements, are set forth below. The following pro forma combined financial statements should be read in conjunction with the separate financial statements of the Funds contained within the Annual Reports and Semi-Annual Reports referred to in the preceding section.

December 31, 2002

PRO FORMA COMBINED STATEMENTS OF ASSETS AND LIABILITIES (unaudited)

All numbers are in thousands (except per share amounts)

                                                                                                                   RCM Tax-Managed
                                                                  RCM Tax-      PPA Tax-Efficient     Pro Forma   Growth Pro Forma
                                                               Managed Growth         Equity         Adjustments      Combined
Assets:
                                                               -------------------------------------------------------------------
  Investments, at value                                        $        7,192   $          23,377              -            30,569
  Cash, receivable and other assets                                       155                 131              -               286
                                                               -------------------------------------------------------------------
          Total Assets                                                  7,347              23,508                           30,855
                                                               -------------------------------------------------------------------

Liabilities:
  Total liabilities                                                       136                 243            632             1,011
                                                               -------------------------------------------------------------------

Net Assets                                                     $        7,211   $          23,265    $      (632) $         29,844
                                                               ===================================================================

           Cost of Investments Owned                                    7,135   $          24,684              -            31,819
                                                               ===================================================================

Net Assets Consist of:
Paid in capital                                                $       17,360   $          36,734    $      (632) $         53,462
Undistributed (overdistributed) net investment income                       0                  17              -                17
Accumulated undistributed net realized (loss)                         (10,205)            (12,179)             -           (22,384)
Net unrealized appreciation                                                56              (1,307)             -            (1,251)
                                                               -------------------------------------------------------------------
           Net assets                                          $        7,211   $          23,265    $      (632) $         29,844
                                                               ===================================================================

Shares Issued and Outstanding:

RCM Tax-Managed Growth
-----------------------------------------------------------
Institutional Class                                                       256                   -             48               304
Administrative Class                                                        -                   -              -                 -
Class A                                                                    62                   -            645               707
Class B                                                                    80                   -            562               642
Class C                                                                    44                   -          1,328             1,372
Class D                                                                   379                   -              8               387

PPA Tax-Efficient Equity
-----------------------------------------------------------

Institutional Class                                                         -                  54            (54)                -
Administrative Class                                                        -                  82            (82)                -
Class A                                                                     -                 742           (742)                -
Class B                                                                     -                 663           (663)                -
Class C                                                                     -               1,569         (1,569)                -
Class D                                                                     -                   9             (9)                -

Net Asset Value Per Share (1):

RCM Tax-Managed Growth
-----------------------------------------------------------
Institutional Class                                            $         8.81                   -    $         -  $           8.81
Administrative Class                                           $            -                   -    $         -  $              -
Class A                                                        $         8.78                   -    $         -  $           8.78
Class B                                                        $         8.72                   -    $         -  $           8.72
Class C                                                        $         8.72                   -    $         -  $           8.72
Class D                                                        $         8.75                   -    $         -  $           8.75

PPA Tax-Efficient Equity
-----------------------------------------------------------
Institutional Class                                                         -   $            7.75    $     (7.75) $              -
Administrative Class                                                        -   $            7.68    $     (7.68) $              -
Class A                                                                     -   $            7.63    $     (7.63) $              -
Class B                                                                     -   $            7.38    $     (7.38) $              -
Class C                                                                     -   $            7.38    $     (7.38) $              -
Class D                                                                     -   $            7.62    $     (7.62) $              -

(1) All per share amounts represent Net Asset Value per share

See Notes to Pro Forma combined financial statements

For the twelve months ended December 31, 2002

PRO FORMA COMBINED STATEMENT OF OPERATIONS (unaudited)

All numbers are in thousands

                                                                  RCM Tax-          PPA Tax-         Pro Forma     RCM Tax-Managed
                                                               Managed Growth   Efficient Equity    Adjustments    Growth Fund Pro
                                                                                                                    Forma Combined
                                                                                                    ------------------------------
Investment Income:
Dividends and interest                                         $           83   $            494              0    $           577

Expenses:
Investment advisory fees                                                   45                151             50                246
Administration fees                                                        32                117             23                172
Service fees                                                                                                                     0
     - Institutional Class                                                 (2)                                -                 (2)
     - Administration Class                                                                   26              -                 26
     - Class A                                                                                14              -                 14
     - Class B                                                                                55              -                 55
     - Class C                                                                                87                                87
     - Class D                                                              1                                 -                  1
Distribution fees:                                                                                            -                  0
     - Class A                                                                                                -                  0
     - Class B                                                              1                  7              -                  8
     - Class C                                                                                22                                22
     - Class D                                                              1                                                    1
Trustees' fees                                                              9                  2                                11
Interest expense                                                                               2                                 2
Miscellaneous                                                              36                  0              -                 36
                                                               -------------------------------------------------------------------
   Total expenses                                                         123                483             73                679
   Reimbursement by Manager                                               (35)                                                 (35)

Net Investment Income                                                      (5)                11            (73)               (67)
                                                               -------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments                                         (852)            (2,652)             -             (3,504)
Net change in unrealized appreciation (depreciation) on
investments and options written                                          (646)            (5,764)             -             (6,410)
                                                               -------------------------------------------------------------------
   Net Gain                                                            (1,498)            (8,416)                           (9,914)
                                                               -------------------------------------------------------------------

                                                               -------------------------------------------------------------------
Net Increase in Assets Resulting from Operations               $       (1,503)  $         (8,405)   $       (73)   $        (9,981)
                                                               ===================================================================


See Notes to Pro Forma combined financial statements.

December 31, 2002
PRO FORMA COMBINED SCHEDULES OF
INVESTMENTS (unaudited)
All numbers are in thousands

                                            ----------------------------------------------------------------------------------------
                                               RCM Tax-Managed    PPA Tax-Efficient   RCM Tax-Managed Growth Fund Pro Forma Combined
                                                 Growth Fund         Equity Fund
                                            ----------------------------------------------------------------------------------------
                                                          Value                Value                   Value       % Combined Value
                                              Shares      (000s)   Shares      (000s)      Shares      (000s)        of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS
Aerospace
Boeing Co.                                                          7,700      $  254       7,700      $  254                   0.8%
Lockheed Martin Corp.                                               3,400         196       3,400         196                   0.7%
United Technologies Corp.                      2,725      $ 169     1,300          81       4,025         250                   0.8%
                                                          -----                 -----                  ------                ------
                                                            169                   531                     700                   2.3%
                                                          =====                 =====                  ======                ======
Capital Goods
3M Co.                                                                900         111         900         111                   0.4%
American Standard Cos., Inc. (a)                                    2,400         171       2,400         171                   0.6%
Cooper Industries, Ltd.                                             1,391          51       1,391          51                   0.2%
General Electric Co.                           8,200        200    31,610         770      39,810         970                   3.2%
ITT Industries, Inc.                                                  400          24         400          24                   0.1%
Johnson Controls, Inc.                                                300          24         300          24                   0.1%
Monsanto Co.                                                          720          14         720          14                   0.0%
PPG Industries, Inc.                                                  700          35         700          35                   0.1%
Tyco International Ltd.                                             4,800          82       4,800          82                   0.3%
                                                          -----                 -----                  ------                ------
                                                            200                 1,282                   1,482                   5.0%
                                                          =====                 =====                  ======                ======
Communications
ALLTEL Corp.                                                        1,500          77       1,500          77                   0.3%
BellSouth Corp.                                                    11,300         292      11,300         292                   1.0%
CenturyTel, Inc.                                                      400          12         400          12                   0.0%
Nokia Oyj SP- ADR (a)                          3,500         54                             3,500          54                   0.2%
SBC Communications, Inc.                                           13,626         369      13,626         369                   1.2%
Sprint Corp.                                                        4,800          70       4,800          70                   0.2%
Sprint Corp. (PCS Group) (a)                                        5,000          22       5,000          22                   0.1%
Verizon Communications, Inc.                                        9,882         383       9,882         383                   1.3%
Vodafone Group PLC SP- ADR                     4,000         73                             4,000          73                   0.2%
                                                          -----                 -----                  ------                ------
                                                            127                 1,225                   1,352                   4.5%
                                                          =====                 =====                  ======                ======
Consumer Discretionary
AOL Time Warner, Inc. (a)                                          11,950         157      11,950         157                   0.5%
Bed, Bath & Beyond, Inc. (a)                                          300          10         300          10                   0.0%
Clear Channel Communications, Inc. (a)                              2,300          86       2,300          86                   0.3%
Comcast Corp. (a)                                                     700          16         700          16                   0.1%
Costco Wholesale Corp. (a)                     2,250         63                             2,250          63                   0.2%

December 31, 2002
PRO FORMA COMBINED SCHEDULES OF
INVESTMENTS (unaudited)
All numbers are in thousands

                                            ----------------------------------------------------------------------------------------
                                               RCM Tax-Managed    PPA Tax-Efficient   RCM Tax-Managed Growth Fund Pro Forma Combined
                                                 Growth Fund         Equity Fund
                                            ----------------------------------------------------------------------------------------
                                                          Value                Value                   Value       % Combined Value
                                              Shares      (000s)   Shares      (000s)      Shares      (000s)        of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Electronic Arts, Inc.(a)                                              200          10         200          10                   0.0%
Family Dollar Stores, Inc.                                          1,600          50       1,600          50                   0.2%
Federated Department Stores, Inc. (a)                               1,200          35       1,200          35                   0.1%
Goodyear Tire & Rubber Co.                                          1,800          12       1,800          12                   0.0%
Harley -Davidson, Inc. (a)                     2,500        116                             2,500         116                   0.4%
Jones Apparel Group, Inc. (a)                                       2,100          74       2,100          74                   0.2%
Kohl's Corp. (a)                                                    1,800         101       1,800         101                   0.3%
Liz Claiborne, Inc.                                                 1,600          47       1,600          47                   0.2%
Lowe's Cos., Inc.                                                     700          26         700          26                   0.1%
Nike, Inc.                                                          1,000          44       1,000          44                   0.1%
Reebok International Ltd. (a)                                         700          21         700          21                   0.1%
Starbucks Corp. (a)                            1,850         38                             1,850          38                   0.1%
The Home Depot, Inc.                           2,500         60     6,600         158       9,100         218                   0.7%
Thomas & Betts Corp.                                                6,400         108       6,400         108                   0.4%
TJX Companies., Inc.                                                1,600          31       1,600          31                   0.1%
VF Corp.                                                            1,500          54       1,500          54                   0.2%
W.W. Grainger, Inc.                                                   300          15         300          15                   0.0%
Wal-Mart Stores, Inc.                                              12,500         631      12,500         631                   2.1%
Whirlpool Corp.                                                     1,000          52       1,000          52                   0.2%
Winn-Dixie Stores, Inc.                                             1,400          21       1,400          21                   0.1%
Yum! Brands, Inc. (a)                                               4,000          97       4,000          97                   0.3%
                                                          -----                 -----                   -----                 -----
                                                            277                 1,856                   2,133                   7.0%
                                                          =====                 =====                   =====                 =====
Consumer Services
Apollo Group, Inc. (a)                                                600          26         600          26                   0.1%
Carnival Corp.                                                      1,300          32       1,300          32                   0.1%
Cendant Corp. (a)                                                   7,500          79       7,500          79                   0.3%
Comcast Corp. (a)                                                   4,270         101       4,270         101                   0.3%
Darden Restaurants, Inc.                                            3,150          64       3,150          64                   0.2%
eBay, Inc. (a)                                                      1,300          88       1,300          88                   0.3%
Harrah's Entertainment, Inc. (a)                                    1,400          55       1,400          55                   0.2%
Hilton Hotels Corp.                                                 3,000          38       3,000          38                   0.1%
Knight-Ridder, Inc.                                                   600          38         600          38                   0.1%
McDonald's Corp.                                                      700          11         700          11                   0.0%
New York Times Co.                                                  1,800          82       1,800          82                   0.3%

December 31, 2002
PRO FORMA COMBINED SCHEDULES OF
INVESTMENTS (unaudited)
All numbers are in thousands

                                            ----------------------------------------------------------------------------------------
                                               RCM Tax-Managed    PPA Tax-Efficient   RCM Tax-Managed Growth Fund Pro Forma Combined
                                                 Growth Fund         Equity Fund
                                            ----------------------------------------------------------------------------------------
                                                          Value                Value                   Value       % Combined Value
                                              Shares      (000s)   Shares      (000s)      Shares      (000s)        of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Sabre Holdings Corp. 'A' (a)                                        1,345          24       1,345          24                   0.1%
Tribune Co.                                                         4,200         191       4,200         191                   0.6%
Viacom, Inc. (a)                               2,600        106     5,852         239       8,452         345                   1.1%
Walt Disney Co.                                                    12,300         201      12,300         201                   0.7%
Wendy's International, Inc.                                         1,900          51       1,900          51                   0.2%
                                                          -----                 -----                  ------                ------
                                                            106                 1,320                   1,426                   4.7%
                                                          =====                 =====                  ======                ======
Consumer Staples
Adolph Coors Co. 'B'                                                  500          31         500          31                   0.1%
Anheuser-Busch Cos., Inc.                      4,700        227     7,200         349      11,900         576                   1.9%
Avon Products, Inc.                                                   400          22         400          22                   0.1%
Brown-Forman Corp. 'B'                                                800          52         800          52                   0.2%
Coca-Cola Co.                                                       4,950         217       4,950         217                   0.7%
Colgate-Palmolive Co.                          5,000        262     1,800          94       6,800         356                   1.2%
Gillette Co.                                                        1,500          46       1,500          46                   0.2%
Pepsi Bottling Group, Inc.                                          4,500         116       4,500         116                   0.4%
PepsiCo, Inc.                                  5,100        215     3,780         160       8,880         375                   1.2%
Philip Morris Cos., Inc.                                            5,800         235       5,800         235                   0.8%
Procter & Gamble Co.                                                3,000         258       3,000         258                   0.8%
Safeway, Inc. (a)                                                     500          12         500          12                   0.0%
SYSCO Corp.                                    9,500        283     9,400         280      18,900         563                   1.8%
Walgreen Co.                                   9,175        268     7,600         222      16,775         490                   1.6%
                                                          -----                 -----                  ------                ------
                                                          1,255                 2,094                   3,349                  11.0%
                                                          =====                 =====                  ======                ======
Energy
Baker Hughes, Inc.                             4,200        135                             4,200         135                   0.4%
BJ Services Co. (a)                            6,300        204                             6,300         204                   0.7%
BP PLC SP - ADR                                5,900        240                             5,900         240                   0.8%
ChevronTexaco Corp.                                                   724          48         724          48                   0.2%
Exxon Mobil Corp.                                                  18,662         652      18,662         652                   2.1%
Halliburton Co.                                                       600          11         600          11                   0.0%
Occidental Petroleum Corp.                                          7,000         199       7,000         199                   0.7%
Schlumberger Ltd.                                                     700          29         700          29                   0.1%
Transocean Sedco Forex, Inc.                                        3,500          81       3,500          81                   0.3%
                                                          -----                 -----                  ------                ------
                                                            579                 1,020                   1,599                   5.3%
                                                          =====                 =====                  ======                ======
Financial & Business Services

December 31, 2002
PRO FORMA COMBINED SCHEDULES OF
INVESTMENTS (unaudited)
All numbers are in thousands

                                            ----------------------------------------------------------------------------------------
                                               RCM Tax-Managed    PPA Tax-Efficient   RCM Tax-Managed Growth Fund Pro Forma Combined
                                                 Growth Fund         Equity Fund
                                            ----------------------------------------------------------------------------------------
                                                          Value                Value                   Value       % Combined Value
                                              Shares      (000s)   Shares      (000s)      Shares      (000s)        of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Accenture Ltd. (a)                            8,300        149                              8,300       149              0.5%
AFLAC, Inc.                                                        1,600         48         1,600        48              0.2%
Allstate Corp.                                                       600         22           600        22              0.1%
Ambac Financial Group, Inc.                                        3,700        208         3,700       208              0.7%
American Express Co.                                               5,300        187         5,300       187              0.6%
American International Group, Inc.            1,800        104     5,243        303         7,043       407              1.3%
Automatic Data Processing, Inc.               4,900        192     3,700        145         8,600       337              1.1%
Bank of America Corp.                                              5,800        404         5,800       404              1.3%
Bank One Corp.                                                     3,100        113         3,100       113              0.4%
Bear Stearns Co., Inc.                                             1,427         85         1,427        85              0.3%
Capital One Financial Corp.                                          300          9           300         9              0.0%
Charles Schwab Corp.                                               4,500         49         4,500        49              0.2%
Citigroup, Inc.                                                   20,327        715        20,327       715              2.4%
Dow Jones & Co., Inc.                                                900         39           900        39              0.1%
Equifax, Inc.                                                      2,600         60         2,600        60              0.2%
Fannie Mae                                                         3,500        225         3,500       225              0.7%
Federated Investors, Inc.                     9,000        228                              9,000       228              0.7%
Fifth Third Bancorp.                                                 700         41           700        41              0.1%
First Data Corp.                                                   4,700        166         4,700       166              0.5%
First Tennessee National Corp.                                     5,800        208         5,800       208              0.7%
Franklin Resources, Inc.                                             100          3           100         3              0.0%
Freddie Mac                                   2,950        174     1,610         95         4,560       269              0.9%
Golden West Financial Corp.                                        1,000         72         1,000        72              0.2%
H&R Block, Inc.                                                    3,700        149         3,700       149              0.5%
Household International, Inc.                                      2,500         70         2,500        70              0.2%
J.P. Morgan Chase & Co.                                            6,260        150         6,260       150              0.5%
Janus Capital Group, Inc.                                          1,100         14         1,100        14              0.0%
Lehman Brothers Holdings, Inc.                                     1,800         96         1,800        96              0.3%
MBIA, Inc.                                                           150          7           150         7              0.0%
MBNA Corp.                                                         8,700        165         8,700       165              0.5%
Mellon Financial Corp.                                             2,900         76         2,900        76              0.2%
Merrill Lynch & Co.                           2,000        76      4,300        163         6,300       239              0.8%
MGIC Investment Corp.                                              1,300         54         1,300        54              0.2%
Moody's Corp.                                                        700         29           700        29              0.1%

December 31, 2002
PRO FORMA COMBINED SCHEDULES OF
INVESTMENTS (unaudited)
All numbers are in thousands

                                            ----------------------------------------------------------------------------------------
                                               RCM Tax-Managed    PPA Tax-Efficient   RCM Tax-Managed Growth Fund Pro Forma Combined
                                                 Growth Fund         Equity Fund
                                            ----------------------------------------------------------------------------------------
                                                          Value                Value                   Value       % Combined Value
                                              Shares      (000s)   Shares      (000s)     Shares       (000s)       of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                                    3,900       156        3,900        156              0.5%
North Fork Bancorp., Inc.                     3,300        111        700        24        4,000        135              0.4%
Omnicom Group, Inc.                                                 1,400        90        1,400         90              0.3%
Paychex, Inc.                                                       1,650        46        1,650         46              0.2%
PNC Bank Corp.                                                      1,300        54        1,300         54              0.2%
Simon Property Group, Inc.                                          3,100       106        3,100        106              0.3%
SLM Corp.                                                           2,300       239        2,300        239              0.8%
State Street Corp.                                                  5,900       230        5,900        230              0.8%
T. Rowe Price Group, Inc.                                           1,700        46        1,700         46              0.2%
The Goldman Sachs Group, Inc.                                       1,900       129        1,900        129              0.4%
Travelers Property Casualty Corp. (a)                                   1         0            1          0              0.0%
Wells Fargo & Co.                                                   1,900        89        1,900         89              0.3%
Willis Group Holdings Ltd. (a)                6,100        175                             6,100        175              0.6%
                                                       -------                -----                   -----        ----------
                                                         1,209                5,379                   6,588             21.5%
                                                       =======                =====                   =====        ==========
Healthcare
Abbott Laboratories                                                 4,500       180        4,500        180              0.6%
Allergan, Inc.                                                      1,600        92        1,600         92              0.3%
Amgen, Inc. (a)                               2,800        135      4,900       237        7,700        372              1.2%
Applera Corp.- Applied Biosystems Group                             1,600        28        1,600         28              0.1%
Baxter International, Inc.                    4,000        112                             4,000        112              0.4%
Becton Dickinson & Co.                                              4,100       126        4,100        126              0.4%
Boston Scientific Corp. (a)                                         1,200        51        1,200         51              0.2%
Bristol-Myers Squibb Co.                                            5,900       137        5,900        137              0.4%
C.R. Bard, Inc.                                                     2,000       116        2,000        116              0.4%
Cardinal Health, Inc.                                                 600        36          600         36              0.1%
Eli Lilly & Co.                                                       700        44          700         44              0.1%
Forest Laboratories, Inc. (a)                                         100        10          100         10              0.0%
Genentech, Inc. (a)                           1,050         35                             1,050         35              0.1%
HCA, Inc.                                                           3,200       133        3,200        133              0.4%
International Flavors & Frgrances             6,200        218                             6,200        218              0.7%
Johnson & Johnson                             3,000        161     12,300       661       15,300        822              2.7%
McKesson Corp.                                                      4,500       122        4,500        122              0.4%
Medtronic, Inc.                               2,300        105      4,300       196        6,600        301              1.0%
Merck & Co., Inc.                                                   8,600       487        8,600        487              1.6%

December 31, 2002
PRO FORMA COMBINED SCHEDULES OF
INVESTMENTS (unaudited)
All numbers are in thousands

                                            ----------------------------------------------------------------------------------------
                                               RCM Tax-Managed    PPA Tax-Efficient   RCM Tax-Managed Growth Fund Pro Forma Combined
                                                 Growth Fund         Equity Fund
                                            ----------------------------------------------------------------------------------------
                                                          Value                Value                   Value       % Combined Value
                                              Shares      (000s)   Shares      (000s)      Shares      (000s)        of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Pfizer, Inc.                                   5,500        168    20,713         633      26,213         801                   2.6%
Pharmacia Corp.                                6,500        272     6,209         260      12,709         532                   1.7%
St. Jude Medical, Inc. (a)                                          3,200         127       3,200         127                   0.4%
Stryker Corp.                                                       1,600         107       1,600         107                   0.4%
Tenet Healthcare Corp. (a)                                          5,000          82       5,000          82                   0.3%
Teva Pharmaceutical Industries Ltd. SP - ADR   6,000        232                             6,000         232                   0.8%
UnitedHealth Group, Inc. (a)                                          500          42         500          42                   0.1%
Wyeth                                          6,550        245     2,400          90       8,950         335                   1.1%
                                                          -----                 -----                  ------                ------
                                                          1,683                 3,997                   5,680                  18.5%
                                                          =====                 =====                  ======                ======
Materials & Processing
Air Products & Chemicals, Inc.                                        600          26         600          26                   0.1%
Hercules, Inc. (a)                                                  1,600          14       1,600          14                   0.0%
International Paper Co.                                             2,800          98       2,800          98                   0.3%
Plum Creek Timber Co., Inc.                                         1,900          45       1,900          45                   0.1%
Praxair, Inc.                                                         300          17         300          17                   0.1%
Sherwin-Williams Co.                                                1,200          34       1,200          34                   0.1%
Worthington Industries, Inc.                                        2,500          38       2,500          38                   0.1%
                                                          -----                 -----                  ------                ------
                                                                                  272                     272                   0.8%
                                                          =====                 =====                  ======                ======
Technology
Adobe Systems, Inc.                                                 1,000          25       1,000          25                   0.1%
Agilent Technologies, Inc. (a)                                        700          13         700          13                   0.0%
Altera Corp. (a)                                                    6,300          78       6,300          78                   0.3%
Applied Materials, Inc. (a)                                           736          10         736          10                   0.0%
Autodesk, Inc.                                                      1,200          17       1,200          17                   0.1%
Broadcom Corp. 'A' (a)                                                500           8         500           8                   0.0%
Cisco Systems, Inc. (a)                        6,000         79    25,900         339      31,900         418                   1.4%
Corning, Inc. (a)                                                   2,100           7       2,100           7                   0.0%
Dell Computer Corp. (a)                        2,700         72     9,000         241      11,700         313                   1.0%
Electronic Data Systems Corp.                                       3,700          68       3,700          68                   0.2%
EMC Corp. (a)                                                       6,100          37       6,100          37                   0.1%
Emerson Electric Co.                                                3,700         188       3,700         188                   0.6%
Gentex Corp. (a)                               3,500        111                             3,500         111                   0.4%
Hewlett-Packard Co.                                                 6,901         120       6,901         120                   0.4%
Honeywell International, Inc.                                       1,000          24       1,000          24                   0.1%

December 31, 2002
PRO FORMA COMBINED SCHEDULES OF
INVESTMENTS (unaudited)
All numbers are in thousands

                                            ----------------------------------------------------------------------------------------
                                               RCM Tax-Managed    PPA Tax-Efficient   RCM Tax-Managed Growth Fund Pro Forma Combined
                                                 Growth Fund         Equity Fund
                                            ----------------------------------------------------------------------------------------
                                                          Value                Value                   Value       % Combined Value
                                              Shares      (000s)   Shares      (000s)      Shares      (000s)        of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
IBM Corp.                                                           6,000       465         6,000        465              1.5%
Intel Corp.                                    5,200        81     18,930       295        24,130        376              1.2%
International Game Technology (a)                                     300        23           300         23              0.1%
Intuit, Inc. (a)                                                      900        42           900         42              0.1%
JDS Uniphase Corp. (a)                                              4,700        12         4,700         12              0.0%
KLA-Tencor Corp. (a)                                                1,900        67         1,900         67              0.2%
Lexmark International, Inc. (a)                                       500        30           500         30              0.1%
Lucent Technologies, Inc. (a)                                      15,600        20        15,600         20              0.1%
McData Corp. 'A' (a)                                                    1         0             1          0              0.0%
Microsoft Corp. (a)                            6,700       346     16,600       858        23,300      1,204              4.0%
Motorola, Inc.                                                     19,700       170        19,700        170              0.6%
National Semiconductor Corp. (a)                                      500         8           500          8              0.0%
NCR Corp. (a)                                                       1,000        24         1,000         24              0.1%
Oracle Corp. (a)                                                   15,540       168        15,540        168              0.6%
PerkinElmer, Inc.                                                   1,200        10         1,200         10              0.0%
QLogic Corp. (a)                                                      500        17           500         17              0.1%
QUALCOMM, Inc. (a)                                                  1,700        62         1,700         62              0.2%
Rockwell Automation, Inc.                                           8,800       182         8,800        182              0.6%
Scientific-Atlanta, Inc.                                            2,200        26         2,200         26              0.1%
Solectron Corp. (a)                                                 4,900        17         4,900         17              0.1%
Sun Microsystems, Inc. (a)                                          2,400         7         2,400          7              0.0%
SunGard Data Systems, Inc. (a)                                        700        17           700         17              0.1%
Tektronix, Inc. (a)                                                 2,500        45         2,500         45              0.1%
Texas Instruments, Inc.                                             4,800        72         4,800         72              0.2%
VERITAS Software Corp. (a)                     2,300        36                              2,300         36              0.1%
Xilinx, Inc. (a)                                                    3,100        64         3,100         64              0.2%
Yahoo, Inc. (a)                                                       800        13           800         13              0.0%
                                                       -------             --------                 --------             -----
                                                           725                3,889                    4,614             15.1%
                                                       =======             ========                 ========             =====

Transportation
Southwest Airlines Co.                                              2,800        39         2,800         39              0.1%
United Parcel Service, Inc.                    1,700       107      2,500       158         4,200        265              0.9%
                                                       -------             --------                 --------             -----
                                                           107                  197                      304              1.0%
                                                       =======             ========                 ========             =====
Utilities
AES Corp. (a)                                                       9,200        28         9,200         28              0.1%

December 31, 2002
PRO FORMA COMBINED SCHEDULES OF
INVESTMENTS (unaudited)
All numbers are in thousands

                                            ----------------------------------------------------------------------------------------
                                               RCM Tax-Managed    PPA Tax-Efficient   RCM Tax-Managed Growth Fund Pro Forma Combined
                                                 Growth Fund         Equity Fund
                                            ----------------------------------------------------------------------------------------
                                                          Value                Value                   Value       % Combined Value
                                              Shares      (000s)   Shares      (000s)      Shares      (000s)        of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Allegheny Energy, Inc.                                              1,400          11         1,400        11              0.0%
American Electric Power Co., Inc.                                   1,000          27         1,000        27              0.1%
Edison International                                                7,100          84         7,100        84              0.3%
Exelon Corp.                                                          300          16           300        16              0.1%
NiSource, Inc.                                                      3,000          60         3,000        60              0.2%
PG&E Corp. (a)                                                      3,800          53         3,800        53              0.2%
TXU Corp.                                                           1,300          24         1,300        24              0.1%
                                                                            ---------                  ------      ------------
                                                                                  303                     303              1.1%
                                                      ==========            =========                  ======      ============
Total Common Stocks                                        6,437               23,365                  29,802             97.8%
                                                      ==========            =========                  ======      ============
(Cost $6,380 and $24,672 respectively)


SHORT-TERM INSTRUMENTS 0.1%

                                            Principal            Principal                Principal
                                              Amount               Amount                   Amount
                                              (000s)               (000s)                   (000s)
Repurchase Agreement 0.1%
State Street Bank
 1.050% due 01/02/2003                       $   755  $      755   $   12   $      12    $      767  $    767              2.5%
 (Dated 12/31/2002. Collateralized by
 Federal Home Loan Bank, Sallie Mae,
 respectively 0.000% due 03/28/2003
 and 3.150% due 10/24/2003 valued at
 $771 and $15.

 Repurchase proceeds are $755 and $12
  respectively.)

                                                      ----------            ---------                --------      ------------
Total Short-Term Instruments                                 755                   12                     767              2.5%
                                                      ==========            =========                ========      ============
(Cost $755 and 12 respectively)

Total Investments                                     $    7,192            $  23,377                $ 30,569            100.3%
(Cost $7,135 and $24,684 respectively)

Other Assets and Liabilities (Net)                            19                 (112)                    (93)            -0.3%
                                                      ----------            ---------                ---------      ------------

Net Assets                                            $    7,211            $  23,265                $ 30,476            100.0%
                                                      ----------            ---------                --------      ------------


Notes to Pro Forma Combined Schedule of Investments
(a) Non- income producing security.

See Accompanying Notes

Notes to Pro Forma Financial Statements
PIMCO Funds: Multi-Manager Series
RCM Tax-Managed Growth Fund

Basis of Presentation:

Subject to the approval of the Agreement and Plan of Merger ("Plan of Merger") by the shareholders of the PPA Tax-Efficient Equity Fund (the "PPA Fund"), the PPA Fund would merge with and into the RCM Tax-Managed Growth Fund (the "DRCM Fund") in a transaction in which the DRCM Fund will be the surviving Fund. As a result of the proposed transaction, the PPA will cease to be a separate series of the Trust and shareholders of the PPA Fund will receive in exchange for their shares a number of DRCM Fund shares of the same class, equal in value at the date of the Merger (the "Merger Shares") to the aggregate value of their PPA Fund shares.

As a result of the proposed transaction, Class A shareholders of the PPA Fund will receive in exchange for their Class A shares a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the net asset value of the PPA Fund attributable to its Class A shares, (ii) Class B shareholders of the PPA Fund will receive in exchange for their Class B shares a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the net asset value of the PPA Fund attributable to its Class B shares, (iii) Class C shareholders of the PPA Fund will receive in exchange for their Class C shares a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the net asset value of the PPA Fund attributable to its Class C shares, (iv) Class D shareholders of the PPA Fund will receive in exchange for their Class D shares a number of full and fractional Class D Merger Shares having an aggregate net asset value equal to the net asset value of the PPA Fund attributable to its Class D shares, and (v) Institutional Class shareholders of the PPA Fund will receive in exchange for their Institutional Class shares a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the net asset value of the PPA Fund attributable to its Institutional Class shares. As a result of the proposed transaction, each holder of Class A, Class B, Class C, Class D and Institutional Class shares of the PPA Fund would receive a number of full and fractional Class A, Class B, Class C, Class D and Institutional Class Merger Shares equal in aggregate value at the Exchange Date to the value of the Class A, Class B, Class C, Class D and Institutional Class shares, respectively, of the PPA Fund held by the shareholder.

The pro forma combined financial statements reflect the combined financial position of the PPA Tax-Efficient Equity Fund with the RCM Tax-Managed Growth Fund (hereafter the "Combined RCM Tax-Managed Growth Fund") at December 31, 2002, and the pro forma combined results of operations of the Combined RCM Tax-Managed Growth Fund for the period from January 1, 2002 to December 31, 2002, as though the merger had occurred on January 1, 2002.

The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of how the pro forma combined financial statements would have appeared had the merger actually occurred. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the respective portfolios.

The merger expenses will be borne by PIMCO Advisors Fund Management LLC. Parametric Portfolio Associates, the PPA Fund's sub-adviser, and Dresdner RCM Global Investors, the DRCM Fund's sub-adviser, have not identified any securities that are to be sold as a result of the proposed transactions.

Pro Forma Adjustments:

The pro forma combined Statements of Assets and Liabilities reflects the reclassification of capital for the Administrative Class shares of the PPA Fund into Shares of Beneficial Interest of the DRCM Fund.

The pro forma combined Statements of Operations reflects:

(i) an increase in the advisory fee paid by the PPA Tax-Efficient Equity Fund as a result of the application of the 0.60% advisory fee of the RCM Tax-Managed Growth Fund.

(ii) an increase in the administration fee for Institutional shares paid by the PPA Tax-Efficient Equity Fund as a result of the application of the 0.30% administration fee of Institutional shares of the RCM Tax-Managed Growth Fund.

(iii) an increase in the administration fee for Classes A, B, C and Class D shares paid by the PPA Tax-Efficient Equity Fund as a result of the application of the 0.50% administration fee of Classes A, B, C and Class D shares of the RCM Tax-Managed Growth Fund.

                        PIMCO FUNDS: MULTI-MANAGER SERIES

                                    FORM N-14

                                     PART C

                                OTHER INFORMATION

Item 15.  INDEMNIFICATION

      Reference is made to Article VIII, Section 1, of the Registrant's Second Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference herein.

Item 16.  EXHIBITS

(1)   Form of Second Amended and Restated Agreement and Declaration of Trust./1/

(2)   Amended and Restated Bylaws dated as of September 26, 2002./2/

(3) Voting trust agreements affecting more than 5% of any class of equity securities - None.

(4) Form of Agreement and Plan of Reorganization - Filed as Appendix A to Part A hereof.

(5)   (a)   Article III (Shares) and Article V (Shareholders' Voting Powers and
            Meetings) of the Second Amended and Restated Agreement and
            Declaration of Trust of the Registrant./1/

      (b) Article 9 (Issuance of Shares Certificates) and Article 11 (Shareholders' Voting Powers and Meetings) of the Amended and Restated Bylaws of the Registrant./2/

(6)   (a)   (i)     Form of Amended and Restated Investment Advisory Agreement
                    dated as of May 5, 2000./3/

----------
         /1/ Incorporated by reference from the corresponding exhibit of the Definitive Proxy Statement of the Trust (File No. 811-06161), as filed on November 7, 1996.

         /2/ Incorporated by reference from Post-Effective Amendment No. 74 to the Trust's Registration Statement on Form N-1A (File No. 33-36528), as filed on October 31, 2002.

         /3/ Incorporated by reference from Post-Effective Amendment No. 51 to the Trust's Registration Statement on Form N-1A (File 33-36528), as filed on August 17, 2000.

            (ii) Form of Addendum to Investment Advisory Agreement to decrease the advisory fee rate with respect to PIMCO Growth & Income Fund (f/k/a PIMCO Mid-Cap Equity Fund) and to add the PIMCO Healthcare Innovation, PIMCO Internet Innovation, PIMCO Small-Cap Technology, PIMCO Telecom Innovation, PIMCO Electronics Innovation, PIMCO/Allianz New Asia, PIMCO/Allianz Europe Growth, PIMCO/Allianz Select World and PIMCO/Allianz Emerging Markets Funds./3/

            (iii) Form of Addendum to Investment Advisory Agreement to add the Select Value Fund./4/

            (iv) Form of Addendum to Investment Advisory Agreement to add the PIMCO RCM International Growth Equity Fund, PIMCO RCM Emerging Markets Fund, PIMCO RCM Europe Fund, PIMCO RCM Global Small-Cap Fund, PIMCO RCM Global Technology Fund, PIMCO RCM Global Healthcare Fund, PIMCO RCM Large-Cap Growth Fund, PIMCO RCM Tax-Managed Growth Fund. PIMCO RCM Mid-Cap Fund, PIMCO RCM Small Cap Fund, PIMCO RCM Biotechnology Fund, PIMCO RCM Balanced Fund and PIMCO RCM Global Equity Fund./5/

            (v) Form of addendum to Investment Advisory Agreement to add the PIMCO NACM Core Equity Fund, PIMCO NACM Global Fund, PIMCO NACM Growth Fund, PIMCO NACM International Fund, PIMCO NACM Flex-Cap Value Fund, PIMCO NACM Pacific Rim Fund and PIMCO NACM Value Fund./6/

            (vi) Form of Novation of Amended and Restated Investment Advisory Agreement, dated September 30, 2002, naming PIMCO Funds Advisors LLC as Adviser to the Trust./2/

      (b)   (i)     Portfolio Management Agreement with Parametric Portfolio
                    Associates./4/

            (ii)    Form of Portfolio Management Agreement with Dresdner RCM
                    Global

----------
         /4/ Incorporated by reference from Post-Effective Amendment No. 59 to the Trust's Registration Statement on Form N-1A (33-36528), as filed on August 31, 2001.

         /5/ Incorporated by reference from Post-Effective Amendment No. 66 to the Trust's Registration Statement on Form N-1A (File No. 33-36528), as filed on December 28, 2001.

         /6/ Incorporated by reference from Post-Effective Amendment No. 71 to the Trust's Registration Statement on Form N-1A (File No. 33-36528), as filed on July 19, 2002.

                    Investors LLC./5/

            (iii) Form of Novation of Portfolio Management Agreement with Parametric Portfolio Associates./2/

            (iv) Form of Novation of Portfolio Management Agreement with Dresdner RCM Global Investors, LLC./2/

(7)   (a)   Form of Amended and Restated Distribution Contract./7/

      (b) Supplement to Distribution Contract to add the PIMCO Large-Cap Value, PIMCO International Value, PIMCO Balanced Value, PIMCO Core Equity, PIMCO Small-Cap Value, PIMCO Disciplined Value and PIMCO Mid-Cap Value Funds./8/

      (c)   Form of Dealer Agreement./9/

(8)   Bonus, profit-sharing or pension plans - None.

(9)   (a)   Form of Custody and Investment Accounting Agreement dated January 1,
            2000 with State Street Bank & Trust Company./3/

      (b) Form of Amendment to Custody and Investment Accounting Agreement with State Street Bank & Trust Company./4/

(10)  (a)   Form of Distribution and Servicing Plan (Class A)./10/

      (b)   Form of Distribution and Servicing Plan (Class B)./10/

      (c)   Form of Distribution and Servicing Plan (Class C)./10/

----------
         /7/ Incorporated by reference from Post-Effective Amendment No. 81 to the Trust's Registration Statement on Form N-1A (File No. 33-36528), as filed on December 16, 2002.

         /8/ Incorporated by reference from Post-Effective Amendment No. 85 to the Trust's Registration Statement on Form N-1A (File No. 33-36528), as filed on April 1, 2003.

         /9/ Incorporated by reference from the corresponding exhibit of the Trust's Registration Statement on Form N-14 of Trust (File No. 333-54506), as filed on January 29, 2001.

         /10/ Incorporated by reference from Post-Effective Amendment No. 25 to the Trust's Registration Statement on Form N-1A (File No. 33-36528), as filed on January 13, 1997.

      (d)   Form of Distribution Plan for Administrative Class Shares./10/

      (e) Form of Distribution Plan for Class D Shares included as part of the Form of Amended and Restated Administration Agreement included as
            Exhibit 13(a).

      (f)   (i)     Form of Amended and Restated Multi-Class Plan./9/

            (ii) Amended and Restated Multi-Class Plan dated September 19, 2001./11/

            (iii) Second Amended and Restated Multi-Class Plan dated December 5, 2002./12/

(11) Opinion and Consent of Counsel as to legality of securities being registered, filed herewith.

(12) Opinion and Consent of Counsel as to tax matters, to be filed by post-effective amendment.

(13)  (a)   Amended and Restated Administration Agreement between the Trust and
            PIMCO Advisors Fund Management LLC dated March 7, 2003, filed herewith.

      (b) Form of Administration Agreement between PIMCO Advisors L.P. and Pacific Investment Management Company./10/

      (c) Form of Amendment to Administration Agreement (to include Class D shares) between PIMCO Advisors L.P. and Pacific Investment Management Company./13/

----------
         /11/ Incorporated by reference from Post-Effective Amendment No. 64 to the Trust's Registration Statement on Form N-1A (File Nos. 33-36528), as filed on October 30, 2001.

         /12/ Incorporated by reference from Post-Effective Amendment No. 76 to the Trust's Registration Statement on Form N-1A (File Nos. 33-36528), as filed on December 30, 2002.

         /13/ Incorporated by reference from Post-Effective Amendment No. 36 to the Trust's Registration Statement on Form N-1A (File Nos. 33-36528), as filed on October 30, 1998.

      (d)   Form of Agency Agreement and Addenda./14/

      (e)   Form of Addendum to Agency Agreement./10/

      (f)   Form of Assignment of Agency Agreement./10/

      (g)   Form of Addendum to Agency Agreement./15/

      (h)   (i)     Form of Transfer Agency and Services Agreement with National
                    Financial Data Services./16/

            (ii) Form of Transfer Agency and Services Agreement with First Data Investor Services Group, Inc. dated November 9, 1998, as amended July 20, 1999./3/

                    (1) Amendment Number Two to the Transfer Agency and Services Agreement with First Data Investor Services Group, Inc./4/

            (iii) Form of Transfer Agency and Services Agreement with State Street Bank and Trust Company, including Form of Novation and Amendment of Transfer Agency Agreement./5/

      (i)   Form of Service Plan for Institutional Class Shares./15/

      (j) Form of Administrative Services Plan for Administrative Class Shares./10/

      (k) Form of Securities Lending Authorization Agreement with State Street Bank and Trust Company./17/

----------
         /14/ Incorporated by reference from Post-Effective Amendment No. 22 to the Trust's Registration Statement on Form N-1A (File Nos. 33-36528), as filed on July 1, 1996.

         /15/ Incorporated by reference from Post-Effective Amendment No. 28 to the Trust's Registration Statement on Form N-1A (File Nos. 33-36528), as filed on October 31, 1997.

         /16/ Incorporated by reference from Post-Effective Amendment No. 55 to the Trust's Registration Statement on Form N-1A (File Nos. 33-36528), as filed on April 6, 2001.

         /17/ Incorporated by reference from Post-Effective Amendment No. 72 to the Trust's Registration Statement on Form N-1A (File Nos. 33-36528), as filed on August 29, 2002.

      (l) Form of Administration Agreement between the Trust and PIMCO Funds Advisors LLC./2/

(14)  Consent of PricewaterhouseCoopers LLP, filed herewith.

(15)  Financial Statements omitted pursuant to Item 14(a)(1) - None.

(16)  Power of Attorney, filed herewith.

(17)  Form of Proxy, filed herewith.

(99)  (a)   Prospectus dated November 1, 2002 for Class A, B and C shares of the
            Trust's Domestic Stock Funds, as supplemented./18/

      (b) Prospectus dated November 1, 2002 for Class D shares of the Trust's Domestic Stock Funds, as supplemented./19/

      (c) Prospectus dated November 1, 2002 for the Trust's Institutional and Administrative Class shares, as supplemented./20/

      (d) Statement of Additional Information of the Trust dated April 1, 2003, as revised and supplemented./21/

      (e)   PIMCO Funds Shareholders Guide for Class A, B, C and R shares./22/

      (f) Registrant's June 30, 2002 Annual Report for Class A, B and C shares./23/

      (g)   Registrant's June 30, 2002 Annual Report for Class D shares./23/

      (h) Registrant's June 30, 2002 Annual Report Institutional and Administrative Class shares./23/

      (i) Registrant's December 31, 2002 Semi-Annual Report for Class A, B and C shares./23/

----------
         /18/ Incorporated by reference from the Prospectus for Class A, B and C shares of the Trust's Domestic Stock Funds filed pursuant to Rule 497(c) on November 1, 2002 (Accession No. 0000927016-02-005220), as supplemented by the supplement dated May 2, 2003, as filed with the SEC on May 2, 2003 pursuant to Rule 497 (Accession No. 0000927016-03-002307).

         /19/ Incorporated by reference from the Prospectus for Class D shares of the Trust's Domestic Stock Funds filed pursuant to Rule 497(c) on November 1, 2002 (Accession No. 0000927016-02-005220) as supplemented by the supplement dated May 2, 2003, as filed with the SEC on May 2, 2003 pursuant to Rule 497 (Accession No. 0000927016-03-002307).

         /20/ Incorporated by reference from the Prospectus for Institutional and Administrative Class shares of the Trust's Funds filed pursuant to Rule 497(c) on November 1, 2002 (Accession No. 0000927016-02-005220) as supplemented by the supplement dated May 2, 2003, as filed with the SEC on May 2, 2003 pursuant to Rule 497 (Accession No. 0000927016-03-002307).

         /21/ Incorporated by reference from Post-Effective Amendment No. 85 to the Trust's Registration Statement on Form N1-A (File No. 33-36528, Accession No. 0000927016-03-001593), as filed on April 1, 2003 as supplemented by the supplement dated June 17, 2003, as filed with the SEC on June 17, 2003 pursuant to Rule 497 (Accession No. 0001193125-03-010319).

         /22/ Incorporated by reference from the PIMCO Funds Shareholders Guide for Class A, B, C and R shares of the Trust's Funds filed pursuant to Rule 497(e) on May 15, 2003 (Accession No. 0000927016-03-002755).

         /23/ Incorporated by reference from the Trust's Annual Report on Form N-30D (File No. 811-06161, Accession No. 0001017062-02-001613), as filed on
September 6, 2002.

      (j) Registrant's December 31, 2002 Semi-Annual Report for Class D shares./24/

      (k) Registrant's December 31, 2002 Semi-Annual Report for Institutional and Administrative Class shares./24/

Item 17.  UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment of the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) Pursuant to the requirements of Form N-14, the undersigned undertakes to file, by post-effective amendment to this registration statement, an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement that is part of this registration statement within a reasonable time after receipt of such opinion.

----------
         /24/ Incorporated by reference from the Trust's Semi-Annual Report on Form N-30D (File No. 811-06161, Accession No. 0001017062-03-000395), as filed on
March 10, 2003.

                                     NOTICE

      A copy of the Agreement and Declaration of Trust of PIMCO Funds:
Multi-Manager Series (the "Trust"), together with all amendments thereto, is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

                                   SIGNATURES

      As required by the requirements of the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Stamford, and the State of Connecticut on the 17/th/ day of June, 2003.

                                         PIMCO FUNDS: MULTI-MANAGER SERIES

                                         By: /s/ Newton B. Schott, Jr.
                                             ----------------------------
                                             Newton B. Schott, Jr.
                                             President, Chief Executive Officer
                                               and Secretary

      As required by the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Name                             Capacity                            Date
----                             --------                            ----

/s/  E. Philip Cannon*           Trustee                        June 17, 2003
----------------------
E. Philip Cannon

/s/  Donald P. Carter*           Trustee                        June 17, 2003
----------------------
Donald P. Carter

/s/  Gary A. Childress*          Trustee                        June 17, 2003
-----------------------
Gary A. Childress

/s/  Theodore J. Coburn*         Trustee                        June 17, 2003
------------------------
Theodore J. Coburn

/s/  W. Bryant Stooks*           Trustee                        June 17, 2003
----------------------
W. Bryant Stooks

/s/  Gerald M. Thorne*           Trustee                        June 17, 2003
----------------------
Gerald M. Thorne

/s/  Stephen J. Treadway*        Trustee and Chairman of        June 17, 2003
-------------------------        the Board of Directors
Stephen J. Treadway

/s/ Newton B. Schott, Jr.        President, Chief Executive     June 17, 2003
-------------------------        Officer and Secretary
Newton B. Schott, Jr.

/s/  John P. Hardaway*           Treasurer and Principal        June 17, 2003
----------------------           Accounting Officer
John P. Hardaway

                                         * By: /s/ Newton B. Schott, Jr.
                                               -----------------------------
                                               Newton B. Schott, Jr.,
                                               Attorney-In-Fact
                                               Date: June 17, 2003

                                  EXHIBIT INDEX

Exhibit No.    Exhibit Name
-----------    ------------

    11         Opinion of Ropes & Gray.

    13         (a) Amended and Restated Administration Agreement between the
                   Trust and PIMCO Advisors Fund Management LLC dated March 7, 2003.

    14         Consent of PricewaterhouseCoopers LLP.

    16         Power of Attorney.

    17         Form of Proxy.

    (99)       (a)  Prospectus dated November 1, 2002 for Class A, B and C shares of the Trust's Domestic Stock Funds, as supplemented./1/

    (99)       (b)  Prospectus dated November 1, 2002 for Class D shares of the
                    Trust's Domestic Stock Funds, as supplemented./2/

    (99)       (c)  Prospectus dated November 1, 2002 for the Trust's
                    Institutional and Administrative Class shares, as supplemented./3/

    (99)       (d)  Statement of Additional Information of the Trust dated April
                    1, 2003, as revised and supplemented./4/

    (99)       (e)  PIMCO Funds Shareholders Guide for Class A, B, C and R
                    shares./5/

    (99)       (f)  Registrant's June 30, 2002 Annual Report for Class A, B and
                    C shares./6/

    (99)       (g)  Registrant's June 30, 2002 Annual Report for Class D
                    shares./6/

    (99)       (h)  Registrant's June 30, 2002 Annual Report Institutional and
                    Administrative Class shares./6/

    (99)       (i)  Registrant's December 31, 2002 Semi-Annual Report for Class
                    A, B and C shares./7/

    (99)       (j)  Registrant's December 31, 2002 Semi-Annual Report for Class
                    D shares./7/

    (99)       (k)  Registrant's December 31, 2002 Semi-Annual Report for
                    Institutional and Administrative Class shares./7/

----------
         /1/ Incorporated by reference from the Prospectus for Class A, B and C shares of the Trust's Domestic Stock Funds filed pursuant to Rule 497(c) on November 1, 2002 (Accession No. 0000927016-02-005220) as supplemented by the supplement dated May 2, 2003, as filed with the SEC on May 2, 2003 pursuant to Rule 497 (Accession No. 0000927016-03-002307).

         /2/ Incorporated by reference from the Prospectus for Class D shares of the Trust's Domestic Stock Funds filed pursuant to Rule 497(c) on November 1, 2003 (Accession No. 0000927016-02-005220) as supplemented by the supplement dated May 2, 2003, as filed with the SEC on May 2, 2003 pursuant to Rule 497 (Accession No. 0000927016-03-002307).

         /3/ Incorporated by reference from the Prospectus for Institutional and Administrative Class shares of the Trust's Funds filed pursuant to Rule 497(c) on November 1, 2002 (Accession No. 0000927016-02-005220) as supplemented by the supplement dated May 2, 2003, as filed with the SEC on May 2, 2003 pursuant to Rule 497 (Accession No. 0000927016-03-002307).

         /4/ Incorporated by reference from Post-Effective Amendment No. 85 to the Trust's Registration Statement on Form N-1A (File No. 33-36528, Accession No. 0000927016-03-001593), as filed on April 1, 2003 as supplemented by the supplement dated June 17, 2003, as filed with the SEC on June 17, 2003 pursuant to Rule 497 (Accession No. 0001193125-03-010319).

         /5/ Incorporated by reference from the PIMCO Funds Shareholders Guide for Class A, B, C and R shares of the Trust's Funds filed pursuant to Rule 497
(e) on May 15, 2003 (Accession No. 0000927016-03-002755).

         /6/ Incorporated by reference from the Trust's Annual Report on Form N-30D (File No. 811-06161, Accession No. 0001017062-02-001613), as filed on
September 6, 2002.

         /7/ Incorporated by reference from the Trust's Semi-Annual Report on Form N-30D (File No. 811-06161, Accession No. 0001017062-03-000395), as filed on
March 10, 2003.